Supplement to John Hancock Growth Funds Prospectus


                    Growth Fund--Portfolio Manager (page 10)

Bernice S. Behar will lead the portfolio management team for Growth Fund until December 31, 1996. After that date, Ms. Behar will continue to lead the portfolio management teams for Discovery Fund, Emerging Growth Fund and Global Marketplace Fund. Ms. Behar, who joined John Hancock Funds in 1991, is a senior vice president of the adviser. She has been in the investment business since 1986.


December 2, 1996

GROPS 12/96

JOHN HANCOCK INTERNATIONAL/GLOBAL FUNDS PROSPECTUS SUPPLEMENT

Effective December 2, 1996, for Global Technology Fund, the Registrant name for the fund on page 10 has been changed to John Hancock Series Trust and the date of the Prospectus for the fund is December 2, 1996. The financial highlights below for Global Technology Fund have been updated from those shown on page 11 to include unaudited figures for the six months ended June 30, 1996.

GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------------------------------------------------------
Class A - year ended December 31,                           1986     1987     1988     1989     1990     1991     1992     1993
--------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                       $13.57   $13.80   $13.98   $15.31   $16.93   $12.44   $15.60   $14.94
Net investment income (loss)                                 0.14     0.15     0.15     0.10   (0.04)     0.05   (0.15)   (0.21)
Net realized and unrealized gain (loss) on
investments and foreign currency transactions                0.25     0.26     1.32     2.43   (3.09)     4.11     1.00     4.92
Total from investment operations                             0.39     0.41     1.47     2.53   (3.13)     4.16     0.85     4.71
Less distributions:
  Dividends from net investment income                     (0.16)   (0.23)   (0.14)   (0.13)       --   (0.04)       --       --
  Distributions from net realized gain on
  investments and foreign currency transactions                --       --       --   (0.78)   (1.36)   (0.96)   (1.51)   (2.20)
  Total distributions                                      (0.16)   (0.23)   (0.14)   (0.91)   (1.36)   (1.00)   (1.51)   (2.20)
Net asset value, end of period                             $13.80   $13.98   $15.31   $16.93   $12.44   $15.60   $14.94   $17.45
Total investment return at net asset value(2) (%)            2.89     2.84    10.48    16.61  (18.46)    33.05     5.70    32.06
Total adjusted investment return at net asset value(2,3)       --       --       --       --       --       --     5.53       --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)               56,927   44,224   38,594   40,341   28,864   31,580   32,094   41,749
Ratio of expenses to average net assets (%)                  1.75     1.63     1.75     1.90     2.36     2.32     2.05     2.10
Ratio of adjusted expenses to average net assets(4) (%)        --       --       --       --       --       --     2.22       --
Ratio of net investment income (loss) to
average net assets (%)                                       0.77     0.75     0.89     0.60   (0.28)     0.34   (0.88)   (1.49)
Ratio of adjusted net investment income (loss) to
average net assets(4) (%)                                      --       --       --       --       --       --   (1.05)       --
Portfolio turnover rate (%)                                     6        9       12       30       38       67       76       86
Fee reduction per share  ($)                                   --       --       --       --       --       --     0.03       --
Average brokerage commission rate(5) ($)                      N/A      N/A      N/A      N/A      N/A      N/A      N/A      N/A
--------------------------------------------------------------------------------------------
Class A - year ended December 31,                            1994        1995       1996(9)
--------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                       $17.45      $17.84      $24.51
Net investment income (loss)                               (0.22)(1)   (0.22)(1)   (0.09)
Net realized and unrealized gain (loss) on
investments and foreign currency transactions                1.87        8.53        0.77
Total from investment operations                             1.65        8.31        0.68
Less distributions:
  Dividends from net investment income                         --          --          --
  Distributions from net realized gain on
  investments and foreign currency transactions            (1.26)      (1.64)          --
  Total distributions                                      (1.26)      (1.64)          --
Net asset value, end of period                             $17.84      $24.51      $25.19
Total investment return at net asset value(2) (%)            9.62       46.53        2.78(8)
Total adjusted investment return at net asset value(2,3)       --       46.41        2.74(8)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)               52,193     155,001     161,681
Ratio of expenses to average net assets (%)                  2.16        1.67        1.55(7)
Ratio of adjusted expenses to average net assets(4) (%)        --        1.79        1.62(7)
Ratio of net investment income (loss) to
average net assets (%)                                     (1.25)      (0.89)      (0.74)(7)
Ratio of adjusted net investment income (loss) to
average net assets(4) (%)                                      --      (1.01)      (0.81)(7)
Portfolio turnover rate (%)                                    67          70          34
Fee reduction per share  ($)                                   --        0.03(1)     0.01
Average brokerage commission rate(5) ($)                      N/A         N/A        0.07
--------------------------------------------------------------------------------------------------------------------------------
Class B - year ended December 31,                                                              1994(6)      1995        1996
--------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                                           $17.24      $17.68      $24.08
Net investment income (loss)                                                                   (0.35)(1)   (0.39)(1)   (0.16)
Net realized and unrealized gain (loss) on investments                                           2.05        8.43        0.75
Total from investment operations                                                                 1.70        8.04        0.59
Less distributions:
  Distributions from net realized gain on
  investments sold                                                                             (1.26)       (1.64)         --
Net asset value, end of period                                                                 $17.68       $24.08     $24.67
Total investment return at net asset value(2) (%)                                               10.02        45.42       2.45(8)
Total adjusted investment return at net asset value(2,3)                                           --        45.30       2.41(8)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                                    9,324       35,754     47,564
Ratio of expenses to average net assets (%)                                                      2.90(7)      2.41       2.25(7)
Ratio of adjusted expenses to average net assets(4) (%)                                            --         2.53       2.32(7)
Ratio of net investment income (loss)
to average net assets (%)                                                                      (1.98)(7)    (1.62)     (1.43)(7)
Ratio of adjusted net investment income (loss) to
average net assets(4) (%)                                                                          --       (1.74)     (1.50)(7)
Portfolio turnover rate (%)                                                                        67           70         34
Fee reduction per share  ($)                                                                       --         0.03(1)    0.01
Average brokerage commission rate(5) ($)                                                          N/A          N/A       0.07

(1)      Based on the average of the shares outstanding at the end of each month.
(2)      Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3)      An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(4)      Unreimbursed, without fee reduction.
(5)      Per portfolio share traded. Required for fiscal years that began September 1,
         1995 or later.
(6)      Class B shares commenced operations on January 3, 1994.
(7)      Annualized.
(8)      Not annualized.
(9)      Six months ended June 30, 1996. (Unaudited.)

                        JOHN HANCOCK


                        GROWTH
                        FUNDS


                        [LOGO]


                        DISCIPLINED GROWTH FUND

                        DISCOVERY FUND

                        EMERGING GROWTH FUND

                        GROWTH FUND

                        REGIONAL BANK FUND

                        SPECIAL EQUITIES FUND

                        SPECIAL OPPORTUNITIES FUND




PROSPECTUS
JULY 1, 1996*


This prospectus gives vital information about these funds. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

Please note that these funds:
-   are not bank deposits
-   are not federally insured
-   are not endorsed by any bank or government agency
-   are not guaranteed to achieve their goal(s)


Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

*DECEMBER 2, 1996 FOR DISCOVERY FUND AND EMERGING GROWTH FUND.



[JOHN HANCOCK FUNDS LOGO]
   101 Huntington Avenue, Boston, Massachusetts 02199-7603

CONTENTS
--------------------------------------------------------------------------------




A fund-by-fund look at           Disciplined Growth Fund                       4
goals, strategies, risks,
expenses and financial           Discovery Fund                                6
history.
                                 Emerging Growth Fund                          8

                                 Growth Fund                                  10

                                 Regional Bank Fund                           12

                                 Special Equities Fund                        14

                                 Special Opportunities Fund                   16



Policies and instructions for    Your account
opening, maintaining and
closing an account in any        Choosing a share class                       18
growth fund.
                                 How sales charges are calculated             18

                                 Sales charge reductions and waivers          19

                                 Opening an account                           19

                                 Buying shares                                20

                                 Selling shares                               21

                                 Transaction policies                         23

                                 Dividends and account policies               23

                                 Additional investor services                 24




Details that apply to the        Fund details
growth funds as a group.
                                 Business structure                           25

                                 Sales compensation                           26

                                 More about risk                              28




                                 For more information                 back cover

OVERVIEW
--------------------------------------------------------------------------------

GOAL OF THE GROWTH FUNDS

John Hancock growth funds seek long-term growth by investing primarily in common stocks. Each fund has its own strategy and its own risk/reward profile. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.

WHO MAY WANT TO INVEST

These funds may be appropriate for investors who:

-  have longer time horizons

- are willing to accept higher short-term risk along with higher potential long-term returns

-  want to diversify their portfolios

- are seeking funds for the growth portion of an asset allocation portfolio

-  are investing for retirement or other goals that are many years in the future

Growth funds may NOT be appropriate if you:

-  are investing with a shorter time horizon in mind

-  are uncomfortable with an investment that will go up and down in value


THE MANAGEMENT FIRM

All John Hancock growth funds are managed by John Hancock Advisers, Inc. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Mutual Life Insurance Company and manages more than $19 billion in assets.


FUND INFORMATION KEY
Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

[GRAPHIC]
GOAL AND STRATEGY The fund's particular investment goals and the strategies it intends to use in pursuing those goals.

[GRAPHIC]
PORTFOLIO SECURITIES The primary types of securities in which the fund invests. Secondary investments are described in "More about risk" at the end of the prospectus.

[GRAPHIC]
RISK FACTORS The major risk factors associated with the fund.

[GRAPHIC]
PORTFOLIO MANAGEMENT The individual or group (including subadvisers, if any) designated by the investment adviser to handle the fund's day-to-day management.

[GRAPHIC]
EXPENSES The overall costs borne by an investor in the fund, including sales charges and annual expenses.

[GRAPHIC]
FINANCIAL HIGHLIGHTS A table showing the fund's financial performance for up to ten years, by share class. A bar chart showing total return allows you to compare the fund's historical risk level to those of other funds.

DISCIPLINED GROWTH FUND
REGISTRANT NAME: FREEDOM INVESTMENT TRUST
                                   TICKER SYMBOL  CLASS A: SVAAX  CLASS B: FEQVX
--------------------------------------------------------------------------------

GOAL AND STRATEGY
[GRAPHIC]
The fund seeks long-term capital appreciation. To pursue this goal, the fund invests in established, growing companies that have demonstrated superior earnings growth and stability. Under normal circumstances, the fund invests at least 65% of assets in these companies, without concentration in any one industry. The fund also looks for the following characteristics:
-  predictability of earnings
-  a low level of debt
-  seasoned management
-  a strong market position

Many of the fund's investments are in medium or large capitalization companies. The fund invests for income as a secondary goal.

PORTFOLIO SECURITIES
[GRAPHIC]
The fund invests primarily in the common stocks of U.S. companies. It may also invest in warrants, preferred stocks and investment-grade convertible debt securities. Foreign investments typically have not exceeded 10% of assets.

For liquidity and flexibility, the fund may place up to 15% of net assets in cash or in investment-grade short-term securities. In abnormal market conditions, it may invest up to 80% in these securities as a defensive tactic. The fund also may invest in certain higher-risk securities, and may engage in other investment practices.

RISK FACTORS
[GRAPHIC]
As with any growth fund, the value of your investment will fluctuate in response to stock market movements. To the extent that the fund invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. Before you invest, please read "More about risk" starting on page 28.

PORTFOLIO MANAGEMENT
[GRAPHIC]
John F. Snyder III and Jere E. Estes are the leaders of the fund's portfolio management team. Mr. Snyder is an executive vice president of the adviser and has been a team member since July 1992. He has been an investment manager since 1971. Mr. Estes has been a part of the fund's management team since joining John Hancock in July 1992. He has been in the investment business since 1967.

--------------------------------------------------------------------------------

INVESTOR EXPENSES
[GRAPHIC]
Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.

SHAREHOLDER TRANSACTION EXPENSES                CLASS A      CLASS B

 Maximum sales charge imposed on purchases
 (as a percentage of offering price)             5.00%         none

 Maximum sales charge imposed on
 reinvested dividends                            none          none

 Maximum deferred sales charge                   none(1)       5.00%

 Redemption fee(2)                               none          none

 Exchange fee                                    none          none


ANNUAL FUND OPERATING EXPENSES (AS A % OF AVERAGE NET ASSETS)

 Management fee                          0.75%        0.75%

 12b-1 fee(3)                            0.30%        1.00%

 Other expenses                          0.40%        0.40%

 Total fund operating expenses           1.45%        2.15%


EXAMPLE The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.



SHARE CLASS                      YEAR 1    YEAR 3     YEAR 5   YEAR 10

 Class A shares                   $64       $94        $125     $215

 Class B shares
   Assuming redemption
   at end of period               $72       $97        $135     $231

   Assuming no redemption         $22       $67        $115     $231

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.



(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2)  Does not include wire redemption fee (currently $4.00).
(3) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.



4  DISCIPLINED GROWTH FUND

FINANCIAL HIGHLIGHTS
[GRAPHIC]
The figures below have been audited by the fund's independent auditors, Price Waterhouse LLP.


VOLATILITY, AS INDICATED BY CLASS B YEAR-BY-YEAR TOTAL INVESTMENT RETURN (%) (scale varies from fund to fund)


                                   [BAR CHART]

(16.44)(4)    26.69   14.27   (16.46)    30.21   7.22   12.34   0.78   11.51



CLASS A - YEAR ENDED OCTOBER 31,                                         1992(1)         1993            1994         1995
---------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE

 Net asset value, beginning of period                                  $ 12.81        $  10.99        $  12.39     $  12.02

 Net investment income (loss)                                             0.06(2)         0.08(2)         0.10         0.08(2)

 Net realized and unrealized gain (loss) on investments                  (0.06)           1.34            0.07         1.29

 Total from investment operations                                         0.00            1.42            0.17         1.37

 Less distributions:

   Dividends from net investment income                                  (0.07)          (0.02)          (0.10)       (0.10)

   Distributions from net realized gain on investments sold              (1.74)           --             (0.44)       (0.52)

   Distributions from capital paid-in                                    (0.01)           --              --           --

   Total distributions                                                   (1.82)          (0.02)          (0.54)       (0.62)

 Net asset value, end of period                                        $ 10.99        $  12.39        $  12.02     $  12.77

 TOTAL INVESTMENT RETURN AT NET ASSET VALUE(3) (%)                        0.19(4)        12.97            1.35        12.21

 RATIOS AND SUPPLEMENTAL DATA

 Net assets, end of period (000s omitted) ($)                            1,771          23,372          23,292       27,692

 Ratio of expenses to average net assets (%)                              1.73(5)         1.60            1.53         1.46

 Ratio of net investment income (loss) to average net assets (%)          0.62(5)         0.64            0.83         0.69

 Portfolio turnover rate (%)                                               246              71              60           65

 Average brokerage commission rate(6) ($)                                  N/A             N/A             N/A          N/A


CLASS B - YEAR ENDED OCTOBER 31,                                   1987(1)          1988         1989        1990        1991
------------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE

 Net asset value, beginning of period                              $ 10.00        $  8.34      $ 10.29     $ 11.52     $  9.22

 Net investment income (loss)                                         0.06           0.13         0.19        0.18        0.07

 Net realized and unrealized gain (loss) on investments              (1.70)          2.05         1.25       (2.00)       2.67

 Total from investment operations                                    (1.64)          2.18         1.44       (1.82)       2.74

 Less distributions:

   Dividends from net investment income                              (0.02)         (0.09)       (0.12)      (0.20)      (0.20)

   Distributions from net realized gain on investments sold            --           (0.14)       (0.09)      (0.28)      (0.05)

   Distributions from capital paid-in                                  --             --           --          --          --

   Total distributions                                               (0.02)         (0.23)       (0.21)      (0.48)      (0.25)

 Net asset value, end of period                                    $  8.34        $ 10.29      $ 11.52     $  9.22     $ 11.71

 TOTAL INVESTMENT RETURN AT NET ASSET VALUE(3) (%)                  (16.44)(4)      26.69        14.27      (16.46)      30.21

 RATIOS AND SUPPLEMENTAL DATA

 Net assets, end of period (000s omitted) ($)                       14,016         14,927       23,813      17,714      21,826

 Ratio of expenses to average net assets (%)                          2.56(5,7)      2.61(7)      2.30        2.13        2.24

 Ratio of net investment income (loss) to average net assets (%)      0.93(5,7)      1.46(7)      1.75        1.64        0.66

 Portfolio turnover rate (%)                                            40(5)          54           94         165         217

 Average brokerage commission rate(6) ($)                              N/A            N/A          N/A         N/A         N/A


CLASS B - YEAR ENDED OCTOBER 31,                                     1992          1993         1994        1995
-----------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE

 Net asset value, beginning of period                              $ 11.71      $  10.97      $ 12.31     $ 11.95

 Net investment income (loss)                                         0.01(2)       0.02(2)      0.03        0.01(2)

 Net realized and unrealized gain (loss) on investments               1.05          1.33         0.07        1.28

 Total from investment operations                                     1.06          1.35         0.10        1.29

 Less distributions:

   Dividends from net investment income                              (0.03)        (0.01)       (0.02)      (0.03)

   Distributions from net realized gain on investments sold          (1.76)          --         (0.44)      (0.52)

   Distributions from capital paid-in                                (0.01)          --           --          --

   Total distributions                                               (1.80)        (0.01)       (0.46)      (0.55)

 Net asset value, end of period                                    $ 10.97      $  12.31      $ 11.95     $ 12.69

 TOTAL INVESTMENT RETURN AT NET ASSET VALUE(3) (%)                    7.22         12.34          .78       11.51

 RATIOS AND SUPPLEMENTAL DATA

 Net assets, end of period (000s omitted) ($)                       23,525        93,853       94,431      86,178

 Ratio of expenses to average net assets (%)                          2.27          2.09         2.10        2.11

 Ratio of net investment income (loss) to average net assets (%)      0.10          0.17         0.25        0.06

 Portfolio turnover rate (%)                                           246            71           60          65

 Average brokerage commission rate(6) ($)                              N/A           N/A          N/A         N/A

(1) Class A and Class B shares commenced operations on January 3, 1992 and April 22, 1987, respectively.

(2)  Based on the average of the shares outstanding at the end of each month.

(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(4)  Not annualized.

(5)  Annualized.

(6) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.

(7) Net of advisory expense reimbursements per share of $0.01 for the fiscal year ended October 31, 1988 and less than $0.01 for the fiscal year ended October 31, 1987.


                                                      DISCIPLINED GROWTH FUND  5

DISCOVERY FUND
REGISTRANT NAME: JOHN HANCOCK INVESTMENT TRUST IV
                                 TICKER SYMBOL   CLASS A: FRDAX   CLASS B: FRDIX
--------------------------------------------------------------------------------

GOAL AND STRATEGY
[GRAPHIC]
The fund seeks long-term capital appreciation. To pursue this goal, the fund invests in companies that appear to offer superior growth prospects. Under normal circumstances, the fund invests at least 65% of assets in these companies. The fund looks for companies, including small- and medium-sized companies, that have broad market opportunities and consistent or accelerating earnings growth. These companies may:

-  occupy a profitable market niche
-  have products or technologies that are new, unique or proprietary
-  be in an industry that has a favorable long-term growth outlook
-  have a capable management team with a significant equity stake

These companies may be in a relatively early stage of development, but will usually have established a record of profitability and a strong financial position. The fund does not invest for income.

PORTFOLIO SECURITIES
[GRAPHIC]
The fund invests primarily in common stocks of U.S. companies and may also invest in warrants, preferred stocks and investment-grade convertible debt securities.

For liquidity and flexibility, the fund may place up to 15% of net assets in cash or in investment-grade short-term securities. In abnormal market conditions, it may invest up to 80% in these securities as a defensive tactic. The fund may invest up to 25% of assets in foreign securities, which carry additional risks. The fund also may invest in certain higher-risk securities, and may engage in other investment practices.

RISK FACTORS
[GRAPHIC]
As with any growth fund, the value of your investment will fluctuate in response to stock market movements. To the extent that the fund invests in small- and medium-sized company stocks, foreign securities and other higher-risk securities, it takes on additional risks that could adversely affect its performance. The fund may experience higher volatility than many other types of growth funds. Before you invest, please read "More about risk" starting on page 28.

PORTFOLIO MANAGEMENT
[GRAPHIC]
Bernice S. Behar, leader of the fund's portfolio management team since March 1994, is a senior vice president of the adviser. She joined the adviser in 1991 and has been in the investment business since 1986.


--------------------------------------------------------------------------------
INVESTOR EXPENSES
[GRAPHIC]
Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.


SHAREHOLDER TRANSACTION EXPENSES                CLASS A      CLASS B
 Maximum sales charge imposed on purchases
 (as a percentage of offering price)             5.00%         none

 Maximum sales charge imposed on
 reinvested dividends                            none          none

 Maximum deferred sales charge                   none(1)       5.00%

 Redemption fee(2)                               none          none

 Exchange fee                                    none          none

ANNUAL FUND OPERATING EXPENSES (AS A % OF AVERAGE NET ASSETS)

 Management fee                          0.75%     0.75%

 12b-1 fee(3)                            0.30%     1.00%

 Other expenses                          0.63%     0.63%

 Total fund operating expenses           1.68%     2.38%

EXAMPLE The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.


SHARE CLASS                      YEAR 1    YEAR 3     YEAR 5   YEAR 10

 Class A shares                    $66      $100       $137     $239

 Class B shares
   Assuming redemption
   at end of period                $74      $104       $147     $254

   Assuming no redemption          $24      $ 74       $127     $254

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.


(1) Except for investments of $1 million or more; see "How sales charges are calculated."

(2)  Does not include wire redemption fee (currently $4.00).

(3) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


6  DISCOVERY FUND

FINANCIAL HIGHLIGHTS
[GRAPHIC]
The figures below for each of the four years in the period ended July 31, 1996 have been audited by the fund's independent auditors, Ernst & Young LLP. Figures for the year ended July 31, 1992 were audited by other independent auditors.


VOLATILITY, AS INDICATED BY CLASS B YEAR-BY-YEAR TOTAL INVESTMENT RETURN (%) (scale varies from fund to fund)


                                  [BAR CHART]
                   10.88(5)   21.63   (7.18)    54.97    16.85



CLASS A - YEAR ENDED JULY 31,                                       1992(1,2)        1993      1994         1995          1996
-------------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE

 Net asset value, beginning of period                               $  9.40        $  8.95   $ 10.81      $  8.56      $  12.95

 Net investment income (loss)                                         (0.05)         (0.16)    (0.16)(3)    (0.17)(3)     (0.19)(3)

 Net realized and unrealized gain (loss) on investments
 and foreign currency transactions                                    (0.40)          2.15     (0.43)        4.83          2.46

 Total from investment operations                                     (0.45)          1.99     (0.59)        4.66          2.27

 Less distributions:

   Distributions from net realized gain on investments sold            --            (0.13)    (1.66)       (0.27)        (0.13)

 Net asset value, end of period                                     $  8.95        $ 10.81   $  8.56      $ 12.95      $  15.09

 TOTAL INVESTMENT RETURN AT NET ASSET VALUE(4) (%)                    (4.79)(5)      22.33     (6.45)       55.80         17.72

 RATIOS AND SUPPLEMENTAL DATA

 Net assets, end of period (000s omitted) ($)                         3,866          4,692     3,226        5,075        32,009

 Ratio of expenses to average net assets (%)                           1.78(6)        2.17      2.01         2.10          1.72

 Ratio of net investment income (loss) to average net assets (%)      (1.20)(6)      (1.61)    (1.64)       (1.73)        (1.26)

 Portfolio turnover rate (%)                                            138            148       108          118           116

 Average brokerage commission rate(7) ($)                               N/A            N/A       N/A          N/A           N/A



CLASS B - YEAR ENDED JULY 31,                                       1992(1,2)        1993      1994         1995          1996
-------------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE

 Net asset value, beginning of period                               $  8.00        $  8.87   $ 10.65      $  8.34      $  12.54

 Net investment income (loss)                                         (0.11)         (0.23)    (0.22)(3)    (0.22)(3)     (0.27)(3)

 Net realized and unrealized gain (loss) on investments
 and foreign currency transactions                                     0.98           2.14     (0.43)        4.69          2.36

 Total from investment operations                                      0.87           1.91     (0.65)        4.47          2.09

 Less distributions:

   Distributions from net realized gain on investments sold             --           (0.13)    (1.66)       (0.27)        (0.13)

 Net asset value, end of period                                     $  8.87        $ 10.65   $  8.34      $ 12.54      $  14.50

 TOTAL INVESTMENT RETURN AT NET ASSET VALUE(4) (%)                    10.88(5)       21.63     (7.18)       54.97         16.85

 RATIOS AND SUPPLEMENTAL DATA

 Net assets, end of period (000's omitted) ($)                       34,636         38,672    26,537       31,645        68,591

 Ratio of expenses to average net assets (%)                           2.56(6)        2.86      2.62         2.70          2.42

 Ratio of net investment income (loss) to average net assets (%)      (1.56)(6)      (2.26)    (2.24)       (2.34)        (1.96)

 Portfolio turnover rate (%)                                            138            148       108          118           116

 Average brokerage commission rate(7) ($)                               N/A            N/A       N/A          N/A           N/A


(1) Class A and Class B shares commenced operations on January 3, 1992 and August 30, 1991, respectively.
(2)  Covered by report of other independent auditors (not included herein).
(3)  Based on the average of the shares outstanding at the end of each month.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5)  Not annualized.
(6)  Annualized.
(7) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.


                                                                DISCOVERY FUND 7

EMERGING GROWTH FUND
REGISTRANT NAME: JOHN HANCOCK SERIES TRUST
                                     TICKER SYMBOL CLASS A: TAEMX CLASS B: TSEGX
--------------------------------------------------------------------------------
GOAL AND STRATEGY
[GRAPHIC]
The fund seeks long-term capital appreciation. To pursue this goal, the fund invests in emerging companies (market capitalization of less than $1 billion). Under normal circumstances, the fund invests at least 80% of assets in a diversified portfolio of these companies. The fund looks for companies that show rapid growth but are not yet widely recognized. The fund also may invest in established companies that, because of new management, products or opportunities, offer the possibility of accelerating earnings. The fund does not invest for income.

PORTFOLIO SECURITIES
[GRAPHIC]
The fund invests primarily in the common stocks of U.S. and foreign emerging growth companies, although it may invest up to 20% of assets in other types of companies. The fund may also invest in warrants, preferred stocks and investment-grade convertible debt securities.

For liquidity and flexibility, the fund may place up to 20% of assets in cash or in investment-grade short-term securities. In abnormal market conditions, it may invest more assets in these securities as a defensive tactic. The fund also may invest in certain higher-risk securities, and may engage in other investment practices.

RISK FACTORS
[GRAPHIC]
As with any growth fund, the value of your investment will fluctuate in response to stock market movements. Stocks of emerging growth companies carry higher risks than stocks of larger companies. This is because emerging growth companies:
-  may be in the early stages of development
-  may be dependent on a small number of products or services
-  may lack substantial capital reserves
-  do not have proven track records

In addition, stocks of emerging companies are often traded in low volumes, which can increase market and liquidity risks. Before you invest, please read "More about risk" starting on page 28.

PORTFOLIO MANAGEMENT
[GRAPHIC]
Bernice S. Behar, leader of the fund's portfolio management team since April 1996, is a senior vice president of the adviser. She joined the adviser in 1991 and has been in the investment business since 1986.

--------------------------------------------------------------------------------
INVESTOR EXPENSES
[GRAPHIC]
Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.



SHAREHOLDER TRANSACTION EXPENSES                CLASS A      CLASS B
 Maximum sales charge imposed on purchases
 (as a percentage of offering price)             5.00%        none

 Maximum sales charge imposed on
 reinvested dividends                            none         none

 Maximum deferred sales charge                   none(1)      5.00%

 Redemption fee(2)                               none         none

 Exchange fee                                    none         none


ANNUAL FUND OPERATING EXPENSES (AS A % OF AVERAGE NET ASSETS)

 Management fee                          0.75%     0.75%

 12b-1 fee(3)                            0.25%     1.00%

 Other expenses                          0.40%     0.40%

 Total fund operating expenses           1.40%     2.15%

EXAMPLE The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.





SHARE CLASS                      YEAR 1    YEAR 3     YEAR 5   YEAR 10

 Class A shares                   $64       $92        $123     $210

 Class B shares

   Assuming redemption
   at end of period               $72       $97        $135     $229

   Assuming no redemption         $22       $67        $115     $229

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.



(1) Except for investments of $1 million or more; see "How sales charges are calculated."

(2)  Does not include wire redemption fee (currently $4.00).

(3) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

8  EMERGING GROWTH FUND

FINANCIAL HIGHLIGHTS
[GRAPHIC]
The figures below have been audited by the fund's independent auditors, Ernst & Young LLP.

VOLATILITY, AS INDICATED BY CLASS B YEAR-BY-YEAR TOTAL INVESTMENT RETURN (%) (scale varies from fund to fund)


                                   [BAR CHART]
0.00   33.59   27.40   (11.82)   73.78   6.19   24.53   2.80   33.60   15.90(6)


CLASS A - YEAR ENDED OCTOBER 31,                                   1991(1)    1992      1993        1994      1995(2)     1996(3)
 PER SHARE OPERATING PERFORMANCE

 Net asset value, beginning of period                             $ 18.12   $ 19.26   $ 20.60    $  25.89   $  26.82    $  36.09

 Net investment income (loss)(4)                                    (0.03)    (0.20)    (0.16)      (0.18)     (0.25)      (0.15)

 Net realized and unrealized gain (loss) on investments              1.17      1.60      5.45        1.11       9.52        6.02

 Total from investment operations                                    1.14      1.40      5.29        0.93       9.27        5.87

 Less distributions:

   Distributions from net realized gain on investments sold           --      (0.06)      --          --         --          --

 Net asset value, end of period                                   $ 19.26   $ 20.60   $ 25.89    $  26.82   $  36.09    $  41.96

 TOTAL INVESTMENT RETURN AT NET ASSET VALUE(5) (%)                   6.29      7.32     25.68        3.59      34.56       16.26(6)

 RATIOS AND SUPPLEMENTAL DATA

 Net assets, end of period (000s omitted) ($)                      38,859    46,137    81,263     131,053    179,481     221,059

 Ratio of expenses to average net assets (%)                         0.33      1.67      1.40        1.44       1.38        1.30(7)

 Ratio of net investment income (loss) to average net assets (%)    (0.15)    (1.03)    (0.70)      (0.71)     (0.83)      (0.79)(7)

 Portfolio turnover rate (%)                                           66        48        29          25         23          14

 Average brokerage commission rate(8) ($)                             N/A       N/A       N/A        N/A        N/A         0.06

CLASS B - YEAR ENDED OCTOBER 31,                                1987(1)      1988       1989        1990        1991
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                            $  7.89    $  7.89    $ 10.54    $  12.76    $  11.06

Net investment income (loss)(4)                                 (0.0021)      0.09      (0.08)      (0.22)      (0.30)

Net realized and unrealized gain (loss) on investments           0.0021       2.56       2.83       (1.26)       8.46

Total from investment operations                                 0.0000       2.65       2.75       (1.48)       8.16

Less distributions:

  Dividends from net investment income                             --          --       (0.04)        --          --

  Distributions from net realized gain on investments sold         --          --       (0.49)      (0.22)        --

  Total distributions                                              --          --       (0.53)      (0.22)        --

Net asset value, end of period                                  $  7.89    $ 10.54    $ 12.76    $  11.06    $  19.22

TOTAL INVESTMENT RETURN AT NET ASSET VALUE(5) (%)                  0.00      33.59      27.40      (11.82)      73.78

Total adjusted investment return at net asset value(5,9)(%)       (0.41)     31.00      27.37         --          --

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000s omitted) ($)                         79      3,232      7,877      11,668      52,743

Ratio of expenses to average net assets (%)                        0.03       3.05       3.48        3.11        2.85

Ratio of adjusted expenses to average net assets(10) (%)           0.44       5.64       3.51         --          --

Ratio of net investment income (loss) to
average net assets (%)                                            (0.03)      0.81      (0.67)      (1.64)      (1.83)

Ratio of adjusted net investment income (loss) to
average net assets(10) (%)                                        (0.44)     (1.78)     (0.70)        --          --

Portfolio turnover rate (%)                                           0        252         90          82          66

Fee reduction per share ($)                                        0.03       0.29      0.004         --          --

Average brokerage commission rate(8) ($)                            N/A        N/A        N/A         N/A         N/A



CLASS B - YEAR ENDED OCTOBER 31,                                   1992       1993        1994       1995(2)       1996(3)
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                            $  19.22    $  20.34    $  25.33    $   26.04    $   34.79

Net investment income (loss)(4)                                    (0.38)      (0.36)      (0.36)       (0.45)       (0.27)

Net realized and unrealized gain (loss) on investments              1.56        5.35        1.07         9.20         5.80

Total from investment operations                                    1.18        4.99        0.71         8.75         5.53

Less distributions:

  Dividends from net investment income                               --          --          --           --           --

  Distributions from net realized gain on investments sold         (0.06)        --          --           --           --

  Total distributions                                              (0.06)        --          --           --           --

Net asset value, end of period                                  $  20.34    $  25.33    $  26.04    $   34.79    $   40.32

TOTAL INVESTMENT RETURN AT NET ASSET VALUE(5) (%)                   6.19       24.53        2.80        33.60        15.90(6)

Total adjusted investment return at net asset value(5,9)(%)          --          --          --           --           --

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000s omitted) ($)                      86,923     219,484     283,435      393,478      468,427

Ratio of expenses to average net assets (%)                         2.64        2.28        2.19         2.11         2.00(7)

Ratio of adjusted expenses to average net assets(10) (%)             --          --          --           --           --

Ratio of net investment income (loss) to
average net assets (%)                                             (1.99)      (1.58)      (1.46)       (1.55)       (1.49)(7)

Ratio of adjusted net investment income (loss) to
average net assets(10) (%)                                           --          --          --           --           --

Portfolio turnover rate (%)                                           48          29          25           23           14

Fee reduction per share ($)                                          --          --          --           --           --

Average brokerage commission rate(8) ($)                             N/A         N/A         N/A          N/A         0.06

(1) Class A and Class B shares commenced operations on August 22, 1991 and October 26, 1987, respectively. (Not annualized.)
(2) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the fund.
(3)  Six months ended April 30, 1996. (Unaudited.)
(4)  Based on the average of the shares outstanding at the end of each month.
(5) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(6)  Not annualized.
(7)  Annualized.
(8) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.
(9) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(10) Unreimbursed, without fee reduction.

                                                         EMERGING GROWTH FUND  9

GROWTH FUND
REGISTRANT NAME: FREEDOM INVESTMENT TRUST II
                                TICKER SYMBOL    CLASS A: JHNGX   CLASS B: JHGBX
--------------------------------------------------------------------------------

GOAL AND STRATEGY
[GRAPHIC]
The fund seeks long-term capital appreciation. To pursue this goal, the fund invests in stocks that are diversified with regard to industries and issuers. The fund favors stocks of companies whose operating earnings and revenues have grown more than twice as fast as the gross domestic product over the past five years, although not all stocks in the fund's portfolio will meet this criterion.

PORTFOLIO SECURITIES
[GRAPHIC]
The portfolio invests primarily in the common stocks of U.S. companies. It may also invest in warrants, preferred stocks and convertible debt securities.

For liquidity and flexibility, the fund may invest up to 35% of net assets in investment-grade short-term securities. In abnormal market conditions, it may invest more than 35% in these securities as a defensive tactic. The fund may also invest in certain higher-risk securities, and may engage in other investment practices.

RISK FACTORS
[GRAPHIC]
As with any growth fund, the value of your investment will fluctuate in response to stock market movements. To the extent that the fund invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. Before you invest, please read "More about risk" starting on page 28.

PORTFOLIO MANAGEMENT
[GRAPHIC]
Anurag Pandit is leader of the fund's portfolio management team. A second vice president of the adviser, Mr. Pandit has been a member of the management team since joining John Hancock Funds in April 1996. He assumed leadership of the team on January 1, 1997. Mr. Pandit has been in the investment business since 1992.


--------------------------------------------------------------------------------
INVESTOR EXPENSES
[GRAPHIC]
Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.

SHAREHOLDER TRANSACTION EXPENSES                CLASS A      CLASS B
 Maximum sales charge imposed on purchases
 (as a percentage of offering price)             5.00%        none

 Maximum sales charge imposed on
 reinvested dividends                            none         none

 Maximum deferred sales charge                   none(1)      5.00%

 Redemption fee(2)                               none         none

 Exchange fee                                    none         none




ANNUAL FUND OPERATING EXPENSES (AS A % OF AVERAGE NET ASSETS)

 Management fee                          0.80%     0.80%

 12b-1 fee(3)                            0.30%     1.00%

 Other expenses                          0.40%     0.40%

 Total fund operating expenses           1.50%     2.20%


EXAMPLE The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.




SHARE CLASS                      YEAR 1    YEAR 3     YEAR 5   YEAR 10

 Class A shares                    $65      $95        $128      $220

 Class B shares

   Assuming redemption
   at end of period                $72      $99        $138      $236

   Assuming no redemption          $22      $69        $118      $236

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.



(1) Except for investments of $1 million or more; see "How sales charges are calculated."

(2)  Does not include wire redemption fee (currently $4.00).

(3) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


10 GROWTH FUND

FINANCIAL HIGHLIGHTS
[GRAPHIC]
The figures below have been
audited by the fund's
independent auditors,
Ernst & Young LLP.

                         [BAR CHART]
13.83  6.03  11.23  30.96  (8.34) 41.68  6.06  13.03  (7.50)  27.17

VOLATILITY, AS INDICATED BY
CLASS A YEAR-BY-YEAR TOTAL
INVESTMENT RETURN (%)
(scale varies from fund to fund)

Class A - YEAR ENDED DECEMBER 31,               1986    1987    1988     1989    1990    1991    1992     1993    1944    1995
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period           $14.50  $14.03  $12.34   $13.33  $15.18   $12.93  $17.48  $17.32  $17.40  $15.89
Net investment income (loss)                     0.11    0.22    0.23     0.28    0.16     0.04   (0.06)  (0.11)  (0.10)  (0.09)(1)

Net realized and unrealized gain (loss)
on investments                                   1.79    0.64    1.16     3.81   (1.47)    5.36    1.10    2.33   (1.21)   4.40
Total from investment operations                 1.90    0.86    1.39     4.09   (1.31)    5.40    1.04    2.22   (1.31)   4.31

Less distributions:
  Dividends from net investment income          (0.17)  (0.28)  (0.23)   (0.29)  (0.16)   (0.04)     --      --      --     --

  Distributions from net realized gain
  on investments sold                           (2.20)  (2.27)  (0.17)   (1.95)  (0.78)   (0.81)  (1.20)  (2.14)  (0.20)  (0.69)
  Total distributions                           (2.37)  (2.55)  (0.40)   (2.24)  (0.94)   (0.85)  (1.20)  (2.14)  (0.20)  (0.69)

Net asset value, end of period                 $14.03  $12.34  $13.33   $15.18  $12.93   $17.48  $17.32  $17.40  $15.89  $19.51
Total investment return at net
asset value(2)(%)                               13.83    6.03   11.23    30.96   (8.34)   41.68    6.06   13.03   (7.50)  27.17

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted) ($)   87,468  86,426 101,497  105,014 102,416  145,287 153,057 162,937 146,466 241,700

Ratio of expenses to average net assets (%)      1.03    1.00    1.06     0.96    1.46    1.44     1.60    1.56    1.65    1.48
Ratio of net investment income (loss) to
average net assets (%)                           0.77    1.41    1.76     1.73    1.12    0.27    (0.36)  (0.67)  (0.64)  (0.46)

Portfolio turnover rate (%)                        62      68      47       61     102      82       71      68      52      68(3)
Average brokerage commission rate(4) ($)          N/A     N/A     N/A      N/A     N/A     N/A      N/A     N/A     N/A     N/A



CLASS B - YEAR ENDED DECEMBER 31,                1994(5)       1995
 PER SHARE OPERATING PERFORMANCE

 Net asset value, beginning of period             $17.16         $15.83
 Net investment income (loss)                      (0.20)(1)      (0.26)(1)

 Net realized and unrealized gain (loss)
 on investments                                    (0.93)          4.37
 Total from investment operations                  (1.13)          4.11

 Less distributions:
   Distributions from net realized gain on
   investments sold                                (0.20)         (0.69)

 Net asset value, end of period                   $15.83         $19.25
 Total investment return at net asset value(2)(%)  (6.56)(6)      26.01

 RATIOS AND SUPPLEMENTAL DATA
 Net assets, end of period (000s omitted) ($)      3,807         15,913

 Ratio of expenses to average net assets (%)        2.38(7)        2.31
 Ratio of net investment income (loss) to
 average net assets (%)                            (1.25)(7)      (1.39)

 Portfolio turnover rate (%)                          52             68(3)
 Average brokerage commission rate(4) ($)            N/A            N/A

(1) Based on the average of the shares outstanding at the end of each month.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3) Excludes merger activity.
(4) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.
(5) Class B shares commenced operations on January 3, 1994.
(6) Not annualized.
(7) Annualized.
                                                                  GROWTH FUND 11

REGIONAL BANK FUND
REGISTRANT NAME: FREEDOM INVESTMENT TRUST          TICKER SYMBOL CLASS A: FRBAX
                                                                 CLASS B: FRBFX
--------------------------------------------------------------------------------
GOAL AND STRATEGY
[GRAPHIC]
The fund seeks long-term capital appreciation. To pursue this goal, the fund invests in regional banks and lending institutions, including:
- commercial and industrial banks
- savings and loan associations
- bank holding companies

These financial institutions provide full-service banking, have primarily domestic assets and are typically based outside of New York City and Chicago. They may or may not be members of the Federal Reserve, and their deposits may or may not be FDIC-insured. Under normal circumstances, the fund invests at least 65% of assets in these companies; it may invest up to 35% of assets in other financial services companies, including lending companies and money center banks. Because regional banks typically pay regular dividends, moderate income is an investment goal.

PORTFOLIO SECURITIES
[GRAPHIC]
The fund invests primarily in the common stocks of U.S. companies. It may also invest in warrants, preferred stocks and investment-grade convertible debt securities, as well as foreign stocks.

For liquidity and flexibility, the fund may place up to 15% of net assets in cash or in investment-grade short-term securities. In abnormal market conditions, it may invest up to 80% in these securities as a defensive tactic. The fund may also invest in certain higher-risk securities, and may engage in other investment practices.

RISK FACTORS
[GRAPHIC]
As with any growth fund, the value of your investment will fluctuate in response to stock market movements. Because the fund concentrates in a single industry, its performance is largely dependent on the industry's performance, which may differ in direction and degree from that of the overall stock market. Falling interest rates or deteriorating economic conditions can adversely affect the performance of bank stocks, while rising interest rates will cause a decline in the value of any debt securities the fund holds. Before you invest, please read "More about risk" starting on page 28.

PORTFOLIO MANAGEMENT
[GRAPHIC]
James K. Schmidt joined John Hancock in 1985 and has served as the fund's portfolio manager since its inception that year. A senior vice president of the adviser, he has been in the investment business since 1974.

--------------------------------------------------------------------------------
INVESTOR EXPENSES
[GRAPHIC]
Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.

SHAREHOLDER TRANSACTION EXPENSES                  CLASS A   CLASS B

 Maximum sales charge imposed on purchases
 (as a percentage of offering price)               5.00%     none

 Maximum sales charge imposed on
 reinvested dividends                              none      none

 Maximum deferred sales charge                     none(1)   5.00%

 Redemption fee(2)                                 none      none
 Exchange fee                                      none      none

ANNUAL FUND OPERATING EXPENSES
(AS A % OF AVERAGE NET ASSETS)

 Management fee                                    0.78%     0.78%

 12b-1 fee(3)                                      0.30%     1.00%
 Other expenses                                    0.31%     0.31%

 Total fund operating expenses                     1.39%     2.09%


EXAMPLE The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

SHARE CLASS                   YEAR 1    YEAR 3    YEAR 5    YEAR 10

 Class A shares               $63       $92       $122      $209

 Class B shares
   Assuming redemption
   at end of period           $71       $95       $132      $224

   Assuming no redemption     $21       $65       $112      $224

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.



(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2) Does not include wire redemption fee (currently $4.00).
(3) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

12  REGIONAL BANK FUND

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
[GRAPHIC]
The figures below have been audited
by the fund's independent auditors,
Price Waterhouse LLP.

                                  [BAR CHART]

17.44   (17.36)(4)  36.89   20.46  (32.29)   75.35  37.20  36.71  5.69   30.11

VOLATILITY, AS INDICATED BY CLASS B
YEAR-BY-YEAR TOTAL INVESTMENT RETURN (%)
(scale varies from fund to fund)


CLASS A - YEAR ENDED OCTOBER 31,                  1992(1)     1993       1944       1995

 PER SHARE OPERATING PERFORMANCE

 Net asset value, beginning of period             $13.47      $17.47     $21.62     $21.52
 Net investment income (loss)                       0.21        0.26(2)    0.39(2)    0.52(2)

 Net realized and unrealized gain (loss)
 on investments                                     3.98        5.84       0.91       5.92
 Total from investment operations                   4.19        6.10       1.30       6.44

 Less distributions:
   Dividends from net investment income            (0.19)      (0.26)     (0.34)     (0.48)

   Distributions from net realized gain on
   investments sold                                   --       (1.69)     (1.06)     (0.34)
   Total distributions                             (0.19)      (1.95)     (1.40)     (0.82)

 Net asset value, end of period                   $17.47      $21.62     $21.52     $27.14
 TOTAL INVESTMENT RETURN AT NET ASSET VALUE(3)(%)  31.26(4)    37.45       6.44      31.00

 RATIOS AND SUPPLEMENTAL DATA
 Net assets, end of period (000s omitted) ($)     31,306      94,158    216,978    486,631

 Ratio of expenses to average net assets (%)        1.41(5)     1.35       1.34       1.39
 Ratio of net investment income to average
 net assets (%)                                     1.64(5)     1.29       1.78       2.23

 Portfolio turnover rate (%)                          53          35         13         14
 Average brokerage commission rate(6) ($)            N/A         N/A        N/A        N/A


CLASS B - YEAR ENDED OCTOBER 31,             1986(7) 1987(8)   1988   1989    1990    1991    1992     1993      1944      1995
 PER SHARE OPERATING PERFORMANCE

 Net asset value, beginning of period        $12.51  $12.68    $10.02 $11.89  $13.00  $8.13  $13.76   $17.44    $21.56    $21.43
 Net investment income (loss)                  0.20    0.05      0.16   0.20    0.30   0.29    0.18     0.15(2)   0.23(2)   0.36(2)

 Net realized and unrealized gain (loss)
 on investment                                 1.74   (2.17)     3.12   2.02   (4.19)  5.68    4.56     5.83      0.91      5.89
 Total from investment operations              1.94   (2.12)     3.28   2.22   (3.89)  5.97    4.74     5.98      1.14      6.25

 Less distributions:
   Dividends from net investment income       (0.26)  (0.04)    (0.15) (0.16)  (0.19) (0.34)  (0.28)   (0.17)    (0.21)    (0.32)

   Distributions from net realized gain
   on investments sold                        (1.51)  (0.50)    (1.26) (0.95)  (0.76)    --   (0.78)   (1.69)    (1.06)    (0.34)
   Distributions from capital paid-in            --      --        --     --   (0.03)    --      --       --        --        --

   Total distributions                        (1.77)  (0.54)    (1.41) (1.11)  (0.98) (0.34)  (1.06)   (1.86)    (1.27)    (0.66)
 Net asset value, end of period              $12.68  $10.02    $11.89 $13.00   $8.13 $13.76  $17.44   $21.56    $21.43    $27.02

 TOTAL INVESTMENT RETURN AT
 NET ASSET VALUE(3) (%)                       17.44  (17.36)(4) 36.89  20.46  (32.29) 75.35   37.20    36.71      5.69     30.11
 RATIOS AND SUPPLEMENTAL DATA

 Net assets, end of period (000s omitted)($) 54,626  38,721    50,965 81,167  38,992 52,098  56,016  171,808   522,207 1,236,447
 Ratio of expenses to average net assets(%)    1.48    2.47(5)   2.17   1.99    1.99   2.04    1.96     1.88      2.06      2.09

 Ratio of net investment income (loss)
 to average net assets (%)                     1.62    0.73(5)   1.50   1.67    2.51   2.65    1.21     0.76      1.07      1.53
 Portfolio turnover rate (%)                     89      58(5)     87     85      56     75      53       35        13        14

 Average brokerage commission rate(6) ($)       N/A     N/A       N/A    N/A     N/A    N/A     N/A      N/A       N/A       N/A

(1) Class A shares commenced operations on January 3, 1992.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Not annualized.
(5) Annualized.
(6) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.
(7) Year ended March 31, 1987.
(8) For the period April 1, 1987 to October 31, 1987.

                                                          REGIONAL BANK FUND  13

SPECIAL EQUITIES FUND
REGISTRANT NAME: JOHN HANCOCK SPECIAL EQUITIES FUND TICKER SYMBOL CLASS A: JHNSX
                                                                  CLASS B: SPQBX
--------------------------------------------------------------------------------

GOAL AND STRATEGY
[GRAPHIC]
The fund seeks long-term capital appreciation. To pursue this goal, the fund invests in small-capitalization companies and companies in situations offering unusual or non-recurring opportunities. Under normal circumstances, the fund invests at least 65% of assets in a diversified portfolio of these companies. The fund looks for companies that dominate an emerging industry or hold a growing market share in a fragmented industry, and that have demonstrated annual earnings and revenue growth of at least 25%, self-financing capabilities and strong management. The fund does not invest for income.

PORTFOLIO SECURITIES
[GRAPHIC]
The fund invests primarily in the common stocks of U.S. and foreign companies. It may also invest in warrants, preferred stocks and investment-grade convertible debt securities.

For liquidity and flexibility, the fund may place up to 35% of assets in cash or in investment-grade short-term securities. In abnormal market conditions, it may invest more than 35% in these securities as a defensive tactic. The fund also may invest in certain higher-risk securities, and may engage in other investment practices.

RISK FACTORS
[GRAPHIC]
As with any growth fund, the value of your investment will fluctuate in response to stock market movements. Stocks of small-capitalization and special-situation companies carry higher risks than stocks of larger companies. This is because these companies:

- may lack proven track records

- may be dependent on a small number of products or services

- may be undercapitalized

- may have highly priced stocks that are sensitive to adverse news

In addition, stocks of these companies are often traded in low volumes, which can increase market and liquidity risks. Before you invest, please read "More about risk" starting on page 28.

MANAGEMENT/SUBADVISER
[GRAPHIC]
Michael P. DiCarlo is responsible for the fund's day-to-day investment management. He has served as the fund's portfolio manager since January 1988, and has been in the investment business since 1984. He is currently one of three principals in DFS Advisors, LLC, which was founded in 1996 and serves as subadviser to the fund.

This fund will be closed to new investors at the end of the day its total assets reach $2.5 billion. Further investments will be limited to existing accounts.

INVESTOR EXPENSES
[GRAPHIC]
Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.
--------------------------------------------------------------------------------


SHAREHOLDER TRANSACTION EXPENSES                            CLASS A   CLASS B

 Maximum sales charge imposed on
 purchases
 (as a percentage of offering price)                          5.00%     none

 Maximum sales charge imposed on
 reinvested dividends                                         none      none

 Maximum deferred sales charge                                none(1)   5.00%

 Redemption fee(2)                                            none      none
 Exchange fee                                                 none      none

ANNUAL FUND OPERATING EXPENSES
(AS TO % OF AVERAGE NET ASSETS)

 Management fee(3)                                            0.82%     0.82%

 12b-1 fee(4)                                                 0.30%     1.00%
 Other expenses                                               0.38%     0.40%

 Total fund operating expenses                                1.50%     2.22%

EXAMPLE The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.


SHARE CLASS                        YEAR 1    YEAR 3    YEAR 5    YEAR 10

 Class A shares                    $65       $95       $128      $220

 Class B shares
   Assuming redemption
   at end of period                $73        $99      $139      $237

   Assuming no redemption          $23        $69      $119      $237

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.



(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2) Does not include wire redemption fee (currently $4.00).
(3) Includes a subadviser fee equal to 0.25% of the fund's net assets.
(4) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

14  SPECIAL EQUITIES FUND

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
[GRAPHIC]
The figures below have been
audited by the fund's
independent auditors,
Ernst & Young LLP.

                                  [BAR CHART]

   17.38  (28.68)  13.72  31.82  (21.89)  95.37  20.25  47.83  (0.12)  37.49

VOLATILITY, AS INDICATED BY
CLASS A YEAR-BY-YEAR TOTAL
INVESTMENT RETURN (%)
(scale varies from fund to fund)


CLASS A - YEAR ENDED OCTOBER 31,           1986    1987    1988     1989    1990    1991    1992     1993      1994       1995

PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period      $ 5.21  $ 6.08  $ 4.30   $ 4.89  $ 6.38  $ 4.97  $ 9.71    $10.99    $16.13     $16.11
Net investment income (loss)               (0.03)  (0.03)   0.04     0.01   (0.12)  (0.10)  (0.19)(1) (0.20)(1) (0.21)(1)  (0.18)(1)
Net realized and unrealized gain (loss)
 on investments                             0.93   (1.26)   0.55     1.53   (1.27)   4.84    2.14      5.43      0.19       6.22
Total from investment operations            0.90   (1.29)   0.59     1.54   (1.39)   4.74    1.95      5.23     (0.02)      6.04
Less distributions:
   Dividends from net investment income    (0.02)     --      --    (0.05)  (0.02)     --      --        --        --         --
   Distributions from net realized gain
    on investments sold                    (0.01)  (0.45)     --       --      --      --   (0.67)    (0.09)       --         --
   Distributions from capital paid-in         --   (0.04)     --       --      --      --      --       --        --         --
   Total distributions                     (0.03)  (0.49)     --    (0.05)  (0.02)     --   (0.67)    (0.09)       --         --
Net asset value, end of period            $ 6.08  $ 4.30  $ 4.89   $ 6.38  $ 4.97  $ 9.71  $10.99    $16.13    $16.11     $22.15
TOTAL INVESTMENT RETURN AT NET ASSET
VALUE(2)(%)                                17.38  (28.68)  13.72    31.82  (21.89)  95.37   20.25     47.83     (0.12)     37.49
Total adjusted investment return at
 net asset value(2,3)                      15.41  (29.41)  12.28    30.75  (22.21)  95.33      --        --        --         --
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s
 omitted)($)                              13,780  10,637  11,714   12,285   8,166  19,713  44,665   296,793   310,625    555,655
Ratio of expenses to average net
 assets (%)                                 1.50    1.50    1.50     1.50    2.63    2.75    2.24      1.84      1.62       1.48
Ratio of adjusted expenses to average net
 assets(4) (%)                              3.47    2.23    2.94     2.57    2.95    2.79      --        --        --         --

Ratio of net investment income (loss)
 to average net assets (%)                 (0.57)  (0.57)   0.82     0.47   (1.58)  (2.12)  (1.91)    (1.49)    (1.40)     (0.97)
Ratio of adjusted net investment income
 (loss) to average net assets(4) (%)       (2.54)  (1.30)  (0.62)   (0.60)  (1.90)  (2.16)     --        --        --         --

Portfolio turnover rate (%)                   64      93      91      115     113     163     114        33        66         82
Fee reduction per share ($)                 0.09    0.04    0.07     0.03    0.02   0.002      --        --        --         --

Average brokerage commission rate(5) ($)     N/A     N/A     N/A      N/A     N/A     N/A     N/A       N/A       N/A        N/A



CLASS B - YEAR ENDED OCTOBER 31,                    1993(4)         1944             1995

PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period              $  12.30        $  16.08         $  15.97
Net investment income (loss)                         (0.18)(1)       (0.30)(1)        (0.31)(1)

Net realized and unrealized gain
 (loss) on investments                                3.96            0.19             6.15
Total from investment operations                      3.78           (0.11)            5.84

Net asset value, end of period                    $  16.08        $  15.97         $  21.81
Total investment return at net asset
 value(2) (%)                                        30.73(7)        (0.68)           36.57

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)($)        158,281         191,979          454,934

Ratio of expenses to average net assets (%)           2.34(8)         2.25             2.20
Ratio of net investment income (loss) to
 average net assets (%)                              (2.03)(8)       (2.02)           (1.69)

Portfolio turnover rate (%)                             33              66               82
Average brokerage commission rate(5) ($)               N/A             N/A              N/A

(1) Based on the average of the shares outstanding at the end of each month.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(4) Unreimbursed, without fee reduction.
(5) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.
(6) Class B shares commenced operations on March 1, 1993.
(7) Not annualized.
(8) Annualized.

                                                       SPECIAL EQUITIES FUND  15

SPECIAL OPPORTUNITIES FUND
REGISTRANT NAME: FREEDOM INVESTMENT TRUST II       TICKER SYMBOL  CLASS A: SPOAX
                                                                  CLASS B: SPOBX
-------------------------------------------------------------------------------
GOAL AND STRATEGY
[GRAPHIC]
The fund seeks long-term capital appreciation. To pursue this goal, the fund invests in those economic sectors that appear to have a higher than average earning potential.

Under normal circumstances, at least 90% of the fund's equity securities is invested within five or fewer sectors (e.g., financial services, energy, technology). At times, the fund may focus on a single sector. The fund first determines the inclusion and weighting of sectors, using macroeconomic as well as other factors, then selects portfolio securities by seeking the most attractive companies. The fund may add or drop sectors. Because the fund may invest more than 5% of assets in a single issuer, it is classified as a non-diversified fund.

PORTFOLIO SECURITIES
[GRAPHIC]
The fund invests primarily in common stocks of U.S. and foreign companies of any size. It may also invest in warrants, preferred stocks, convertible debt securities, U.S. Government securities and corporate bonds rated at least BBB/Baa, or equivalent. The fund also may invest in certain higher-risk securities, and may engage in other investment practices.

For liquidity and flexibility, the fund may place up to 10% of net assets in cash or investment-grade short-term securities. In abnormal market conditions, it may invest more than 10% in these securities as a defensive tactic.

RISK FACTORS
[GRAPHIC]
As with any growth fund, the value of your investment will fluctuate in response to stock market movements. By focusing on a relatively small number of sectors or issuers, the fund runs the risk that any factor influencing those sectors or issuers will have a major effect on performance. The fund may invest in companies with smaller market capitalizations, which represent higher near-term risks than larger capitalization companies. These factors make the fund likely to experience higher volatility than most other types of growth funds. Before you invest, please read "More about risk" starting on page 28.

PORTFOLIO MANAGEMENT
[GRAPHIC]
Kevin R. Baker is leader of the portfolio management team for the fund. A second vice president of the adviser, he has been a member of the management team since joining the adviser in January 1994. He has been in the investment business since 1986.

--------------------------------------------------------------------------------
INVESTOR EXPENSES
[GRAPHIC]
Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.

SHAREHOLDER TRANSACTION EXPENSES                       CLASS A    CLASS B

 Maximum sales charge imposed on purchases
 (as a percentage of offering price)                   5.00%     none

 Maximum sales charge imposed on
 reinvested dividends                                  none      none

 Maximum deferred sales charge                         none(1)   5.00%

 Redemption fee(2)                                     none      none
 Exchange fee                                          none      none

 ANNUAL FUND OPERATING EXPENSES
 (AS A % OF AVERAGE NET ASSETS)

 Management fee                                        0.80%     0.80%

 12b-1 fee(3)                                          0.30%     1.00%
 Other expenses                                        0.49%     0.49%

 Total fund operating expenses                         1.59%     2.29%


EXAMPLE The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

SHARE CLASS                   YEAR 1    YEAR 3    YEAR 5    YEAR 10

 Class A shares               $65       $ 98      $132      $229

 Class B shares
   Assuming redemption
   at end of period           $73       $102      $143      $245

   Assuming no redemption     $23       $ 72      $123      $245

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2) Does not include wire redemption fee (currently $4.00).
(3) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

16  SPECIAL OPPORTUNITIES FUND

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
[GRAPHIC]
The figures below have been
audited by the fund's
independent auditors,
Price Waterhouse LLP.

                                  [BAR CHART]

                               (6.71)      17.53

VOLATILITY, AS INDICATED BY CLASS A
YEAR-BY-YEAR TOTAL INVESTMENT RETURN (%)
(scale varies from fund to fund)




CLASS A - YEAR ENDED OCTOBER 31,                   1994(4)        1995

PER SHARE OPERATING PERFORMANCE

 Net asset value, beginning of period              $  8.50        $  7.93
 Net investment income (loss)                        (0.03)(2)      (0.07)(2)

 Net realized and unrealized gain
 (loss) on investments                               (0.54)          1.46
 Total from investment operations                    (0.57)          1.39

 Net asset value, end of period                    $  7.93        $  9.32
 TOTAL INVESTMENT RETURN AT NET ASSET
 VALUE(3) (%)                                        (6.71)         17.53

 Total adjusted investment return at
 net asset value(3,4) (%)                            (6.83)            --
 RATIOS AND SUPPLEMENTAL DATA

 Net assets, end of period (000s omitted)($)        92,325        101,562
 Ratio of expenses to average net assets(%)           1.50           1.59

 Ratio of adjusted expenses to average net
 assets(5)(%)                                         1.62             --
 Ratio of net investment income (loss) to
 average net assets (%)                              (0.41)         (0.87)

 Ratio of adjusted net investment (loss) to
 average net assets(5) (%)                           (0.53)            --
 Portfolio turnover rate (%)                            57            155

 Fee reduction per share ($)                          0.01(2)          --
 Average brokerage commission rate(6) ($)              N/A            N/A



CLASS B - YEAR ENDED OCTOBER 31,                   1994(4)        1995

PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period               $  8.50        $  7.87
Net investment income (loss)                         (0.09)(2)      (0.13)(2)
Net realized and unrealized gain (loss)
on investments                                       (0.54)          1.45
Total from investment operations                     (0.63)          1.32
Net asset value, end of period                     $  7.87        $  9.19
TOTAL INVESTMENT RETURN AT NET ASSET
VALUE(3) (%)                                         (7.41)(4)      16.77
Total adjusted investment return at net
asset value(3,4) (%)                                 (7.53)            --
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)($)       131,983        137,363
Ratio of expenses to average net assets(%)            2.22           2.30
Ratio of adjusted expenses to average net
assets(5) (%)                                         2.34             --
Ratio of net investment income (loss) to
average net assets (%)                               (1.13)         (1.55)
Ratio of adjusted net investment (loss) to
average net assets(5) (%)                            (1.25)            --
Portfolio turnover rate (%)                             57            155
Fee reduction per share ($)                           0.01(2)          --
Average brokerage commission rate(6) ($)               N/A            N/A

(1) Class A and B shares commenced operations on November 1, 1993.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(5) Unreimbursed, without fee reduction.
(6) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.

                                                  SPECIAL OPPORTUNITIES FUND  17

YOUR ACCOUNT
--------------------------------------------------------------------------------
CHOOSING A SHARE CLASS
All John Hancock growth funds offer two classes of shares, Class A and Class B. Each class has its own cost structure, allowing you to choose the one that best meets your requirements. Your financial representative can help you decide.


CLASS A

- Front-end sales charges, as described below. There are several ways to reduce these charges, also described below.
-  Lower annual expenses than Class B shares.


CLASS B

-  No front-end sales charge; all your money goes to work for you right away.
-  Higher annual expenses than Class A shares.
- A deferred sales charge on shares you sell within six years of purchase, as described below.
- Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

For actual past expenses of Class A and B shares, see the fund-by-fund information earlier in this prospectus.

Special Equities Fund offers Class C shares, which have their own expense structure and are available to financial institutions only. Call Investor Services for more information (see the back cover of this prospectus).



--------------------------------------------------------------------------------
HOW SALES CHARGES ARE CALCULATED

CLASS A Sales Charges are as follows:


CLASS A SALES CHARGES

                            AS A % OF        AS A % OF YOUR
 YOUR INVESTMENT            OFFERING PRICE   INVESTMENT

 Up to $49,999              5.00%            5.26%
 $50,000 - $99,999          4.50%            4.71%
 $100,000 - $249,999        3.50%            3.63%
 $250,000 - $499,999        2.50%            2.56%
 $500,000 - $999,999        2.00%            2.04%
 $1,000,000 and over        See below


INVESTMENTS OF $1 MILLION OR MORE Class A shares are available with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) on any shares sold within one year of purchase, as follows:



CDSC ON $1 MILLION+INVESTMENTS


 YOUR INVESTMENT                CDSC ON SHARES BEING SOLD

 First $1M - $4,999,999         1.00%
 Next $1 - $5M above that       0.50%
 Next $1 or more above that     0.25%

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the LAST day of that month.

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

CLASS B Shares are offered at their net asset value per share, without any initial sales charge. However, there is a contingent deferred sales charge
(CDSC) on shares you sell within six years of buying them. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The longer the time between the purchase and the sale of shares, the lower the rate of the CDSC:



CLASS B DEFERRED CHARGES


 YEARS AFTER PURCHASE            CDSC ON SHARES BEING SOLD

 1st year                        5.00%
 2nd year                        4.00%
 3rd or 4th year                 3.00%
 5th year                        2.00%
 6th year                        1.00%
 After 6 years                   None

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the FIRST day of that month.

CDSC calculations are based on the number of shares involved, not on the value of your account. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have the lowest CDSC.


18  YOUR ACCOUNT

--------------------------------------------------------------------------------
SALES CHARGE REDUCTIONS AND WAIVERS


REDUCING YOUR CLASS A SALES CHARGES There are several ways you can combine multiple purchases of Class A shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

- Accumulation Privilege -- lets you add the value of any Class A shares you already own to the amount of your next Class A investment for purposes of calculating the sales charge.

- Letter of Intention -- lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.

- Combination Privilege -- lets you combine Class A shares of multiple funds for purposes of calculating the sales charge.

To utilize: complete the appropriate section of your application, or contact your financial representative or Investor Services to add these options to an existing account.

GROUP INVESTMENT PROGRAM Allows established groups of four or more investors to invest as a group. Each investor has an individual account, but for sales charge purposes, the group's investments are lumped together making the investors potentially eligible for reduced sales charges. There is no charge, no obligation to invest (although initial aggregate investments must be at least $250) and you may terminate the program at any time.

To utilize: contact your financial representative or Investor Services to find out how to qualify.

CDSC WAIVERS As long as Investor Services is notified at the time you sell, the CDSC for either share class will generally be waived in the following cases:
-  to make payments through certain systematic withdrawal plans
-  to make certain distributions from a retirement plan
-  because of shareholder death or disability

To utilize: if you think you may be eligible for a CDSC waiver, contact your financial representative or Investor Services, or consult the SAI (see the back cover of this prospectus).


REINSTATEMENT PRIVILEGE If you sell shares of a John Hancock fund, you may invest some or all of the proceeds in the same share class of any John Hancock fund within 120 days without a sales charge. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

To utilize: contact your financial representative or Investor Services.


WAIVERS FOR CERTAIN INVESTORS Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including:
-  government entities that are prohibited from paying mutual fund sales charges
- financial institutions or common trust funds investing $1 million or more for non-discretionary accounts
-  selling brokers and their employees and sales representatives
- financial representatives utilizing fund shares in fee-based investment products under agreement with John Hancock Funds
- fund trustees and other individuals who are affiliated with these or other John Hancock funds
- individuals transferring assets to a John Hancock growth fund from an employee benefit plan that has John Hancock funds
-  members of an approved affinity group financial services program
-  certain insurance company contract holders (one-year CDSC usually applies)
- participants in certain retirement plans with at least 100 members (one-year CDSC applies)

To utilize: if you think you may be eligible for a sales charge waiver, contact your financial representative or Investor Services, or consult the SAI.

-------------------------------------------------------------------------------
OPENING AN ACCOUNT
1  Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investments for the John Hancock funds are as follows:

   - non-retirement account: $1,000
   - retirement account: $250
   - group investments: $250
   - Monthly Automatic Accumulation Plan (MAAP): $25 to open; you must invest at least $25 a month

3 Complete the appropriate parts of the account application, carefully following the instructions. If you have questions, please contact your financial representative or call Investor Services at 1-800-225-5291.

4 Complete the appropriate parts of the account privileges section of the application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5 Make your initial investment using the table on the next page. You can initiate any purchase, exchange or sale of shares through your financial representative.


                                                                YOUR ACCOUNT  19

BUYING SHARES



           OPENING AN ACCOUNT                                            ADDING TO AN ACCOUNT


BY CHECK

[GRAPHIC]  - Make out a check for the investment amount, payable to      - Make out a check for the investment amount payable
             "John  Hancock Investor Services Corporation."                to "John Hancock Investor Services Corporation."

           - Deliver the check and your completed application to         - Fill out the detachable investment slip from an account
             your financial representative, or mail them to Investor       statement. If no slip is available, include a note
             Services (address on next page).                              specifying the fund name, your share class, your account
                                                                           number, and the name(s) in which the account is
                                                                           registered.

                                                                         - Deliver the check and your investment slip or note to
                                                                           your financial representative, or mail them to Investor
                                                                           Services (address on next page).

BY EXCHANGE

[GRAPHIC]  - Call your financial representative or Investor Services     - Call Investor Services to request an exchange.
             to request an exchange.



BY WIRE

[GRAPHIC] - Deliver your completed application to your financial         - Instruct your bank to wire the amount of your
            representative, or mail it to Investor Services.               investment to:
                                                                           First Signature Bank & Trust
          - Obtain your account number by calling your financial           Account # 900000260
            representative or Investor Services.                           Routing # 211475000
                                                                           Specify the fund name, your share class, your account
          - Instruct your bank to wire the amount of your                  number and the name(s) in which the account is
            investment to:                                                 registered. Your bank may charge a fee to wire funds.
            First Signature Bank & Trust
            Account # 900000260
            Routing # 211475000
            Specify the fund name, your choice of share class, the
            new account number and the name(s) in which the account
            is registered. Your bank may charge a fee to wire funds.



BY PHONE

[GRAPHIC]  See "By wire" and "By exchange."                              - Verify that your bank or credit union is a member of the
                                                                           Automated Clearing House (ACH) system.

                                                                         - Complete the "Invest-By-Phone" and "Bank Information"
                                                                           sections on your account application.

                                                                         - Call Investor Services to verify that these features
                                                                           are in place on your account.

                                                                         - Tell the Investor Services representative the fund name, your share class, your account number, the name(s) in
                                                                           which the account is registered and the amount of
                                                                           your investment.



To open or add to an account using the Monthly Automatic Accumulation Program, see "Additional investor services."

20  YOUR ACCOUNT

SELLING SHARES



                DESIGNED FOR                        TO SELL SOME OR ALL OF YOUR SHARES


BY LETTER

[GRAPHIC]      -  Accounts of any type.             -  Write a letter of instruction or complete a stock power indicating the fund
               -  Sales of any amount.                 name, your share class, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.
                                                    -  Include all signatures and any additional documents that may be required
                                                       (see next page).
                                                    -  Mail the materials to Investor Services.
                                                    -  A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

BY PHONE

[GRAPHIC]      -  Most accounts.                    -  For automated service 24 hours a day using your touch-tone phone, call the
               -  Sales of up to $100,000.             EASI-Line at 1-800-338-8080.
                                                    -  To place your order with a representative at John Hancock Funds, call
                                                       Investor Services between 8 A.M. and 4 P.M. Eastern Time on most business days.

BY WIRE OR ELECTRONIC FUNDS TRANSFER (EFT)

[GRAPHIC]      -  Requests by letter to sell        -  Fill out the "Telephone Redemption" section of your new account application.
                  any amount (accounts of any       -  To verify that the telephone redemption privilege is in place on an account,
                  type).                               or to request the forms to add it to an existing account, call Investor
               -  Requests by phone to sell up         Services.
                  to $100,000 (accounts with        -  Amounts of $1,000 or more will be wired on the next business day. A $4 fee
                  telephone redemption                 will be deducted from your account.
                  privileges).                      -  Amounts of less than $1,000 may be sent by EFT or by check. Funds from EFT transactions are generally available by the second business day. Your bank may charge a fee for this service.

BY EXCHANGE

[GRAPHIC]      -  Accounts of any type.             -  Obtain a current prospectus for the fund into which you are exchanging by
               -  Sales of any amount.                 calling your financial representative or Investor Services.
                                                    -  Call Investor Services to request an exchange.



Address
John Hancock Investor Services Corporation
PO Box 9116 Boston, MA 02205-9116

Phone
1-800-275-6291

Or contact your financial representative for instructions and assistance.

To sell shares through a systematic withdrawal plan, see "Additional investor services."

                                                                YOUR ACCOUNT  21

SELLING SHARES IN WRITING In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, as shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:
-  your address of record has changed within the past 30 days
-  you are selling more than $100,000 worth of shares
- you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You can generally obtain a signature guarantee from the following sources:
- a broker or securities dealer
- a federal savings, cooperative or other type of bank
- a savings and loan or other thrift institution
- a credit union
- a securities exchange or clearing agency

A notary public CANNOT provide a signature guarantee.

SELLER                                                          REQUIREMENTS FOR WRITTEN REQUESTS [GRAPHIC]
------                                                          -------------------------------------------
Owners of individual, joint, sole proprietorship, UGMA/UTMA     -  Letter of instruction.
(custodial accounts for minors) or general partner accounts.    -  On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered.
                                                                -  Signature guarantee if applicable (see above).

Owners of corporate or association accounts.                    -  Letter of instruction.
                                                                -  Corporate resolution, certified within the past 90 days.
                                                                -  On the letter and the resolution, the signature of the
                                                                   person(s) authorized to sign for the account.
                                                                -  Signature guarantee if applicable (see above).

Owners or trustees of trust accounts.                           -  Letter of instruction.
                                                                -  On the letter, the signature(s) of the trustee(s).
                                                                -  If the names of all trustees are not registered on the account, please also provide a copy of the trust document certified within the past 60 days.
                                                                -  Signature guarantee if applicable (see above).

Joint tenancy shareholders whose co-tenants are deceased.       -  Letter of instruction signed by surviving tenant.
                                                                -  Copy of death certificate.
                                                                -  Signature guarantee if applicable (see above).

Executors of shareholder estates.                               -  Letter of instruction signed by executor.
                                                                -  Copy of order appointing executor.
                                                                -  Signature guarantee if applicable (see above).

Administrators, conservators, guardians and other sellers or    -  Call 1-800-225-5291 for instructions.
account types not listed above.




22 YOUR ACCOUNT

--------------------------------------------------------------------------------
TRANSACTION POLICIES

VALUATION OF SHARES The net asset value per share (NAV) for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern Time) by dividing a class's net assets by the number of its shares outstanding.

BUY AND SELL PRICES When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

EXECUTION OF REQUESTS Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after your request is accepted by Investor Services.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line or sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

TELEPHONE TRANSACTIONS For your protection, telephone requests may be recorded in order to verify their accuracy. In addition, Investor Services will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are not taken, Investor Services is responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

EXCHANGES You may exchange shares of one John Hancock fund for shares of the same class of any other, generally without paying any additional sales charges. Class B shares will continue to age from the original date and will retain the same CDSC rate as they had before the exchange, except that the rate will change to that of the new fund if the new fund's rate is higher. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate.

To protect the interests of other investors in the fund, a fund may cancel the exchange privileges of any parties that, in the opinion of the fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. A fund may change or cancel its exchange privilege at any time, upon 60 days' notice to its shareholders. A fund may also refuse any exchange order.


CERTIFICATED SHARES Most shares are electronically recorded. If you wish to have certificates for your shares, please write to Investor Services. Certificated shares can only be sold by returning the certificates to Investor Services, along with a letter of instruction or a stock power and a signature guarantee.


SALES IN ADVANCE OF PURCHASE PAYMENTS When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten calendar days after the purchase.


ELIGIBILITY BY STATE You may only invest in, or exchange into, fund shares legally available in your state.



--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

ACCOUNT STATEMENTS In general, you will receive account statements as follows:
- after every transaction (except a dividend reinvestment) that affects your account balance
-  after any changes of name or address of the registered owner(s)
-  in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.


DIVIDENDS The funds generally distribute most or all of their net earnings in the form of dividends. Any capital gains are distributed annually. Most of the funds do not typically pay income dividends, with the exception of Disciplined Growth Fund and Regional Bank Fund, which typically pay income dividends semi-annually and quarterly, respectively.


                                                                 YOUR ACCOUNT 23

DIVIDEND REINVESTMENTS Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you can choose to have a check for your dividends mailed to you. However, if the check is not deliverable, your dividends will be reinvested.


TAXABILITY OF DIVIDENDS As long as a fund meets the requirements for being a tax-qualified regulated investment company, which each fund has in the past and intends to in the future, it pays no federal income tax on the earnings it distributes to shareholders.

Consequently, dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund's long-term capital gains are taxable as capital gains; dividends from other sources are generally taxable as ordinary income.

Some dividends paid in January may be taxable as if they had been paid the previous December. Corporations may be entitled to take a dividends-received deduction for a portion of certain dividends they receive.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.


TAXABILITY OF TRANSACTIONS Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.


SMALL ACCOUNTS (NON-RETIREMENT ONLY) If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, your fund may close out your account and mail you the proceeds. Alternatively, Investor Services may charge you $10 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason, and your account will not be closed if its drop in value is due to fund performance or the effects of sales charges.

--------------------------------------------------------------------------------
ADDITIONAL INVESTOR SERVICES

MONTHLY AUTOMATIC ACCUMULATION PROGRAM (MAAP) MAAP lets you set up regular investments from your paycheck or bank account to the John Hancock fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:
-  Complete the appropriate parts of your account application.
- If you are using MAAP to open an account, make out a check ($25 minimum) for your first investment amount payable to "John Hancock Investor Services Corporation." Deliver your check and application to your financial representative or Investor Services.


SYSTEMATIC WITHDRAWAL PLAN This plan may be used for routine bill payment or periodic withdrawals from your account. To establish:
-  Make sure you have at least $5,000 worth of shares in your account.
- Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).
- Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.
- Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.
- Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Investor Services.


RETIREMENT PLANS John Hancock Funds offers a range of qualified retirement plans, including IRAs, SEPs, 401(k) plans, 403(b) plans (including TSAs) and other pension and profit-sharing plans. Using these plans, you can invest in any John Hancock fund (except tax-free income funds) with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Investor Services at 1-800-225-5291.

24  YOUR ACCOUNT

FUND DETAILS
-------------------------------------------------------------------------------
BUSINESS STRUCTURE

HOW THE FUNDS ARE ORGANIZED Each John Hancock growth fund is an open-end management investment company or a series of such a company.

Each fund is supervised by a board of trustees, an independent body that has ultimate responsibility for the fund's activities. The board retains various companies to carry out the fund's operations, including the investment adviser, custodian, transfer agent and others (see diagram). The board has the right, and the obligation, to terminate the fund's relationship with any of these companies and to retain a different company if the board believes it is in the shareholders' best interests.

At a mutual fund's inception, the initial shareholder (typically the adviser) appoints the fund's board. Thereafter, the board and the shareholders determine the board's membership. The boards of the John Hancock growth funds may include individuals who are affiliated with the investment adviser. However, the majority of board members must be independent.

The funds do not hold annual shareholder meetings, but may hold special meetings for such purposes as electing or removing board members, changing fundamental policies, approving a management contract or approving a 12b-1 plan (12b-1 fees are explained in "Sales compensation").



                                 --------------
                                |              |
                                | SHAREHOLDERS |
                                |              |
                                 --------------


                 ----------------------------------------------
                |      FINANCIAL SERVICES FIRMS AND            |
                |            THEIR REPRESENTATIVES             |
                |                                              |
DISTRIBUTION | Advise current and prospective share- | AND SHAREHOLDER | holders on their fund investments, often |
SERVICES        | in the context of an overall financial plan. |
                 ----------------------------------------------


-------------------------------   ---------------------------------------------
|    PRINCIPAL DISTRIBUTOR    |   |             TRANSFER AGENT                 |
|                             |   |                                            |
|   John Hancock Funds, Inc.  |   | John Hancock Investor Service Corporation  |
|    101 Huntington Avenue    |   |              P.O. Box 9116                 |
|    Boston, MA 02199-7603    |   |           Boston, MA 02205-9116            |
|                             |   |                                            |
|   Markets the funds and     |   |  Handles shareholder services, including   |
| distributes shares through  |   |       recordkeeping and statements,        |
| selling brokers, financial  |   |  distribution of dividends, and processing |
|     planners and other      |   |         of buy and sell requests.          |
| financial representatives.  |   |                                            |
------------------------------    ---------------------------------------------


---------------------  ----------------------- ---------------------
|   SUBADVISER       | | INVESTMENT ADVISER  | |    CUSTODIAN      |
| DFS Advisers LLC   | |    John Hancock     | |  Investors Bank   |
|  75 State Street   | |   Advisers, Inc.    | |     & Trust Co.   |   ASSET
| Boston, MA 02109   | |101 Huntington Avenue| |  89 South Street  | MANAGEMENT
|                    | |Boston, MA 02199-7603| | Boston, MA 02111  |
| Provides portfolio | |                     | |                   |
| management services| |  Manages the funds' | | Holds the funds'  |
|    to Special      | |    business and     | | assets, settles   |
|  Equities Fund.    | |     investment      | |  all portfolio    |
|                    | |     activities.     | |trades and collects|
|                    | |                     | |   most of the     |
|                    | |                     | |  valuation data   |
|                    | |                     | |  required for     |
|                    | |                     | | calculating each  |
|                    | |                     | |   fund's NAV.     |
---------------------  ----------------------- ---------------------


                  -------------------------------------
                  |             TRUSTEES              |
                  |                                   |
                  |  Supervise the funds' activities. |
                  |                                   |
                  -------------------------------------



                                                                FUND DETAILS 25

ACCOUNTING COMPENSATION The funds compensate the adviser for performing tax and financial management services. Annual compensation for 1996 will not exceed 0.02% of each fund's average net assets.


PORTFOLIO TRADES In placing portfolio trades, the adviser may use brokerage firms that market the fund's shares or are affiliated with John Hancock Mutual Life Insurance Company, but only when the adviser believes no other firm offers a better combination of quality execution (i.e., timeliness and completeness) and favorable price.


INVESTMENT GOALS Except for Discovery Fund, Special Opportunities Fund and Emerging Growth Fund, each fund's investment goal is fundamental and may only be changed with shareholder approval.


DIVERSIFICATION Except for Special Opportunities Fund, all of the growth funds are diversified.



--------------------------------------------------------------------------------
SALES COMPENSATION

As part of their business strategies, the funds, along with John Hancock Funds, pay compensation to financial services firms that sell the funds' shares. These firms typically pass along a portion of this compensation to your financial representative.

Compensation payments originate from two sources: from sales charges and from 12b-1 fees that are paid out of the funds' assets ("12b-1" refers to the federal securities regulation authorizing annual fees of this type). The 12b-1 fee rates vary by fund and by share class, according to Rule 12b-1 plans adopted by the funds. The sales charges and 12b-1 fees paid by investors are detailed in the fund-by-fund information. The portions of these expenses that are reallowed to financial services firms are shown on the next page.

Distribution fees may be used to pay for sales compensation to financial services firms, marketing and overhead expenses and, for Class B shares, interest expenses.


CLASS B UNREIMBURSED DISTRIBUTION EXPENSES(1)

                            UNREIMBURSED      AS A % OF
 FUND                       EXPENSES          NET ASSETS

 Disciplined Growth         $   3,620,687     3.99%

 Discovery                  $     772,708     1.81%

 Emerging Growth            $   9,697,401     3.02%

 Growth                     $     165,787     2.01%

 Regional Bank              $  41,492,867     5.90%

 Special Equities           $  15,131,619     5.42%

 Special Opportunities      $   6,051,842     4.49%



(1) As of the most recent fiscal year end covered by each fund's financial highlights. These expenses may be carried forward indefinitely.

INITIAL COMPENSATION Whenever you make an investment in a fund or funds, the financial services firm receives either a reallowance from the initial sales charge or a commission, as described below. The firm also receives the first year's service fee at this time.


ANNUAL COMPENSATION Beginning with the second year after an investment is made, the financial services firm receives an annual service fee of 0.25% of its total eligible net assets. This fee is paid quarterly in arrears.

Financial services firms selling large amounts of fund shares may receive extra compensation. This compensation, which John Hancock Funds pays out of its own resources, may include asset retention fees as well as reimbursement for marketing expenses.


26  FUND DETAILS

CLASS A INVESTMENTS


                                                         MAXIMUM
                                   SALES CHARGE          REALLOWANCE             FIRST YEAR             MAXIMUM
                                   PAID BY INVESTORS     OR COMMISSION           SERVICE FEE            TOTAL COMPENSATION(1)
                                   (% of offering price) (% of offering price)   (% of net investment)  (% of offering price)

 Up to $49,999                     5.00%                 4.01%                   0.25%                  4.25%
 $50,000 - $99,999                 4.50%                 3.51%                   0.25%                  3.75%
 $100,000 - $249,999               3.50%                 2.61%                   0.25%                  2.85%
 $250,000 - $499,999               2.50%                 1.86%                   0.25%                  2.10%
 $500,000 - $999,999               2.00%                 1.36%                   0.25%                  1.60%

 REGULAR INVESTMENTS OF
 $1 MILLION OR MORE

 First $1M - $4,999,999              --                  0.75%                   0.25%                  1.00%
 Next $1 - $5M above that            --                  0.25%                   0.25%                  0.50%
 Next $1 and more above that         --                  0.00%                   0.25%                  0.25%


 Waiver investments(2)               --                  0.00%                   0.25%                  0.25%


CLASS B INVESTMENTS



                               MAXIMUM
                               REALLOWANCE              FIRST YEAR               MAXIMUM
                               OR COMMISSION            SERVICE FEE              TOTAL COMPENSATION
                               (% of offering price)    (% of net investment)    (% of offering price)

All amounts                    3.75%                    0.25%                    4.00%




(1) Reallowance/commission percentages and service fee percentages are calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition.
(2) Refers to any investments made by municipalities, financial institutions, trusts and affinity group members that take advantage of the sales charge waivers described earlier in this prospectus.

CDSC revenues collected by John Hancock Funds may be used to pay commissions when there is no initial sales charge.

                                                                FUND DETAILS  27

--------------------------------------------------------------------------------
MORE ABOUT RISK

A fund's risk profile is largely defined by the fund's primary securities and investment practices. You may find the most concise description of each fund's risk profile in the fund-by-fund information.

The funds are permitted to utilize -- within limits established by the trustees -- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that a fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following page are brief descriptions of these securities and practices, along with the risks associated with them. The funds follow certain policies that may reduce these risks.

As with any mutual fund, there is no guarantee that the performance of a John Hancock growth fund will be positive over any period of time -- days, months or years. However, stock funds as a category have historically performed better over the long term than bond or money market funds.


--------------------------------------------------------------------------------
TYPES OF INVESTMENT RISK

CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). Incomplete correlation can result in unanticipated risks.

CREDIT RISK The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

CURRENCY RISK The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses.

INFORMATION RISK The risk that key information about a security or market is inaccurate or unavailable.

INTEREST RATE risk The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values.


LEVERAGE RISK Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value.

- HEDGED When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.
- SPECULATIVE To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

LIQUIDITY RISK The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance.

MANAGEMENT RISK The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

MARKET RISK The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them.

NATURAL EVENT RISK The risk of losses attributable to natural disasters, crop failures and similar events.

OPPORTUNITY RISK The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

POLITICAL RISK The risk of losses attributable to government or political actions, from changes in tax or trade statutes to governmental collapse and war.

VALUATION RISK The risk that a fund has valued certain of its securities at a higher price than it can sell them for.


28  FUND DETAILS

HIGHER-RISK SECURITIES AND PRACTICES



This table shows each fund's investment limitations as a percentage of portfolio assets. In each case the principal types of risk are listed (see previous page for definitions). Numbers in this table show allowable usage only; for actual usage, consult the fund's annual/semi-annual reports.

10 Percent of total assets (roman type in brackets)
10 Percent of net assets (roman type)
 + No policy limitation on usage; fund may be using currently
 * Permitted, but has not typically been used
-- Not permitted

                                                     DISCIPLINED              EMERGING          REGIONAL   SPECIAL     SPECIAL
                                                       GROWTH     DISCOVERY    GROWTH   GROWTH    BANK    EQUITIES  OPPORTUNITIES
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICES

BORROWING; REVERSE REPURCHASE AGREEMENTS
The borrowing of money from banks or through
reverse repurchase agreements. Leverage, credit
risks.                                                   5            5        [33.3]   [33.3]     5       [33.3]     [33.3]

REPURCHASE AGREEMENTS The purchase of a security
that must later be sold back to the seller at
the same price plus interest. Credit risk.               +            +            +        +      +           +          +

SECURITIES LENDING The lending of securities to
financial institutions, which provide cash or
government securities as collateral. Credit risk.        5        [33.3]          30    [33.3]    --       [33.3]     [33.3]

SHORT SALES The selling of securities which have
been borrowed on the expectation that the market
price will drop.
- Hedged. Hedged leverage, market, correlation,
  liquidity, opportunity risks.                         --            *            *        *     --           *          *
- Speculative. Speculative leverage, market,
  liquidity risks.                                      --            *           --        *     --           *          *

SHORT-TERM TRADING  Selling a security soon after
purchase. A portfolio engaging in short-term
trading will have higher turnover and transaction
expenses. Market risk.                                   +            +            +        +      +           +          +

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS
The purchase or sale of securities for delivery
at a future date; market value may change before
delivery. Market, opportunity, leverage risks.           +            +            +        +      +           +          +

----------------------------------------------------------------------------------------------------------------------------------

CONVENTIONAL SECURITIES

NON-INVESTMENT-GRADE SECURITIES Securities rated
below BBB/Baa are considered junk bonds. Credit,
market, interest rate, liquidity, valuation,
information risks.                                      --           --          [10]       5      5          --        --

FOREIGN EQUITIES

- Stocks issued by foreign companies. Market,
  currency, information, natural  event, political
  risks.                                                --          [25]           +      [15]     *           +         +
- American or European depository receipts, which
  are dollar-denominated securities typically
  issued by American or European banks and are based
  on ownership of securities issued by foreign
  companies. Market, currency, information, natural
  event, political risks.                              [10]         [25]           +      [15]     *           +         +

RESTRICTED AND ILLIQUID SECURITIES Securities not
traded on the open market. May include illiquid
Rule 144A securities. Liquidity, valuation, market
risks.                                                  15           15           10       15     15          15        15

----------------------------------------------------------------------------------------------------------------------------------

LEVERAGED DERIVATIVE SECURITIES

FINANCIAL FUTURES AND OPTIONS; SECURITIES AND INDEX
OPTIONS Contracts involving the right or obligation
to deliver or receive assets or money depending on
the performance of one or more assets or an economic
index.
- Futures and related options. Interest rate,
  currency, market, hedged or speculative leverage,
  correlation, liquidity, opportunity risks.             +            *            +        *      *           *         +
- Options on securities and indices. Interest rate,
  currency, market, hedged or speculative leverage,
  correlation, liquidity, credit, opportunity risks.     +          5(1)           +        *    5(1)          *         +

CURRENCY CONTRACTS Contracts involving the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date.

- Hedged. Currency, hedged leverage, correlation,
  liquidity, opportunity risks.                         --        [25]             +        +      *           *         +
- Speculative. Currency, speculative leverage,
  liquidity risks.                                      --         --             --       --      *           *        --

----------------
(1) Applies to purchased options only.

                                                                 FUND DETAILS 29

FOR MORE INFORMATION
-------------------------------------------------------------------------------

Two documents are available that offer further information on John Hancock growth funds:

ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS
Includes financial statements, detailed performance information, portfolio holdings, a statement from portfolio management and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information on all aspects of the funds. The current annual/ semi-annual report is included in the SAI.

A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference (is legally a part of this prospectus).

To request a free copy of the current annual/semi-annual report or SAI, please write or call:

John Hancock Investor Services Corporation
P.O. Box 9116
Boston, MA 02205-9116
Telephone: 1-800-225-5291
EASI-Line: 1-800-338-8080
TDD: 1-800-544-6713



[letterhead logo]

                       JOHN HANCOCK GLOBAL TECHNOLOGY FUND

                           Class A and Class B Shares
                       STATEMENT OF ADDITIONAL INFORMATION
                                December 2, 1996

         This Statement of Additional Information ("SAI") provides information about John Hancock Global Technology Fund (the "Fund") in addition to the information that is contained in the combined International/Global Fund's Prospectus dated December 2, 1996 (the "Prospectus"). The Fund is a diversified series of John Hancock Series Trust (the "Trust").

         This SAI is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which can be obtained free of charge by writing or telephoning:

                   John Hancock Investor Services Corporation
                                  P.O. Box 9116
                        Boston, Massachusetts 02205-9116
                                1-(800)-225-5291

                                Table of Contents

                                                                            Page
Organization of the Fund ................................................     2
Investment Objectives and Policies ......................................     2
Investment Restrictions .................................................     9
Those Responsible for Management ........................................    12
Investment Advisory and Other Services ..................................    23
Distribution Contracts ..................................................    25
Net Asset Value .........................................................    27
Initial Sales Charge on Class A Shares ..................................    28
Deferred Sales Charge on Class B Shares .................................    30
Special Redemptions .....................................................    33
Additional Services and Programs ........................................    34
Description of the Fund's Shares ........................................    35
Tax Status ..............................................................    36
Calculation of Performance ..............................................    41
Brokerage Allocation ....................................................    43
Transfer Agent Services .................................................    45
Custody of Portfolio ....................................................    45
Independent Auditors ....................................................    45
Appendix.................................................................   A-1
Financial Statements ....................................................   F-1

ORGANIZATION OF THE FUND

         The Fund is a series of the Trust, an open-end investment management company organized as a Massachusetts business trust on December 2, 1996. On December 2, 1996, the Trust assumed the registration statement of John Hancock Technology Series, Inc. (the "Company"). As of January 1, 1995, the Fund changed its name to John Hancock Global Technology Fund. Effective October 1, 1992, the Fund ceased doing business as Global Technology Fund and commenced doing business under the name John Hancock Freedom Global Technology Fund. On December 6, 1991, the Company changed its name from AFA Funds, Inc. and the Fund changed its name from National Telecommunications & Technology Fund.

         John Hancock Advisers, Inc. (the "Adviser") is the Fund's investment adviser. The Adviser is an indirect wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts, and American Fund Advisors, Inc. ("AFA" or the "Sub-Adviser").

INVESTMENT OBJECTIVES AND POLICIES

         The Fund's primary investment objective is long-term growth of capital through investments principally in equity securities of companies that rely extensively on technology in their product development or operations. Income is a secondary objective. There is no assurance that the Fund will achieve its investment objectives. See "Goal and Strategy" in the Prospectus.

         Investments in U.S. and foreign companies that rely extensively on technology in product development or operations may be expected to benefit from scientific developments and the application of technical advances resulting from improving technology in many different fields, such as computer software and hardware, semiconductors, telecommunications, defense and commercial electronics, data storage and retrieval biotechnology and others. Generally, investments will be made in securities of a company that relies extensively on technology in product development or operations only if a significant part of its assets are invested in, or a significant part of its total revenue or net income is derived from, this technology.

         Technology-Intensive Companies -- Considerations and Risks. Securities prices of the companies in which the Fund invests have tended to be subject to greater volatility than securities prices in many other industries, due to particular factors affecting these industries. Competitive pressures may also have a significant effect on the financial condition of technology-intensive companies. For example, if the development of new technology continues to advance at an accelerated rate, and the number of companies and product offerings continues to expand, the companies could become increasingly sensitive to short product cycles and aggressive pricing. Accordingly, the Fund's performance will be particularly susceptible to factors affecting these companies as well as the economy as a whole.

         Foreign Currency Transactions. The foreign currency transactions of the Fund may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. The Fund may enter into forward foreign currency contracts involving currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rate between these currencies. The Fund may also engage in speculative forward currency transactions, and may use forward currency contracts as a substitute for investing in securities denominated in that currency or in order to create a synthetic position consisting of a security issued in one country and denominated in the currency of another country. Forward currency transactions are accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase or sale of its portfolio securities denominated in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. The Fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by the Adviser and Sub-Adviser.

         If the Fund enters into a forward contract requiring it to purchase foreign currency, its custodian bank will segregate cash or liquid securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. Those assets will be marked to market daily and if the value of the assets in the separate account declines, additional cash or liquid assets will be added so that the value of the account will equal the amount of the Fund's commitment in forward contracts.

         Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. These transactions also preclude the opportunity for gain if the value of the hedged currency rises. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

         The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currency involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency are usually conducted on a principal basis, no fees or commissions are involved.

         Investment in Foreign Securities. The Fund may invest in securities of foreign issuers. Normally the Fund will invest at least 65% of its net assets in securities of issuers in at least three countries, that may include the United States, but will not invest more than 25% of its net assets in any one foreign country. Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.

         Because foreign securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly so that the Fund's investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

         Foreign securities will be purchased in the best available market whether through over-the-counter markets or exchanges located in the countries where principal offices of the issuers are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although the fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

         With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

         The dividends in some cases, capital gains, and interest payable on certain of the Fund's foreign portfolio securities, may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund's shareholders.

         These risks may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. These countries are located in the Asia-Pacific region, Eastern Europe, Latin and South America, and Africa. Security prices in these markets can be significantly more volatile than in more developed countries, reflecting the greater uncertainties of investing in less established markets and economies. Political, legal and economic structures in many of these emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristic of more developed countries. Emerging market countries may have failed in the past to recognize private property rights. They may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. Their economies may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. The Fund may be required to establish special custodial or other arrangements before making certain investments in these countries. Securities of issuers located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

         High Yield "High Risk" Fixed Income Securities. The Fund may invest up to 10% of its net assets in fixed income securities that, at the time of investment, are rated CC or higher by Standard & Poor's Ratings Group ("Standard & Poor's") or Ca or higher by Moody's Investors Service, Inc. ("Moody's") or their equivalent, and unrated fixed income securities of comparable quality as determined by the Adviser. These securities include convertible and nonconvertible bonds and debentures, zero coupon bonds, payment-in-kind securities, increasing rate note securities, participation interests, stripped debt securities and other derivative debt securities. The value of fixed income securities generally varies inversely with interest rate changes. Convertible issues, while influenced by the level of interest rates, are also subject to the changing value of the underlying common stock into which they are convertible.

         Ratings are based largely on the historical financial condition of the issuer. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. The values of lower-rated securities and unrated securities of comparable quality generally fluctuate more than those of high-rated securities. There is a greater possibility that an adverse change in the financial condition of an issuer of lower-rated securities or unrated securities of comparable quality will affect the issuer's ability to make payments of interest and principal. Bonds rated CC or Ca are highly speculative and are often in default or have other marked shortcomings. Lower rated securities are generally referred to as junk bonds. Bonds that have a rating of BBB or lower from Standard & Poor's, Baa or lower from Moody's or an equivalent rating and unrated bonds of comparable quality are considered speculative. In addition, the market for such bonds may be less liquid than the market for higher quality securities. To the extent the Fund invests in lower-rated securities and unrated securities of comparable quality, the achievement of the Fund's investment objectives is more dependent on the Sub-Adviser's ability than it would be if the Fund were investing in higher quality securities.

         Maturity generally is not a significant factor in the Adviser's security selection process. Accordingly, the Fund may invest in fixed income securities of any maturity.

         Pay-In-Kind, Delayed and Zero Coupon Bonds. The Fund may invest in pay-in-kind, delayed and zero coupon bonds. These are securities issued at a discount from their face value because interest payments are typically postponed until maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. These securities may also take the form of debt securities that have been stripped of their interest payments. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. The market prices of pay-in-kind, delayed and zero coupon bonds generally are more volatile than the market prices of interest-bearing securities having similar maturities and credit quality. The Fund's investments in pay-in-kind, delayed and zero coupon securities may require the Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements. See "Tax Status."

         Preferred Stock. The Fund may purchase preferred stock. Preferred stocks are equity securities, but possess certain attributes of fixed income securities. Holders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Because of this preference, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stocks. Preferred stocks are equity securities in that they do not represent a liability of the issuer and therefore do not offer a great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer. See "Convertible Securities" below for a description of certain characteristics of convertible preferred stock.

         Convertible Securities. The Fund may purchase convertible fixed income securities and preferred stock. Convertible securities are securities that may be converted at either a stated price or stated rate into underlying shares of common stock of the same issuer. Convertible securities have general characteristics similar to both fixed income and equity securities. Although to a lesser extent than with straight debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and therefore will also react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and consequently may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer. However, the issuers of convertible securities may default on their obligations.

         Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund may not invest more than 5% of its net assets in restricted securities. Moreover, the Fund will not invest more than 15% of its net assets in illiquid investments, which include repurchase agreements maturing in more than seven days, securities that are not readily marketable and restricted securities. However, if the Trustees determines, based upon a continuing review of the trading markets for specific Rule 144A securities, that they are liquid, then such securities may be purchased without regard to the 15% limit. The Trustees may adopt guidelines and delegate to the Adviser the daily function of determining and monitoring the liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

         Repurchase Agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

         The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income decline in value of the underlying securities lack of access to income during this period as well as the expense of enforcing its rights.

         Reverse Repurchase Agreements. The Fund may also enter into reverse purchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish and maintain with the Fund's custodian a separate account consisting of highly liquid, marketable securities in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements. In addition, the Fund will not enter into reverse repurchase agreements and other borrowings exceeding in the aggregate 5% of the market value of its total assets. The Fund will enter into reverse repurchase agreements only with federally insured banks or savings and loan associations which are approved in advance as being creditworthy by the Board of Trustees. Under the procedures established by the Board of Trustees, the Adviser will monitor the creditworthiness of the banks involved.

         Lending of Securities. The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value exceeding 33 1/3% of its total assets.

         Rights and Warrants. The Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price, subject to the Fund's
Fundamental Investment Restrictions. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain owner types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

         Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

         When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

         On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

         Structured or Hybrid Notes. The Fund may invest in "structured" or "hybrid" notes. The distinguishing feature of a structured or hybrid note is that the amount of interest and/or principal payable on the note is based on the performance of a benchmark asset or market other than fixed income securities or interest rates. Examples of these benchmarks include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows the Fund to gain exposure to the benchmark market while fixing the maximum loss that the Fund may experience in the event that market does not perform as expected. Depending on the terms of the note, the Fund may forego all or part of the interest and principal that would be payable on a comparable conventional note; the Fund's loss cannot exceed this foregone interest and/or principal. An investment in structured or hybrid notes involves risks similar to those associated with a direct investment in the benchmark asset.

         Participation Interests. Participation interests, which may take the form of interests in, or assignments of certain loans, are acquired from banks who have made these loans or are members of a lending syndicate. The Fund's investments in participation interests are subject to its limitation on investments in illiquid securities. The Fund may purchase only those participation interests that mature in 60 days or less, or, if maturing in more than 60 days, that have a floating rate that is automatically adjusted at least once every 60 days.

         Covered Call Options. The Fund may sell covered call options that are listed on a national securities exchange against its portfolio securities. Portfolio securities underlying these call options must have an aggregate value (determined as of the sale date) not exceeding 5% of the net assets of the Fund. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell (if the option is exercised), the underlying security at the exercise price at any time during the option period, regardless of the security's market price upon exercise of the option. If the price of the underlying security rises above the exercise price and the option is exercised, the Fund loses the opportunity to profit from that portion of the rise which exceeds the exercise price.

         The Fund will write listed call options only if they are "covered," which means that the Fund owns or has the immediate right to acquire the securities underlying the options without additional cash consideration upon conversion or exchange of other securities held in its portfolio. A call option written by the Fund may also be "covered" if the Fund holds on a share-for-share basis a covering call on the same securities where (i) the exercise price of the covering call held is equal to or less than the exercise price of the call written or the exercise price of the covering call is greater than the exercise price of the call written, in the latter case only if the difference is maintained by the Fund in cash or high grade liquid securities in a segregated account with the Fund's custodian, and (ii) the covering call expires at the same time as or later than the call written. If a covered call option is not exercised, the Fund would keep both the option premium and the underlying security. If the covered call option written by the Fund is exercised and the exercise price, less the transaction costs, exceeds the cost of the underlying security, the Fund would realize a gain in addition to the amount of the option premium it received. If the exercise price, less transaction costs, is less than the cost of the underlying security, the Fund's loss would be reduced by the amount of the option premium.

         If the writer of an exchange-traded option wishes to terminate its obligation prior to its exercise, it may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the Fund's position will be offset by the Options Clearing Corporation. The Fund may not effect a closing purchase transaction after it has been notified of the exercise of an option. There is no guarantee that a closing purchase transaction can be effected. Although the Fund will generally write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular option or at any particular time, and for some options no secondary market on an exchange may exist.

         In the case of a written call option, effecting a closing transaction will permit the Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. In the case of a written put option, it will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

         The Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option. The Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received for writing the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation in the value of the underlying security owned by the Fund.

INVESTMENT RESTRICTIONS

         Fundamental Investment Restrictions

         The following investment restrictions (as well as the fund's investment objective) will not be changed without approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information, means approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if at least 50% of the Fund's outstanding shares are present in person or by proxy at the meeting or (2) more than 50% of the Fund's outstanding shares.

The Fund observes the following fundamental restrictions.

The Fund may not:

         (1) Invest less than 65% of the value of its total assets (exclusive of cash, U.S. Government securities and short-term commercial paper) in securities of companies which rely extensively on technology in product development or operation, except temporarily during periods when economic conditions with respect to such companies in that industry are unfavorable.

         (2) With respect to 75% of its total assets, purchase any security (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by such securities) if, as a result: (a) more than 5% of its total assets would be invested in the securities of any one issuer, or (b) the Fund would own more than 10% of the voting securities of any one issuer.

         (3) Issue senior securities,  except as permitted by paragraphs (4) and
(8) below. For purposes of this restriction, the issuance of shares of common stock in multiple classes, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, and repurchase agreements entered into in accordance with the Fund's investment policies, and the pledge, mortgage or hypothecation of the Fund's assets are not deemed to be senior securities

         (4) Borrow money, except from banks as a temporary measure for extraordinary or emergency purposes (including meeting redemptions without immediately selling securities), but not for leveraging or investment, in an amount not to exceed 10% of the value of net assets at the time the borrowing is made, provided, however, that as long as such borrowings exceed 5% of the value of net assets, the Fund will not make any investments. Under the Investment Company Act of 1940, as amended (the "1940 Act"), asset coverage of 300% of any borrowing must be maintained.

         (5) Act as an underwriter of securities of other issuers except to the extent that in selling portfolio securities it may be deemed to be an underwriter for purposes of the 1933 Act.

         (6) Purchase real estate or any interest therein (except real estate used exclusively in the current operation of the Fund's affairs), but this restriction does not prevent the Fund from investing in debt securities secured by real estate or interests therein.

         (7) Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward commitments, interest rate swaps, caps and floors, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

         (8) Make loans, except that the Fund may (1) lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and
(3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or nor the purchase is made upon the original issuance of the securities.

Nonfundamental Investment Restrictions

         The following investment restrictions are designated as nonfundamental and may be changed by the Trustees without shareholder approval.

The Fund may not:

         (1) Purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies, (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Trustees, purchase securities of other investment companies within the John Hancock Group of Funds. In addition, as a nonfundamental restriction, the Fund may not purchase the shares of any closed-end investment company except in the open market where no commission or profit to a sponsor or dealer results from the purchase, other than customary brokerage fees.

         (2) Purchase securities on margin, although it may obtain such short-term credits as may be necessary for the clearance of securities purchased.

         (3) Make short sales of securities or maintain a short position.

         (4) Purchase or sell puts, calls, straddles, spreads or any combination thereof, except that (i) it may sell call options listed on a national securities exchange against its portfolio securities if such call options remain fully covered throughout the exercise period and where such underlying securities have an aggregate value (determined as of the date the calls are sold) not exceeding 5% of the total assets of the Fund, and (ii) the Fund may purchase call options in related "closing purchase transactions," where not more than 5% of its total assets are invested in such options.

         (5) Purchase securities of an issuer which, together with any predecessor, has been in operation for less than three years (except investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities), if, as a result, more than 5% of the Fund's total assets would be invested in such securities.

         (6) Purchase or sell interests in real estate limited partnerships or in oil, gas or other mineral leases or exploration or development programs (although it may invest in companies which own or invest in such interests).

         (7) Purchase or retain the securities of an issuer any of the officers, directors, trustees or security holders of which (a) is an officer or trustee of the Trust or a member, officer, director or trustee of its investment adviser and (b) owns beneficially more than 1/2 of 1% of the shares or securities of both (taken at market value) of such issuer, unless all such individuals owning more than 1/2 of 1% of such shares or securities together own beneficially less than 5% of such shares or securities or both.

         (8) Invest  more than 5% of the value of its total  assets in  warrants
(other than those that have been acquired in units or attached to other securities). No more than 2% of the Fund's total assets may be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange. In applying this limitation, warrants will be valued at the lesser of cost or market value unless acquired by the Fund in units with, or attached to, debt securities, in which case no value will be assigned.

         (9) Invest in companies for the purpose of exercising control.

         (10) Purchase any security, including any repurchase agreement maturing in more than seven days, which is not readily marketable, if more than 15% of the net assets of the Fund, taken at market value, would be invested in such securities. (The staff of the Securities and Exchange Commission considers over-the-counter options to be illiquid securities subject to the 15% limit.)

         The Fund agrees that, in accordance with the Ohio Securities Division and until such regulations are no longer required, it will comply with Rule 1301:6-3- 09(E)(12) by not investing more than 15% of its total assets in the aggregate in securities of issuers which, together with any predecessors, have a record of less than three years continuous operation, and in securities of issuers which are restricted as to disposition, including securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

THOSE RESPONSIBLE FOR MANAGEMENT

         The business of the Fund is managed by the Trustees of the Trust who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Trust are also officers or Directors of the Adviser or Sub-Adviser, or officers and Directors of the Fund's principal distributor, John Hancock Funds, Inc. ("John Hancock Funds").

         The following table setsforth the principal occupation or employment of the Trustees during the past five years:


                                        Positions Held                          Principal Occupations(s)
Name and Address                        With the Company                        During the Past Five Years
----------------                        ----------------                        --------------------------
Edward J. Boudreau, Jr. *               Trustee, Chairman and Chief             Chairman and Chief Executive
101 Huntington Avenue                   Executive Officer (1, 2)                Officer, the Adviser and The
Boston, MA  02199                                                               Berkeley Financial Group ("Berkeley
October 1944                                                                    Group"); Chairman, NM Capital
                                                                                Management, Inc. ("NM Capital") and
                                                                                John Hancock Advisers International
                                                                                Limited ("Advisers International");
                                                                                Chairman, Chief Executive Officer
                                                                                and President, John Hancock Funds,
                                                                                Inc. ("John Hancock Funds"), John
                                                                                Hancock Investor Services
                                                                                Corporation ("Investor Services"),
                                                                                First Signature Bank and Trust
                                                                                Company and Sovereign Asset
                                                                                Management Corporation
                                                                                ("SAMCorp."); Director, John
                                                                                Hancock Freedom Securities
                                                                                Corporation, John Hancock Insurance
                                                                                Agency, Inc. ("Insurance Agency,
                                                                                Inc."), John Hancock Capital
                                                                                Corporation and New England/Canada
                                                                                Business Council; Member,
                                                                                Investment Company Institute Board
                                                                                of Governors; Director, Asia
                                                                                Strategic Growth Fund, Inc.;
                                                                                Trustee, Museum of Science; Vice
                                                                                Chairman and President, the Adviser
                                                                                (until July 1992); Chairman, John
                                                                                Hancock Distributors, Inc. (until
                                                                                April, 1994).



-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.



                                       13


                                        Positions Held                          Principal Occupations(s)
Name and Address                        With the Company                        During the Past Five Years
----------------                        ----------------                        --------------------------

Thomas W.L. Cameron *                   Trustee (1)                             Chairman and Director, Sovereign
Interstate/Johnson Lane                                                         Advisers, Inc.; Senior Vice
1892 Andell Bluff Blvd.                                                         President, Interstate/Johnson Lane
Johns Island, SC  29455                                                         Corp. (securities dealer).
February 1927

James F. Carlin                         Trustee (3)                             Chairman and CEO, Carlin
233 West Central Street                                                         Consolidated, Inc.
Natick, MA 01760                                                                (management/investments); Director,
April 1940                                                                      Arbella Mutual Insurance Company
                                                                                (insurance), Consolidated Group
                                                                                Trust (insurance administration),
                                                                                Carlin Insurance Agency, Inc., West
                                                                                Insurance Agency, Inc. (until May
                                                                                1995) Uno Restaurant Corp.;
                                                                                Chairman, Massachusetts Board of
                                                                                Higher Education (since 1995);
                                                                                Receiver, the City of Chelsea (until
                                                                                August 1992).


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.



                                       14


                                        Positions Held                          Principal Occupations(s)
Name and Address                        With the Company                        During the Past Five Years
----------------                        ----------------                        --------------------------

William H. Cunningham                   Trustee (3)                             Chancellor, University of Texas
601 Colorado Street                                                             System and former President of the
O'Henry Hall                                                                    University of Texas, Austin, Texas;
Austin, TX 78701                                                                Lee Hage and Joseph D. Jamail
January 1944                                                                    Regents Chair of Free Enterprise;
                                                                                Director, LaQuinta Motor Inns, Inc.
                                                                                (hotel management company);
                                                                                Director, Jefferson-Pilot
                                                                                Corporation (diversified life
                                                                                insurance company) and LBJ
                                                                                Foundation Board (education
                                                                                foundation); Advisory Director,
                                                                                Texas Commerce Bank - Austin.

Charles F. Fretz                        Trustee (3)                             Retired; self employed; Former Vice
RD #5, Box 300B                                                                 President and Director, Towers,
Clothier Springs Road                                                           Perrin, Foster & Crosby, Inc.
Malvern, PA  19355                                                              (international management
June 1928                                                                       consultants) (1952-1985).

Harold R. Hiser, Jr.                    Trustee (3)                             Executive Vice President,
123 Highland Avenue                                                             Schering-Plough Corporation
Short Hill, NJ  07078                                                           (pharmaceuticals) (retired 1996);
October 1931                                                                    Director, ReCapital Corporation
                                                                                (reinsurance) (until 1995).


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.



                                       15


                                        Positions Held                          Principal Occupations(s)
Name and Address                        With the Company                        During the Past Five Years
----------------                        ----------------                        --------------------------

Anne C. Hodsdon *                       President and Director (1, 2)           President, Chief Operating Officer
101 Huntington Avenue                                                           and Director, the Adviser; Director,
Boston, MA  02199                                                               The Berkeley Group, John Hancock
April 1953                                                                      Funds, Investor Services (since
                                                                                October 1996); Director, Advisers
                                                                                International; Executive Vice
                                                                                President, the Adviser (until
                                                                                December 1994); Senior Vice
                                                                                President, the Adviser (until
                                                                                December 1993).

Charles L. Ladner                       Trustee (3)                             Director, Energy North, Inc. (public
UGI Corporation                                                                 utility holding company) (until
P.O. Box 858                                                                    1992); Senior Vice President of UGI
Valley Forge, PA  19482                                                         Corp. Holding Company Public
February 1938                                                                   Utilities, LPGAS.


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.



                                       16


                                        Positions Held                          Principal Occupations(s)
Name and Address                        With the Company                        During the Past Five Years
----------------                        ----------------                        --------------------------

Leo E. Linbeck, Jr.                     Trustee (3)                             Chairman, President, Chief Executive
3810 W. Alabama                                                                 Officer and Director, Linbeck
Houston, TX 77027                                                               Corporation (a holding company
August 1934                                                                     engaged in various phases of the
                                                                                construction industry and
                                                                                warehousing interests); Former
                                                                                Chairman, Federal Reserve Bank of
                                                                                Dallas (1992, 1993); Chairman of
                                                                                the Board and Chief Executive
                                                                                Officer, Linbeck Construction
                                                                                Corporation; Director, PanEnergy
                                                                                Corporation (a diversified energy
                                                                                company), Daniel Industries, Inc.
                                                                                (manufacturer of gas measuring
                                                                                products and energy related
                                                                                equipment), GeoQuest International
                                                                                Holdings, Inc. (a geophysical
                                                                                consulting firm) (1980-1993);
                                                                                Former Director, Greater Houston
                                                                                Partnership (1980 -1995).

Patricia P. McCarter                    Trustee (3)                             Director and Secretary, The McCarter
1230 Brentford Road                                                             Corp. (machine manufacturer).
Malvern, PA  19355
May 1928


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.



                                       17


                                        Positions Held                          Principal Occupations(s)
Name and Address                        With the Company                        During the Past Five Years
----------------                        ----------------                        --------------------------

Steven R. Pruchansky                    Trustee (1, 3)                          Director and President, Mast
4327 Enterprise Avenue                                                          Holdings, Inc. (since 1991);
Naples, FL  33942                                                               Director, First Signature Bank &
August 1944                                                                     Trust Company (until August 1991);
                                                                                Director, Mast Realty Trust (until
                                                                                1994); President, Maxwell Building
                                                                                Corp. (until 1991).

Richard S. Scipione *                   Trustee (1)                             General Counsel, John Hancock Life
John Hancock Place                                                              Company; Director, the Adviser,
P.O. Box 111                                                                    Advisers International, John Hancock
Boston, MA  02117                                                               Funds, Investor Services, John
August 1937                                                                     Hancock Distributors, Inc.,
                                                                                Insurnace Agency, Inc., John Hancock
                                                                                Subsidiaries, Inc., SAMCorp. and NM
                                                                                Capital; Trustee, The Berkeley
                                                                                Group; Director, JH Networking
                                                                                Insurance Agency, Inc.; Director,
                                                                                John Hancock Property and Casualty
                                                                                Insurance and its affiliates (until
                                                                                November, 1993),

Norman H. Smith                         Trustee (3)                             Lieutenant General, United States
243 Mt. Oriole Lane                                                             Marine Corps; Deputy Chief of Staff
Linden, VA  22642                                                               for Manpower and Reserve Affairs,
March 1933                                                                      Headquarters Marine Corps;
                                                                                Commanding General III Marine
                                                                                Expeditionary Force/3rd Marine
                                                                                Division (retired 1991).


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.



                                       18


                                        Positions Held                          Principal Occupations(s)
Name and Address                        With the Company                        During the Past Five Years
----------------                        ----------------                        --------------------------

John P. Toolan                          Trustee (3)                             Director, The Smith Barney Muni Bond
13 Chadwell Place                                                               Funds, The Smith Barney Tax-Free
Morristown, NJ  07960                                                           Money Funds, Inc., Vantage Money
September 1050                                                                  Market Funds (mutual funds), The
                                                                                Inefficient-Market Fund, Inc.
                                                                                (closed-end investment company) and
                                                                                Smith Barney Trust Company of
                                                                                Florida; Chairman, Smith Barney
                                                                                Trust Company (retired December,
                                                                                1991); Director, Smith Barney,
                                                                                Inc., Mutual Management Company and
                                                                                Smith Barney Advisers, Inc.
                                                                                (investment advisers) (retired
                                                                                1991); Senior Executive Vice
                                                                                President, Director and member of
                                                                                the Executive Committee, Smith
                                                                                Barney, Harris Upham & Co.,
                                                                                Incorporated (investment bankers)
                                                                                (until 1991).

Robert G. Freedman                      Vice Chairman and Chief Investment      Vice Chairman and Chief Investment
101 Huntington Avenue                   Officer (2)                             Officer, the Adviser; Director, the
Boston, MA  02199                                                               Adviser, Advisers International,
July 1938                                                                       John Hancock Funds, Investor
                                                                                Services, SAMCorp., Insurance
                                                                                Agency, Inc., Southeastern Thrift &
                                                                                Bank Fund and NM Capital; Senior
                                                                                Vice President, The Berkeley Group;
                                                                                President, the Adviser (until
                                                                                December 1994);


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.



                                       19


                                        Positions Held                          Principal Occupations(s)
Name and Address                        With the Company                        During the Past Five Years
----------------                        ----------------                        --------------------------

James B. Little                         Senior Vice President and Chief         Senior Vice President, the Adviser,
101 Huntington Avenue                   Financial Officer                       The Berkeley Group, John Hancock
Boston, MA  02199                                                               Funds and Investor Services.
February 1935
                                        Vice President and Secretary            Vice President and Assistant
Susan S. Newton                                                                 Secretary, the Adviser; Vice
101 Huntington Avenue                                                           President, John Hancock Funds,
Boston, MA  02199                                                               Investor Services; Secretary,
March 1950                                                                      SAMCorp; Vice President, The
                                                                                Berkeley Group, John Hancock
                                                                                Distributors, Inc. (until 1994).

John A. Morin                           Vice President                          Vice President and Secretary, the
101 Huntington Avenue                                                           Adviser, The Berkeley Group,
Boston, MA  02199                                                               Investor Services and John Hancock
July 1950                                                                       Funds; Counsel, John Hancock Mutual
                                                                                Life Insurance Company.

James J. Stokowski                      Vice President and Treasurer            Vice President, the Adviser.
101 Huntington Avenue
Boston, MA  02199
November 1946


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.



                                       20


                                        Positions Held                          Principal Occupations(s)
Name and Address                        With the Company                        During the Past Five Years
----------------                        ----------------                        --------------------------

Barry J. Gordon                         President                               President and Chairman of the Board
1415 Kellum Place                                                               of American Fund Advisors, Inc.;
Suite 205                                                                       Director and President of the
Garden City, NY  11530                                                          company and its predecessors (until
July 1945                                                                       1993); Chairman of the Board and
                                                                                President of National Value Fund,
                                                                                Inc. ("NVF") (until 1992); Chairman
                                                                                of the Board and Chief Executive
                                                                                Office (since 1990) of Baseball
                                                                                Entrepreneurs, Inc. and (from 1991
                                                                                until 1992) of Hamilton Baseball
                                                                                Associates, Inc. (baseball club
                                                                                ownership), Chairman of the Board
                                                                                and Chief Executive Officer of Minor
                                                                                League Sports Enterprises, Inc.
                                                                                (baseball club ownership since
                                                                                1992); Director of Hain Food Group
                                                                                (food products) (since 1993);
                                                                                Director of Sports Heroes, Inc.
                                                                                (sports memorabilia) (since 1989);
                                                                                President of Winfield Capital Corp.
                                                                                (SBIC) (since 1995) and Chairman of
                                                                                Board of ACOL Acquisition Corp.
                                                                                (baseball club ownership since 1994).


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.


         All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Trustees and officers may also be officers and/or directors and/or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.

         The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Messrs. Boudreau, Cameron, Scipone, and Ms. Hodsdon, each a non-independent Trustee, and each of the officers of the Fund (except Mr. Gordon) are interested persons of the Adviser, are compensated by the Adviser and/or its affiliates and receive no compensation from the Fund for their services. Mr. Gordon is an interested person of the Sub-Adviser, is compensated by the Sub-Adviser, and receives no compensation from the Fund for his services.

                                                     Total Compensation From the
                          Aggregate Compensation     Fund and John Hancock Fund
Independent Trustees         From the Fund(1)          Complex to Trustees(2)
--------------------         ----------------          ----------------------

Charles F. Fretz                  $ 1,306                    $ 56,200

Jack P. Gould*                      5,300                       9,800

Charles L. Ladner                     834                      60,700

Patricia P. McCarter                  834                      60,700

Steven R. Pruchansky                  877                      62,700

Norman H. Smith                       856                      62,700

John P. Toolan+                       855                      60,700

James F. Carlin                     1,029                      60,700

Harold R. Hiser, Jr.+               1,497                      60,200

William H. Cunningham+                340                      69,700

Leo E. Linbeck, Jr.                   334                      73,200
                                  -------                    --------
                                  $14,062                    $637,300


(1)  Compensation for the fiscal year ended December 31, 1995.

(2) Total compensation from the Fund and the other John Hancock funds is as of December 31, 1995.

*    As of March 26, 1996, Mr. Gould resigned as a Trustee.

+ As of December 31, 1995, the value of the aggregate accrued deferred compensation from all funds in the John Hancock fund complex for Mr. Cunningham was $54,413, for Mr. Hiser was $31,324 and for Mr. Toolan was $71,437 under the John Hancock Deferred Compensation Plan for Independent Trustees.

         As of October 31, 1996, the officers and trustees of the Fund as a group owned less than 1% of the outstanding shares of the fund.

         As of October 31, 1996, the following shareholders beneficially owned 5% of or more of outstanding shares of the Fund:

                                                                                Percentage of
                                                         Number of shares       total outstanding
Name and Address                                         of beneficial          shares of the
of Shareholder                    Class of Shares        interest owned         Class of the Fund
--------------                    ---------------        --------------         -----------------
MLPF& S For The                       Class B                180,177                  8.90%
Sole Benefit of Its Customers
Attn: Fund Administration
4800 Deer Lake Drive East
Jacksonville FL 32246-6484


INVESTMENT ADVISORY AND OTHER SERVICES

         The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603 was organized in 1968 and presently has more than $19 billion in assets under management in its capacity as investment adviser to the Fund and the other mutual funds and publicly traded investment companies in the John Hancock group of funds having a combined total of over 1,080,000 shareholders. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of $80 billion, the Life Company is one of the 10 largest life insurance companies in the United States, and carries a high rating from Standard & Poor's and A.M. Best's. Founded in 1862, the Life Company has been serving clients for over 130 years.

         The Fund has entered into an investment management contract with the Adviser dated December 6, 1991, and amended as of January 1, 1994, under which the Adviser in conjunction with the Sub-Adviser provides the Fund with a continuous investment program, consistent with the Fund's stated investment objectives and policies. The Adviser is responsible for the day-to-day management of the Fund's portfolio assets.

         The Adviser has entered into a sub-advisory contract with the Sub-Adviser dated December 6, 1991, under which the Sub-Adviser, subject to the review of the Trustees and the overall supervision of the Adviser, is responsible for providing the Fund with investment advice.

         Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser, the Sub-Adviser or any of their respective affiliates provides investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Adviser or the Sub-Adviser for the Fund or for other funds or clients for which the Adviser or Sub-Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser, the Sub-Adviser or their respective affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

         No person other than the Adviser and Sub-Adviser and their respective directors and employees regularly furnishes advice to the Fund with respect to the desirability of the Fund's investing in, purchasing or selling securities. The Adviser and Sub- Adviser may from time to time receive statistical or other similar factual information, and information regarding general economic factors and trends, from the Life Company and its affiliates.

         The Adviser pays the compensation and expenses of officers and employees of the Fund, and trustees of the Trust affiliated with the Adviser, the office expenses of the Fund, including those of the Trust's Treasurer's and Secretary's offices and other expenses incurred by the Adviser in connection with the performance of its duties. All expenses which are not specifically paid by the Adviser and which are incurred in the operation of the Fund (including fees of Trustees of the Trust who are not "interested persons," as such term is defined in the Investment Company Act but excluding certain distribution-related expenses required to be paid by the Adviser or John Hancock Funds) and the continuous public offering of the shares of the Fund are borne by the Fund.

         As provided by the investment management contract, the Fund pays the Adviser a fee computed daily and payable monthly, at an annual rate of 1% of the value of the net assets of the Fund up to $100 million, and 3/4 of 1% of the value of the net assets over $100 million, as compensation for the services rendered by the Adviser. Effective January 1, 1995, the Adviser reduced a portion of the management fee amounting to 0.15% of the average daily net asset value of the first $100,000,000 of the Fund. In addition to the management fee, the Adviser receives an annual administration fee of $100,000. The annual rate of compensation is higher than the rate paid by most registered investment companies, but is believed to be comparable to the fees paid by funds with comparable objectives. The Adviser, not the Fund, pays the Sub-Adviser a monthly fee as described in the Prospectus. For the years ended December 31, 1995, 1994 and 1993, the Adviser received management fees of $1,045,680 (net of fee reduction), $522,041 and $361,474, respectively and administration fees of $100,000 from the Fund for each year.


         Pursuant to the investment management contract and sub-advisory contract, the Adviser and Sub-Adviser are not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which their respective contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or Sub-Adviser in the performance of their duties or from their reckless disregard of the obligations and duties under the applicable contract.

         Under the investment management contract, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the contract or any extension, renewal or amendment thereof remains in effect. If the contract is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the nonexclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

         The Sub-Adviser, AFA, 1415 Kellum Place, Suite 205, Garden City, New York, 11530, was incorporated under the laws of New York in 1978. The Sub-Adviser, subject to the supervision of the Adviser, manages the Fund's investments. AFA also provides investment advisory and management services to individual and institutional clients.

         Pursuant to the sub-advisory contract, AFA provides day-to-day portfolio management of the Fund. AFA furnishes the Adviser and the Fund with investment advice and recommendations consistent with the investment policies, objectives and restrictions of the Fund. AFA pays its own costs of maintaining staff and personnel necessary for it to perform its obligations under the sub-advisory contract, expenses of its office rent, telephone, telecommunications and other facilities required by it to perform services and any other expenses, including legal, audit and professional fees and expenses, incurred by it in connection with the performance of its duties under the sub-advisory contract.

         Each of the investment management and sub-advisory contracts has an initial two-year term commencing upon the close of business on December 6, 1991, and thereafter continues in effect from year to year if approved annually by a vote of a majority of the Trustees who are not interested persons of one of the parties to the contract ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and by either the Trustees or the holders of a "majority" of the Fund's outstanding voting securities as defined in the 1940 Act. Each contract automatically terminates upon assignment and may be terminated without penalty on 60 days' notice at the option of either party to the respective contract or by vote of a majority of the outstanding voting securities of the Fund. The sub-advisory contract will terminate upon termination of the Adviser's investment management contract.

DISTRIBUTION CONTRACTS

         The Fund has a Distribution Agreement with John Hancock Funds. Under the agreement, John Hancock Funds is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with John Hancock Funds. John Hancock Funds accepts orders for the purchase of the shares of the Fund which are continually offered at the net asset value next determined, plus any applicable sales charge. In connection with the sale of Class A or Class B shares, John Hancock Funds and Selling Brokers receive compensation from a sales charge imposed, in the case of Class A shares, at the time of sale or, in the case of Class B shares, on a deferred basis. The sales charges are discussed further in the Prospectus.

         The Fund's Trustees adopted Distribution Plans with respect to Class A and Class B shares (together, the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% and 1.00%, respectively, of the Fund's daily net assets attributable to shares of that class. However, the service fee will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. The distribution fees will be used to reimburse John Hancock Funds for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of John Hancock Funds) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers for providing personal and account maintenance services to shareholders. In the event that John Hancock Funds is not fully reimbursed for expenses incurred by it under the Class B Plan in any fiscal year, John Hancock Funds may carry these expenses forward, provided however, that the Trustees may terminate the Class B Plan and thus the Fund's obligation to make further payments at any time. Accordingly, the Fund does not treat unreimbursed expenses relating to the Class B shares as a liability of the Fund. For the fiscal year ended December 31, 1995, an aggregate of $987,619 of distribution expenses, or 4.34% of the average net assets of the Class B shares of the Fund, was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or 12b-1 fees in prior periods. The Plans were approved by a majority of the Trustees, including a majority of the Independent Trustees, by votes cast in person at meetings called for the purpose of voting on such Plans.

         Pursuant to the Plans, at least quarterly, John Hancock Funds provides the Fund with a written report of the amounts expended under the Plans and the purpose for which such expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

         During the fiscal year ended December 31, 1995, the Fund paid John Hancock Funds the following amounts of expenses with respect to the Class A and Class B shares of the Fund:

                                  Expense Items

                                        Printing and                                         Interest,
Global                                  Mailing of           Compensation    Expenses of     Carrying or
Technology                              Prospectuses to      to Selling      John Hancock    Other Finance
Fund                 Advertising        New Shareholders     Brokers         Funds           Charges
----                 -----------        ----------------     -------         -----           -------
Class A Shares         $56,438              $10,757            $89,300        $158,844         $  -

Class B Shares          31,799                5,883             44,891          85,964          58,569

        Each of the Plans provides that it will continue in effect only as long as its continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. Each of the Plans may be terminated without penalty (a) at any time by vote of a majority of the Trustees, a majority of the Independent Trustees or a majority of the respective class outstanding voting shares, or (b) by John Hancock Funds, on 60 days notice in writing to the Fund. Each of the Plans further provides that it may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to the Plan. Each of the Plans provides that no material amendment to the Plan will, in any event, be effective unless it is approved by a vote of a majority of both the Trustees and the Independent Trustees of the Trust. The holders of Class A and Class B shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans the Trustees concluded that, in their judgment, there is a reasonable likelihood that each Plan will benefit the holders of the applicable class of shares of the Fund.

        When the Trust seeks an Independent Trustee to fill a vacancy or as a nominee for election by shareholders, the selection or nomination of the
Independent Trustee is, under resolutions adopted by the Trustees contemporaneously with their adoption of the Plans, committed to the discretion of the Committee on Administration of the Trustees. The members of the Committee on Administration are all Independent Trustees and are identified in this Statement of Additional Information under the heading "Those Responsible for Management."

        The Fund's distribution contract, discussed above, continues in effect from year to year if approved annually by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and by either the Trustees or the holders of a majority of the outstanding shares of each class of the Fund which has voting rights with respect to the contract. The contract automatically terminates upon assignment and may be terminated without penalty on 60 days' notice at the option of either party to the contract or by vote of a majority of the outstanding shares of each class of the Fund which has voting rights with respect to the contract.

NET ASSET VALUE

        For purposes of calculating the net asset value ("NAV") of the Fund's shares, the following procedures are utilized wherever applicable.

        Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

        Equity securities traded on a principal exchange or NASDAQ National Market Issues are generally valued at last sale price on the day of valuation. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the last available bid price.

        Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

        Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 5:00 p.m., London time (12:00 noon, New York time) on the date of any determination of the Fund's NAV. If quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Trustees believe accurately reflects fair value.

        The NAV for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time) by dividing a class's net assets by the number of its shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

INITIAL SALES CHARGE ON CLASS A SHARES

        Shares of the Fund are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge alternative") or on a contingent deferred basis (the "deferred sales charge alternative"). Share certificates will not be issued unless requested by the shareholder in writing, and then they will only be issued for full shares. The Trustees reserve the right to change or waive the Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.

        The sales charges applicable to purchases of Class A shares of the Fund are described in the Prospectus. Methods of obtaining a reduced sales charge referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of the Fund, the investor is entitled to cumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Fund owned by the investor, or if John Hancock Investor Services Corporation ("Investor Services") is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.

         Combined Purchases. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined if made by (a) an individual, his spouse and their children under the age of 21, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account, and (c) certain groups of four or more individuals making use of salary deductions or similar group methods of payment whose funds are combined for the purchase of mutual fund shares. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Investor Services or Selling Broker's representative.

         Without Sales Charge. Class A shares may be offered without a front-end sales charge or CDSC to various individuals and institutions as follows:

o Any state, county or any instrumentality, department, authority, or agency of these entities that is prohibited by applicable investment laws from paying a sales charge or commission when it purchases shares of any registered investment management company.

o A bank, trust company, credit union, savings institution or other depository institution, its trust departments or common trust funds if it is purchasing $1 million or more for non-discretionary customers or accounts.
o A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Trustees of any of the foregoing; a member of the immediate family (spouse, children, mother, father, sister, brother, mother-in-law, father-in-law) of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.
o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into an agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.
o A former participant in an employee benefit plan with John Hancock funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.
o        A member of an approved affinity group financial services plan.
o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.
o Existing full service clients of the Life Company who were group annuity contract holders as of September 1, 1994, and participant directed defined contribution plans with at least 100 eligible employees at the inception of the Fund account, may purchase Class A shares with no initial sales charge. However, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the following rate:

Amount Invested                                           CDSC Rate
---------------                                           ---------

$1 to $4,999,999                                            1.00%
Next $5 million to $9,999,999                               0.50%
Amounts of $10 million and over                             0.25%


        Shareholders of the John Hancock Global Technology Fund who were shareholders of John Hancock National Aviation & Technology Fund ("National Aviation") who held shares prior to May 1, 1984 are permitted for an indefinite period to purchase additional shares of the John Hancock Global Technology Fund at net asset value, without a sales charge, provided that the purchasing shareholder held shares of National Aviation continuously from April 30, 1984 to July 28, 1995 (the date of the reorganization of National Aviation with the John Hancock Global Technology Fund) and shares of the John Hancock Global Technology Fund from that date to the date of the purchase in question.

        Class A shares may also be purchased  without an initial sales charge in
connection  with  certain  liquidation,   merger  or  acquisition   transactions
involving other investment companies or personal holding companies.

        Accumulation Privilege. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of a reduced sales charge by taking into account not only the amount then being invested but also the purchase price or current account value of the Class A shares already held by such person.

        Combination Privilege. Reduced sales charges (according to the schedule set forth in the Prospectus) also are available to an investor based on the aggregate amount of his concurrent and prior investments in Class A shares of the Fund and shares of all other John Hancock funds which carry a sales charge.

        Letter of Intention. Reduced sales charges are also applicable to investments in Class A shares made over a specified period pursuant to a Letter of Intention ("LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a period of thirteen months. Investors who are using the Fund as a funding medium for a qualified retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight month period. These qualified retirement plans include IRA, SEP, SARSEP, 401(k), 403(b) (including TSAs) and 457 plans. Such an investment (including accumulations and combinations) must aggregate $100,000 or more invested during the specified period from the date of the LOI or from a date within (90) days prior thereto, upon written request to Investor Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (within 13 or 48 months), the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

        The LOI authorizes Investor Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Investor Services to act as his or her attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional Class A shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B SHARES

        Investments in Class B shares are purchased at net asset value per share without the imposition of an initial sales charge so the Fund will receive the full amount of the purchase payment.

        Contingent Deferred Sales Charge. Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices, including Class B shares derived from reinvestment of dividends or capital gains distributions. No CDSC will be imposed on shares derived from reinvestment of dividends or capital gains distributions.

        Class B shares are not available to full-service defined contribution plans administered by Investor Services or the Life Company that had more than 100 eligible employees at the inception of the Fund account.

        The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining this number, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

        In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period. For this purpose, the amount of any increase in a share's value above its initial purchase price is not regarded as a share exempt from CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price. Upon redemption, appreciation is effective only on a per share basis for those shares being redeemed. Appreciation of shares cannot be redeemed CDSC free at the account level.

        When requesting a redemption for a specific dollar amount, please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

*      Proceeds of 50 shares redeemed at $12 per share                     $600
*      Minus proceeds of 10 shares not subject to CDSC
       (dividend reinvestment)                                             -120
*      Minus appreciation on remaining shares (40 shares X $2)              -80
                                                                           -----
*      Amount subject to CDSC                                              $400

         Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to select Selling Brokers for selling Class B shares. The combination of the CDSC and the distribution and service fees enables the Fund to sell the Class B shares without a sales charge being deducted at the time of the purchase. See the Prospectus for additional information regarding the CDSC.

         Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B shares and of Class A shares that are subject to a CDSC, unless indicated otherwise, in the circumstances defined below.

For all account types:

* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.
* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.
*        Redemptions due to death or disability.
* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.
* Redemptions of Class B shares made under a periodic withdrawal plan, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Investor Services. (Please note that this waiver does not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a CDSC.)

For Retirement Accounts (such as IRA, Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other qualified plans as described in the Internal Revenue Code) unless otherwise noted.

* Redemptions made to effect mandatory or life expectancy distributions under the Internal Revenue Code.
*        Returns of excess contributions made to these plans.
* Redemptions made to effect distributions to participants or beneficiaries from employer sponsored retirement plans under Section 401(a) of the Code (such as 401(k), Money Purchase Pension Plan, Profit-Sharing Plan).
* Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992 and certain IRA plans that purchased shares prior to May 15, 1995.

Please see matrix for reference.

CDSC Waiver Matrix for Class B Funds

-------------------------------------------------------------------------------------------------------------------
Type of              401(a) Plan        403(b)              457                IRA, IRA           Non-retirement
Distribution         (401(k), MPP,                                             Rollover
                     PSP)
-------------------------------------------------------------------------------------------------------------------
Death or             Waived             Waived              Waived             Waived             Waived
Disability
-------------------------------------------------------------------------------------------------------------------
Over 70 1/2          Waived             Waived              Waived             Waived for         12% of account
                                                                               mandatory          value annually in
                                                                               distributions or   periodic payments
                                                                               12% of account
                                                                               value annually
                                                                               in periodic
                                                                               payments
-------------------------------------------------------------------------------------------------------------------
Between 59 1/2       Waived             Waived              Waived             Waived for Life    12% of account
and 70 1/2                                                                     Expectancy or      value annually in
                                                                               12% of account     periodic payments
                                                                               value annually
                                                                               in periodic
                                                                               payments
-------------------------------------------------------------------------------------------------------------------
Under 59 1/2         Waived             Waived for          Waived for         Waived for         12% of account
                                        annuity payments    annuity payments   annuity payments   value annually in
                                        (72+) or 12% of     (72+) or 12% of    (72+) or 12% of    periodic payments
                                        account value       account value      account value
                                        annually in         annually in        annually in
                                        periodic payments   periodic payments  periodic payments
-------------------------------------------------------------------------------------------------------------------
Loans                Waived             Waived              N/A                N/A                N/A
-------------------------------------------------------------------------------------------------------------------
Termination of       Not Waived         Not Waived          Not Waived         Not Waived         N/A
Plan
-------------------------------------------------------------------------------------------------------------------
Hardships            Waived             Waived              Waived             N/A                N/A
-------------------------------------------------------------------------------------------------------------------
Return of            Waived             Waived              Waived             Waived             N/A
Excess
-------------------------------------------------------------------------------------------------------------------

         If you qualify for a CDSC waiver under one of these situations, you must notify Investor Services at the time you make your redemption. The waiver will be granted once Investor Services has confirmed you are entitled to the waiver.

SPECIAL REDEMPTIONS

         Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, he would incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any one shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

         Exchange Privilege. The Fund permits exchanges of shares of any class of the Fund for shares of the same class in any John Hancock fund offering that class.

         Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of the Fund's shares. Since the redemption price of the shares of the Fund may be more or less than the shareholder's cost, depending upon the market value of the securities owned by the Fund at the time of redemption, the distribution of cash pursuant to this plan may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional Class A or Class B shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B shares and because redemptions are taxable events.

         Therefore, a shareholder should not purchase Class A or Class B shares at the same time as a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Investor Services.

         Monthly Automatic Accumulation Program ("MAAP"). This program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

         The investments will be drawn on or about the day of the month indicated.

         The privilege of making investments through the MAAP may be revoked by Investor Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

         The program may be discontinued by the shareholder either by calling Investor Services or upon written notice to Investor Services which is received at least five (5) business days prior to the due date of any investment.

         Reinvestment Privilege. A shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or in any John Hancock funds, subject to the minimum investment limit in that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund or in Class A shares of any John Hancock funds. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares. The Fund may modify or terminate the reinvestment privilege at any time.

         A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the heading "TAX STATUS."

DESCRIPTION OF THE FUND'S SHARES

         The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund, without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of the Fund and one other series. Additional series may be added in the future. The Declaration of Trust also authorizes the Trustees to classify and reclassify the shares of the Fund or any new series of the Trust, into one or more classes. As of the date of this Statement of Additional Information, the Trustees have authorized the issuance of two classes of shares of the Fund, designated as Class A and Class B.

         The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Holders of Class A and Class B shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

         Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to Class A and Class B shares will be borne exclusively by that class; (ii) Class B shares will pay higher distribution and service fees than Class A shares; and (iii) each of Class A and Class B shares will bear any class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to multiple-class structures. Similarly, the net asset value per share may vary depending on whether Class A or Class B shares are purchased.

         In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

         Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

         Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Trust. However, the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations and affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no fund included in this Fund's prospectus shall be liable for the liabilities of any other John Hancock fund. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.


         In order to avoid conflicts with portfolio trades for the Fund, the Adviser, the Sub-Adviser and the Fund have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. Some of these restrictions are: pre-clearance for all personal trades and a ban on the purchase of initial public offerings, as well as contributions to specified charities of profits on securities held for less than 91 days. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders come first.

         A shareholder's account is governed by the laws of The Commonwealth of Massachusetts.

TAX STATUS

         Each series of the Trust, including the Fund, is treated as a separate entity for tax purposes. The Fund has qualified and has elected to be treated as a "regulated investment company" under Subchapter M of the Code, and intends to continue to so qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, the Fund will not be subject to Federal income tax on taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

         The Fund will be subject to a four percent nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distribution requirements.

         Distributions from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain," they will be taxable as long-term capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than net capital gain, after reduction by deductible expenses.) Some distributions from investment company taxable income and/or net capital gain may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

         Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

         Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to the Fund's investment in stock or securities, possibly including speculative currency positions or currency derivatives not used for hedging purposes, may increase the amount of gain it is deemed to recognize from the sale of certain investments or derivatives held for less than three months, which gain is limited under the Code to less than 30% of its gross income for each taxable year, and may under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its gross income for each taxable year. If the net foreign exchange loss for a year were to exceed the Fund's investment company taxable income computed without regard to such loss, the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

         Certain payments received by the Fund with respect to loan participations, such as commitment fees or facility fees, may not be treated as qualifying income under the 90% requirement referred to above if they are not properly treated as interest under the Code.

         If the Fund invests in stock in certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from these passive foreign investment companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. The Fund may limit and/or manage its investments in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

         Limitations imposed by the Code on regulated investment companies like the Fund may restrict the Fund's ability to enter into options contracts, foreign currency positions and foreign currency forward contracts. Certain of these transactions may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and may affect the character as long-term or short-term (or, in the case of certain foreign currency options and forward contracts, as ordinary income or loss) of some capital gains and losses realized by the Fund. Additionally, certain of the Fund's losses on transactions involving options, forward contracts, and any offsetting or successor positions in its portfolio may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gain. Certain of such transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. The Fund will take into account the special tax rules applicable to options or forward contracts, including consideration of available elections, in order to seek to minimize any potential adverse tax consequences.

         The amount of net realized capital gains, if any, realized in any given year will result from options transactions and sales of securities made with a view to the maintenance of a portfolio believed by the Fund's management to be most likely to attain the Fund's objective. Such sales, and any resulting gains or losses, may therefore vary considerably from year to year. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions on those shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions in reality represent a return of a portion of the purchase price.

         Upon a redemption of shares of the Fund (including by exercise of the exchange privilege) a shareholder will ordinarily realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's tax holding period for the shares and subject to the special rules described below. A sales charge paid in purchasing Class A shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent Class A shares of the Fund or another John Hancock fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

         Although the Fund's present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carry forward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and
(c) be entitled to increase the adjusted tax basis for his Fund shares by the difference between his pro rata share of this excess and the pro rata share of these taxes.

         For Federal income tax purposes, the Fund is permitted to carryforward a net capital loss in any year to offset net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. Presently, there are no capital loss carry forwards available to offset future net capital gains.

         Investment in debt obligations that are at risk of or in default presents special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it acquires or holds any such obligations, in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and seek to avoid becoming subject to Federal income or excise tax.

         For purposes of the dividends received deduction available to corporations, dividends received by the Fund from U.S. domestic corporations in respect of any share of stock held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) and distributed and properly designated by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the minimum holding period requirement stated above (46 or 91 days) with respect to their shares of the Fund in order to qualify for the deduction and, if they have any debt that is deemed under the Code directly attributable to Fund shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be taken into account in determining alternative minimum tax liability, if any. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

         The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to the Fund's investments in certain foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. Investors may be entitled to claim U.S.

foreign tax credits or deductions with respect to foreign income taxes or certain other foreign taxes ("qualified foreign taxes"), subject to certain provisions and limitations contained in the Code. Specifically, if more than 50% of the value of Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to (i) include in ordinary gross income (in addition to taxable dividends and distributions actually received) their pro rata shares of qualified foreign taxes paid by the Fund even though not actually received by them, and (ii) treat such respective pro rata portions as qualified foreign taxes paid by them.

         If the Fund makes this election, shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. Federal income taxes. Shareholders who do not itemize deductions for Federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the Fund, although such shareholders will be required to include their shares of such taxes in gross income. Shareholders who claim a foreign tax credit for such foreign taxes may be required to treat a portion of dividends received from the Fund as separate category of income for purposes of computing the limitations on the foreign tax credit. Tax-exempt shareholders will ordinarily not benefit from this election. Each year, if any, that the Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign taxes paid by the Fund and (ii) the portion of Fund dividends which represents income from each foreign country. If the Fund cannot or does not make this election, the Fund will deduct the foreign taxes it pays in determining the amount it has available for distribution to shareholders, and shareholders will not include these foreign taxes in their income, nor will they be entitled to any tax deductions or credits with respect to such taxes.

         The Fund is required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. The mark to market rules applicable to certain options and forward contracts may also require the Fund to recognize income or gain without a concurrent receipt of cash. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

         A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangibles taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Fund may in its sole discretion provide relevant information to shareholders.

         The Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provision.

         Different  tax  treatment,   including   penalties  on  certain  excess
contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

         The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under this law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of, and receipt of distributions from, ownership of shares of the Fund in their particular circumstances.

         Non-U.S. investors not engaged in a U.S. trade or business with which their Fund investment is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute for Form W-8 is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

         Provided that the Fund qualifies as a regulated investment company under the Code, it will not be required to pay Massachusetts corporate excise or franchise taxes.

CALCULATION OF PERFORMANCE

         The average annual total return of the Class A shares of the Fund for the 1 year, 5 year and 10 year periods ended June 30, 1996 was 3.25%, 21.18% and 11.40%, respectively.

         The average annual total return of the Class B shares of the Fund for the 1 year period ended June 30, 1996 and since inception on January 3, 1994 was 2.95% and 21.05%, respectively.

         Total return is computed by finding the average annual compounded rate of return over the 1 year, 5 year and 10 year periods that would equate the initial amount invested to the ending redeemable value according to the following formula:

     n _____
T = \ /ERV/P - 1


Where:

P =       a hypothetical initial investment of $1,000.

T =       average annual total return.

n =       number of years.

ERV = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the 1, 5 and 10 year periods.

         Because each share has its own sales charge and fee structure, the classes have different performance results. In the case of Class A or Class B shares, this calculation assumes the maximum sales charge is included in the initial investment or the CDSC is applied at the end of the period, respectively. This calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the fund's sales charge from the distribution rate produces a higher rate.

         In addition to average annual total returns, the Fund may quote unavereaged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions,, over any time period. Total returns may be quoted with or without taking the Fund's sales charge on Class A shares or the CDSC on Class B shares into account. Excluding the Fund's sales charge on Class A shares and the CDSC on Class B shares from a total return calculation produces a higher total return figure.

         From time to time, in reports and promotional literature, the Fund's total return will be compared to indices of mutual funds such as Lipper Analytical Services, Inc.'s "Lipper-Mutual Fund Performance Analysis," a monthly publication which tracks net assets and total return on mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well as the Russell and Wilshire Indices.

         Performance rankings and ratings reported periodically in national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, THE WALL STREET JOUNRAL,MICROPAL, INC., MORNING STAR INC., STANGER'S BARRON'S, etc., will also be utilized. The Fund's promotional and sales literature may make reference to the fund's "beta". Beta is a reflection of the market related risk of the Fund by showing how responsive the Fund is to the market.

         The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of capital stock; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

BROKERAGE ALLOCATION

         Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Adviser pursuant to recommendations made by an investment committee of the Adviser which consists of officers and directors of the Adviser, Sub-Adviser and officers and Trustees who are interested persons of the Trust. Orders for purchases and sales of securities are placed in a manner, which, in the opinion of the Adviser, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market makers reflect a "spread." Investments in debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on such transactions.

         In the U.S. and in some other countries, debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

         The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and other policies as the Trustees may determine, the Adviser and the Sub-Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

         To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and to a lesser extent statistical assistance furnished to the Adviser and Sub-Adviser of the Fund, and their value and expected contribution to the performance of the Fund. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser and Sub-Adviser. The receipt of research information is not expected to reduce significantly the expenses of the Adviser and Sub-Adviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and, conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. Similarly, research information and assistance provided to the Sub-Adviser by brokers and dealers may benefit other advisory clients or affiliates of the Sub-Adviser. The Fund will make no commitment to allocate portfolio transactions upon any prescribed basis. While the Adviser, together with the Sub-Adviser, will be primarily responsible for the allocation of the Fund's brokerage business, the policies and practices of the Adviser in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees. During 1993, 1994 and 1995, the Fund paid total brokerage commissions, excluding spreads or commissions on principal transactions, of $40,949, $81,677 and $102,799, respectively.

         As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that the price is reasonable in light of the services provided and policies as the Trustees may adopt from time to time. During the fiscal year ended December 31, 1995, the Fund directed commissions in the amount of $34,300 to compensate brokers for research services such as industry, economic and company reviews and evaluations of securities.

         The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of John Hancock Freedom Securities Corporation and its subsidiaries, three of which, Tucker Anthony Incorporated, John Hancock Distributors, Inc. and Sutro & Company, Inc. are broker-dealers ("Affiliated Brokers"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through Affiliated Brokers. During the years ended December 31, 1995, 1994 and 1993, the Fund did not execute any portfolio transactions with Affiliated Brokers.

         Any of the Affiliated Brokers may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which the Affiliated Broker acts as clearing broker and comparable to the Fund as determined by a majority of the Trustees who are not interested persons (as defined in the Investment Company Act) of the Fund, the Adviser, or the Affiliated Broker. Because the Adviser, which is affiliated with the Affiliated Brokers, has, as an investment adviser to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills, such research and related skills will not be used by the Affiliated Brokers as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

         Other investment advisory clients advised by the Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES

         John Hancock Investor Services Corporation, P.O. Box 9116, Boston, MA 02205- 9116, a wholly-owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund pays an annual fee of $19.00 for each Class A shareholder and $21.50 for each Class B shareholder, plus certain out-of- pocket expenses. These expenses are aggregated and charged to the Fund and allocated to each class on the basis of their relative net asset values.

CUSTODY OF PORTFOLIO

         Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and Investors Bank & Trust Company, 89 South Street, Boston, Massachusetts 02111. Under the custodian agreement, Investors Bank & Trust Company performs custody, portfolio and fund accounting services.

INDEPENDENT AUDITORS

         The independent auditors of the Fund are Ernst & Young, LLP, 200 Clarendon Street, Boston, Massachusetts 02116. Ernst & Young, LLP audits and renders an opinion on the Fund's annual financial statements and reviews the Fund's annual Federal income tax return.

                                   APPENDIX A

                          DESCRIPTION OF BOND RATINGS*


Moody's Bond ratings

         Bonds which are rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most likely to impair the fundamentally strong position of such issues.

         Bonds which are rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in 'Aaa' securities .
         Bonds which are rated 'A' possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Bonds which are rated 'Baa' are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Bonds which are rated 'Ba' are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position, characterizes bonds in this class.

         Bonds which are rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Bonds which are rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

-----------------------
*As described by the rating companies themselves.

         Bonds which are rated 'Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


Standard & Poor's Bond ratings

         AAA. This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

         AA. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

         A. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         BBB. Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

         BB. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

         B. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         CCC. Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

         CC. The rating 'CC' is typically applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

FINANCIAL STATEMENTS

                        JOHN HANCOCK EMERGING GROWTH FUND

                           CLASS A AND CLASS B SHARES

                       STATEMENT OF ADDITIONAL INFORMATION
                                December 2, 1996

         This Statement of Additional Information ("SAI") provides information about John Hancock Emerging Growth Fund (the "Fund"), a diversified series of John Hancock Series Trust (the "Trust"), in addition to the information that is contained in the Fund's Prospectus, dated December 2, 1996 (the "Prospectus").

         This SAI is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which can be obtained free of charge by writing or telephoning:

                   John Hancock Investor Services Corporation
                                  P.O. Box 9116
                        Boston, Massachusetts 02205-9116
                                 1-800-225-5291

                                TABLE OF CONTENTS

                                                                            Page
Organization of the Trust...................................................  2
Investment Objective and Policies...........................................  2
Investment Restrictions..................................................... 13
Those Responsible for Management............................................ 15
Investment Advisory and Other Services...................................... 25
Distribution Contract....................................................... 27
Net Asset Value............................................................. 28
Initial Sales Charge on Class A Shares...................................... 29
Deferred Sales Charge on Class B Shares..................................... 31
Special Redemptions......................................................... 35
Additional Services and Programs............................................ 35
Description of the Fund's Shares............................................ 36
Tax Status.................................................................. 37
Calculation of Performance.................................................. 42
Brokerage Allocation........................................................ 43
Transfer Agent Services..................................................... 45
Custody of Portfolio........................................................ 45
Independent Auditors........................................................ 45
Appendix A.................................................................. A-1
Financial Statements........................................................ F-1

ORGANIZATION OF THE TRUST

         The Trust is an open-end management investment company organized as a Massachusetts business trust under a Declaration of Trust dated December 2, 1996. Prior to December 22, 1994, the Fund was called Transamerica Emerging Growth Fund.

         The Fund is managed by John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned indirect subsidiary of John Hancock Mutual Life Insurance Company (the "Life Company"), chartered in 1862 with national headquarters at John Hancock Place, Boston, Massachusetts.

INVESTMENT OBJECTIVE AND POLICIES

         The Fund seeks long-term growth of capital through investing primarily (at least 80% of its assets in normal circumstances) in the common stocks of emerging companies (those with a market capitalization of less than $1 billion). Current income is not a factor of consequence in the selection of stocks for the Fund.

         In order to achieve its objective, the Fund invests in a diversified group of companies whose growth rates are expected to significantly exceed that of the average industrial company. It invests in these companies early in their corporate life cycle before they become widely recognized and well known, and while their reputations and track records are still emerging ("emerging companies"). Consequently, the Fund invests in the stocks of emerging companies whose capitalization, sales and earnings are smaller than those of the Fortune 500 companies. Further, the Fund's investments in emerging company stocks may include those of more established companies which offer the possibility of rapidly accelerating earnings because of revitalized management, new products, or structural changes in the economy.

         The nature of investing in emerging companies involves greater risk than is customarily associated with investments in more established companies. In particular, the value of securities of emerging companies tends to fluctuate more widely than other types of investments. Because emerging companies may be in the early stages of their development, they may be dependent on a relatively few products or services. They may also lack adequate capital reserves or may be dependent on one or two management individuals. Their stocks are often traded "over-the-counter" or on a regional exchange, and may not be traded in volumes typical of trading on a national exchange. Consequently, the investment risk is higher than that normally associated with larger, older, better-known companies. In order to help reduce this risk, the Fund allocates its investments among different industries.

         Most of the Fund's investments will be in equity securities of U.S. companies. However, since many emerging companies are located outside the United States, a significant portion of the Fund's investments may occasionally be invested in equity securities of non-U.S. companies.

         While the Fund will invest primarily in emerging companies, the balance of the Fund's assets may be invested in: (1) other common stocks; (2) preferred stocks; (3) convertible securities (up to 10% of the Fund's total assets may be invested in convertible securities rated as low as "B" by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's") or, if unrated, determined by John Hancock Advisers, Inc. (the "Adviser") to be comparable in quality to those rated "B"; (4) warrants; and (5) debt obligations of the U.S. Government, its agencies and instrumentalities.

         In order to provide liquidity for the purchase of new investments and to effect redemptions of its shares, the Fund will invest a portion of its assets in high quality, short-term debt securities with remaining maturities of one year or less, including U.S. Government securities, certificates of deposit, bankers' acceptances, commercial paper, corporate debt securities and related repurchase agreements.

         During periods of unusual market conditions when the Adviser believes that investing for temporary defensive purposes is appropriate, part or all of the Fund's assets may be invested in cash or cash equivalents consisting of: (1) obligations of banks (including certificates of deposit, bankers' acceptances and repurchase agreements) with assets of $100,000,000 or more; (2) commercial paper rated within the two highest rating categories of a nationally recognized rating organization; (3) investment grade short-term notes; (4) obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; and (5) related repurchase agreements.

         Investment In Foreign Securities. The Fund may invest in securities of foreign issuers including securities in the form of American Depository Receipts
(ADRs), European Depository Receipts (EDRs) or other securities convertible into securities of foreign issuers. ADRs are receipts, typically issued by an
American bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Issuers of unsponsored ADRs are not contractually obligated to disclose material information, including financial information, on the United States. Generally, ADRs are designed for use in United States, securities markets and EDRs are designed for use in European securities markets.

         Foreign Securities and Investments in Emerging Markets. The Fund may invest in securities of foreign issuers, including debt and equity securities of corporate and governmental issuers in countries with emerging economies or securities markets.

         Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.

         Because foreign securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, an any net investment income and gains that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly, so that the Fund's investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

         Foreign securities will be purchased in the best available market, whether through over-the-counter markets or exchanges located in the countries where principal offices of the issuers are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

         With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

         The dividends in some cases, capital gains, and interest payable on certain of the Fund's foreign portfolio securities may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund's shareholders.

         Foreign Currency Transactions. The foreign currency exchange transactions of the Fund may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. The Fund may enter into forward foreign currency exchange contracts involving currencies of the different countries in which it may invest as a hedge against possible variations in the foreign exchange rate between these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. The Fund's dealings in forward foreign currency contracts will be limited to hedging either specific transactions or portfolio positions. The Fund will not attempt to hedge all of its foreign portfolio positions and will not engage in speculative forward currency transactions.

         If the Fund enters into a forward contract to purchase foreign currency, its custodian bank will segregate cash or liquid securities high-grade debt securities (i.e. securities rated more of the top three rating categories by Moody's on S&P) in a separate account of the Fund in an amount necessary to complete the forward contract. These assets will be marked to market daily, and, if the value of the securities in the separate account declines, additional cash or liquid securities will be added so that the value of the account will be equal to the amount of the Fund's commitments in contracts.

         Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings that are published about issuers in the United States also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.

         Because foreign securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, an any net investment income and gains that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly, so that the Fund's investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

         Foreign securities will be purchased in the best available market, whether through over-the-counter markets or exchanges located in the countries where principal offices of the issuers are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

         With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

         The dividends, and, in some cases, capital gains, and interest payable on certain of the Fund's foreign portfolio securities may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund's shareholders.

         Hedging against a decline in the value of currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. These transactions also preclude the opportunity for gain if the value of the hedged currency rises. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

         The cost to the Fund of engaging in foreign currency exchange transactions varies with such factors as the currency involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency are usually conducted on a principal basis, no fees or commissions are involved.

         Lower Rated High Yield Debt Obligations. The Fund may invest in high yielding, fixed income securities rated below investment grade rated Baa or lower by Moody's and BBB or lower by S&P. See Appendix A for a description of ratings assigned by Moody's and S&P.

         Ratings are based largely on the historical financial condition of the issuer. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate.

         The values of lower-rated securities generally fluctuate more than those of high-rated securities. In addition, the lower rating reflects a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal. Although the adviser seeks to minimize these risks through diversification, investment analysis and attention to current developments in interest rates and economic conditions, there can be no assurance that the Adviser will be successful in limiting the Fund's exposure to the risks associated with lower rated securities. Because the Fund invests in securities in the lower rated categories, the achievement of the Fund's goals is more dependent on the Adviser's ability than would be the case if the Fund were investing in securities in the higher rated categories.

         The Fund may invest in pay-in-kind (PIK) securities, which pay interest in either cash or additional securities, at the issuer's option, for a specified period. The Fund also may invest in zero coupon bonds, which have a determined interest rate, but payment of the interest is deferred until maturity of the bonds. Both types of bonds may be more speculative and subject to greater fluctuations in value than securities which pay interest periodically and in cash, due to changes in interest rates.

         The market value of debt securities which carry no equity participation usually reflects yields generally available on securities of similar quality and type. When such yields decline, the market value of a portfolio already invested at higher yields can be expected to rise if such securities are protected against early call. In general, in selecting securities for its portfolio, the Fund intends to seek protection against early call. Similarly, when such yields increase, the market value of a portfolio already invested at lower yields can be expected to decline. The Fund's portfolio may include debt securities which sell at substantial discounts from par. These securities are low coupon bonds which, because of their lower acquisition cost tend to sell on a yield basis approximating current interest rates during periods of high interest rates.

         Repurchase Agreements. In a repurchase agreement the Fund buy a security for a relatively short period (usually not more than seven days) subject to the obligation at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with securities dealers. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

         The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities and could experience losses, including the possible decline in the value of the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income decline in value of the underlying securities or lack of access to income during this period, as well as the expense of enforcing its rights. The Fund will not invest in a repurchase agreement maturing in more than seven days, if such investment, together with other illiquid securities held by the Fund (including restricted securities) would exceed 10% of the Fund's net assets.

         Reverse Repurchase Agreements. The Fund may also enter into reverse repurchase agreements which involve the sale of government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of interest which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. The Fund will not enter into reverse repurchase agreements exceeding in the aggregate 33 1/3% of the market value of its total assets. The Fund will enter into reverse repurchase agreements only with federally insured banks or savings and loan associations which are approved in advance as being creditworthy by the Board of Trustees. Under procedures established by the Board of Trustees, the Adviser will monitor the creditworthiness of the banks involved.

         Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

         When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

         On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

         Rights and Warrants. The Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price subject to the Fund's Fundamental Investment Restriction. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

         Lending of Portfolio Securities. The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. The Fund may not lend portfolio securities having a total value exceeding 30% of its total assets.

         Financial Futures Contracts. The Fund may buy and sell futures contracts and related options on stocks, stock indices, debt, securities, currencies, interest rate indices, and other instruments. The Fund may hedge its portfolio by selling or purchasing financial futures contracts as an offset against the effects of changes in interest rates or in security or foreign currency values. Although other techniques could be used to reduce exposure to market fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using financial futures contracts. The Fund may enter into financial futures contracts for hedging and speculative purposes to the extent permitted by regulations of the Commodity Futures Trading Commission ("CFTC").

         Financial futures contracts have been designed by boards of trade which have been designated "contract markets" by the CFTC. Futures contracts are traded on these markets in a manner that is similar to the way a stock is traded on a stock exchange. The boards of trade, through their clearing corporations, guarantee that the contracts will be performed. Currently, financial futures contracts are based on interest rate instruments such as long-term U.S. Treasury bonds, U.S. Treasury notes, Government National Mortgage Association ("GNMA") modified pass-through mortgage-backed securities, three-month U.S. Treasury bills, 90-day commercial paper, bank certificates of deposit and Eurodollar certificates of deposit. It is expected that if other financial futures contracts are developed and traded the Fund may engage in transactions in such contracts.

         Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts (same exchange, underlying security and delivery month). Other financial futures contracts, such as futures contracts on securities indices, by their terms call for cash settlements. If the offsetting purchase price is less than the Fund's original sale price, the Fund realizes a gain, or if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the Fund's original purchase price, the Fund realizes a gain, or if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. The Fund will pay a commission in connection with each purchase or sale of financial futures contracts, including a closing transaction. For a discussion of the Federal income tax considerations of trading in financial futures contracts, see the information under the caption "Tax Status" below.

         At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. Government securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. The margin required for a financial futures contract is set by the board of trade or exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the financial futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. Each day, the futures contract is valued at the official settlement price of the board of trade or exchange on which it is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. This process is known as "mark to market." Variation margin does not represent a borrowing or lending by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the financial futures contract expired. In computing net asset value, the Fund will mark to market its open financial futures positions.

         Successful hedging depends on a strong correlation between the market for the underlying securities and the futures contract market for those securities. There are several factors that will probably prevent this correlation from being a perfect one, and even a correct forecast of general interest rate trends may not result in a successful hedging transaction. There are significant differences between the securities and futures markets which could create an imperfect correlation between the markets and which could affect the success of a given hedge. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for financial futures and debt securities, including technical influences in futures trading and differences between the financial instruments being hedged and the instruments underlying the standard financial futures contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. The degree of imperfection may be increased where the underlying debt securities are lower-rated and, thus, subject to greater fluctuation in price than higher-rated securities.

         A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market or interest rate trends. The Fund will bear the risk that the price of the securities being hedged will not move in complete correlation with the price of the futures contracts used as a hedging instrument. Although the Adviser believes that the use of financial futures contracts will benefit the Fund, an incorrect market prediction could result in a loss on both the hedged securities in the Fund's portfolio and the hedging vehicle so that the Fund's return might have been better had hedging not been attempted. However, in the absence of the ability to hedge, the Adviser might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs. The low margin deposits required for futures transactions permit an extremely high degree of leverage. A relatively small movement in a futures contract may result in losses or gains in excess of the amount invested.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount the price of a futures contract may vary either up or down from the previous day's settlement price, at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and, therefore, does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

         Finally, although the Fund engages in financial futures transactions only on boards of trade or exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid market will exist for a particular futures contract at any given time. The liquidity of the market depends on participants closing out contracts rather than making or taking delivery. In the event participants decide to make or take delivery, liquidity in the market could be reduced. In addition, the Fund could be prevented from executing a buy or sell order at a specified price or closing out a position due to limits on open positions or daily price fluctuation limits imposed by the exchanges or boards of trade. If the Fund cannot close out a position, it must continue to meet margin requirements until the position is closed.

         Options on Financial Futures Contracts. The Fund may buy and sell options on financial futures contracts on stocks, stock indices, debt securities, currencies, interest rates indices, and other instruments.. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. The Fund would be required to deposit with its custodian initial and variation margin with respect to put and call options on futures contracts written by them. Options on futures contracts involve risks similar to the risks of transactions in financial futures contracts. Also, an option purchased by the Fund may expire worthless, in which case the Fund would lose the premium it paid for the option.

         Other Considerations. The Fund will engage in futures and options transactions for bona fide hedging or other non-speculative purposes to the extent permitted by CFTC regulations. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. Except as stated below, the Fund's futures transactions will be entered into for traditional hedging purposes --i.e., futures contracts will be sold to protect against a decline in the price of securities that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities, or the currency in which they are denominated, the Fund intends to purchase. As evidence of this hedging intent, the Fund expects that on 75% or more of the occasions on which they take a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing equivalent amounts of related securities or assets denominated in the related currency in the cash market at the time when the futures contract or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

         As an alternative to literal compliance with the bona fide hedging definition, a CFTC regulation permits the Fund to elect to comply with a different test, under which the aggregate initial margin and premiums required to establish nonhedging positions in futures contracts and options on futures will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. The Fund will engage in transactions in futures contracts only to the extent such transactions are consistent with the requirements of the Code for maintaining their qualifications as regulated investment companies for Federal income tax purposes.

         When the Fund purchases financial futures contracts, or writes put options or purchases call options thereon, cash or liquid securities will be deposited in a segregated account with the Fund's custodian in an amount that, together with the amount of initial and variation margin held in the account of the broker, equals the market value of the futures contracts.

         Options Transactions. The Fund may write listed and over-the-counter covered call options and covered put options on securities. In addition, the Fund may purchase listed and over-the-counter call and put options. The extent to which covered options will be used by the Fund will depend upon market conditions and the availability of alternative strategies.

         The Fund will write listed and over-the-counter call options only if they are "covered," which means that the Fund owns or has the immediate right to acquire the securities underlying the options without additional cash consideration upon conversion or exchange of other securities held in its portfolio. A call option written by the Fund may also be "covered" if the Fund holds on a share-for-share basis a covering call on the same securities where
(i) the exercise price of the covering call held is equal to or less than the exercise price of the call written or the exercise price of the covering call is greater than the exercise price of the call written, in the latter case only if the difference is maintained by the Fund in cash or high grade liquid securities in a segregated account with the Fund's custodian, and (ii) the covering call expires at the same time as the call written. If a covered call option is not exercised, the Fund would keep both the option premium and the underlying security. If the covered call option written by the Fund is exercised and the exercise price, less the transaction costs, exceeds the cost of the underlying security, the Fund would realize a gain in addition to the amount of the option premium it received. If the exercise price, less transaction costs, is less than the cost of the underlying security, the Fund's loss would be reduced by the amount of the option premium.

         As the writer of a covered put option, the Fund will write a put option only with respect to securities it intends to acquire for its portfolio and will maintain in a segregated account with its custodian bank cash or liquid securities with a value equal to the price at which the underlying security may be sold to the Fund in the event the put option is exercised by the purchaser. The Fund may also write a "covered" put option by purchasing on a share-for-share basis a put on the same security as the put written by the Fund if the exercise price of the covering put held is equal to or greater than the exercise price of the put written and the covering put expires at the same time as or later than the put written.

         When writing listed and over-the-counter covered put options on securities, the Fund would earn income from the premiums received. If a covered put option is not exercised, the Fund would keep the option premium and the assets maintained to cover the option. If the option is exercised and the exercise price, including transaction costs, exceeds the market price of the underlying security, the Fund would realize a loss, but the amount of the loss would be reduced by the amount of the option premium.

         If the writer of an exchange-traded option wishes to terminate its obligation prior to its exercise, it may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the Fund's position will be offset by the Options Clearing Corporation. The Fund may not effect a closing purchase transaction after it has been notified of the exercise of an option. There is no guarantee that a closing purchase transaction can be effected. Although the Fund will generally write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular option or at any particular time, and for some options no secondary market on an exchange may exist.

         In the case of a written call option, effecting a closing transaction will permit the Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. In the case of a written put option, it will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

         The Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option. The Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received for writing the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation in the value of the underlying security owned by the Fund.

         Over-the-Counter Options. The Fund may engage in options transactions on exchanges and in the over-the-counter markets. In general, exchange-traded options are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. Over-the-counter ("OTC") transactions are two-party contracts with price and terms negotiated by the buyer and seller. The Fund will acquire only those OTC options for which management believes the Fund can receive on each business day at least two separate bids or offers (one of which will be from an entity other than a party to the option) or those OTC options valued by an independent pricing service. The Fund will write and purchase OTC options only with member banks of the Federal Reserve System and primary dealers in U.S. Government securities or their affiliates which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The SEC has taken the position that OTC options are subject to the Fund's 10% restriction on illiquid investments. The SEC, however, allows the Fund to exclude from the 10% limitation on illiquid securities a portion of the value of the OTC options written by the Fund, provided that certain conditions are met. First, the other party to the OTC options has to be a primary U.S. Government securities dealer designated as such by the Federal
Reserve Bank. Second, the Fund must have an absolute contractual right to repurchase the OTC options at a formula price. If the above conditions are met, the Fund may treat as illiquid only that portion of the OTC option's value (and the value of its underlying securities) which is equal to the formula price for repurchasing the OTC option, less the OTC option's intrinsic value.

         Short-Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. As a matter of nonfundamental policy, the Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short-term trading may have the effect of increasing the Fund's portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly greater brokerage expenses and may make it more difficult for the Fund to qualify as a regulated investment company for Federal income tax purposes.

         Restricted Securities. The Fund will not invest more than 10% of its total assets in securities that are not registered ("restricted securities") under the Securities Act of 1933 (the "1933 Act"), including securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. In addition, the Fund will not invest more than 10% of its net assets in illiquid investments, which include repurchase agreements maturing in more than seven days, securities that are not readily marketable and restricted securities. However, if the Trustees determines, based upon a continuing review of the trading markets for specific Rule 144A securities, that they are liquid, then such securities may be purchased without regard to the 10% limit on illiquid investments. The Trustees may adopt guidelines and delegate to the Adviser the daily function of determining and monitoring the liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

INVESTMENT RESTRICTIONS

         The Fund has adopted certain fundamental investment restrictions upon its investments as set forth below which may not be changed without the approval of the holders of a majority of the outstanding shares of the Fund. A majority for this purpose means: (a) more than 50% of the outstanding shares of the Fund or (b) 67% or more of the shares represented at a meeting where more than 50% of the outstanding shares of the Fund are represented, whichever is less. Under these restrictions, the Fund may not:

(1) Borrow money in an amount in excess of 33-1/3% of its total assets, and then only as a temporary measure for extraordinary or emergency purposes (except that it may enter into a reverse repurchase agreement within the limits described in the Prospectus or this SAI), or pledge, mortgage or hypothecate an amount of its assets (taken at market value) in excess of 15% of its total assets, in each case taken at the lower of cost or market value. For the purpose of this restriction, collateral arrangements with respect to options, futures contracts, options on futures contracts and collateral arrangements with respect to initial and variation margins are not considered a pledge of assets.

(2) Underwrite securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security.

(3) Purchase or retain real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein and securities secured by real estate), or mineral leases, commodities or commodity contracts, precious metals (except contracts for the future delivery of fixed income securities, stock index and currency futures and options on such futures) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate or mineral leases, commodities or commodity contracts acquired as a result of the ownership of securities.

(4) Invest in direct participation interests in oil, gas or other mineral exploration or development programs.

(5) Make loans to other persons except by the purchase of obligations in which the Fund is authorized to invest and by entering into repurchase agreements; provided that the Fund may lend its portfolio securities not in excess of 30% of its total assets (taken at market value). Not more than 10% of the Fund's total assets (taken at market value) will be subject to repurchase agreements maturing in more than seven days. For these purposes the purchase of all or a portion of an issue of debt securities shall not be considered the making of a loan. In addition, the Fund may purchase a portion of an issue of debt securities of types commonly distributed privately to financial institutions.

(6) Purchase the securities of any issuer if such purchase, at the time thereof, would cause more than 5% of its total assets (taken at market value) to be invested in the securities of such issuer, other than securities issued or guaranteed by the United States. In applying these limitations, a guarantee of a security will not be considered a security of the guarantor, provided that the value of all securities issued or guaranteed by that guarantor, and owned by the Fund, does not exceed 10% of the Fund's total assets. In determining the issuer of a security, each state and each political subdivision agency, and instrumentality of each state and each multi-state agency of which such state is a member is a separate issuer. Where securities are backed only by assets and revenues of a particular instrumentality, facility or subdivision, such entity is considered the issuer.

(7)      Invest  in  companies  for  the  purpose  of   exercising   control  or
         management.

(8) Purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Director of the Fund, or is a member, partner, officer or Director of the Adviser, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value.

(9) Purchase any securities or evidences of interest therein on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities and the Fund may make deposits on margin in connection with futures contracts and related options.

(10) Sell any security which the Fund does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon equivalent conditions.

(11) Knowingly invest in securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or market makers do not exist or will not entertain bids or offers), except for repurchase agreements, if, as a result thereof more than 10% of the Fund's total assets (taken at market value) would be so invested.

(12) Issue any senior security (as that term is defined in the Investment Company Act of 1940) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder. For the purpose of this restriction, collateral arrangements with respect to options, futures contracts and options on futures contracts and collateral arrangements with respect to initial and variation margins are not deemed to be the issuance of a senior security.

(13) Concentrate its investments in any particular industry, but if it is deemed appropriate for the attainment of its investment objective, the Fund may invest up to 25% of its assets (taken at market value at the time of each investment) in securities of issuers in any one industry.

(14) Purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund; or purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of any class of securities of such issuer to be held by the Fund. For this purpose all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class. In applying these limitations, a guarantee of a security will not be considered a security of the guarantor, provided that the value of all securities issued or guaranteed by that guarantor, and owned by the Fund, does not exceed 10% of the Fund's total assets. In determining the issuer of a security, each state and each political subdivision agency, and instrumentality of each state and each multi-state agency of which such state is a member is a separate issuer. Where securities are backed only by assets and revenues of a particular instrumentality, facility or subdivision, such entity is considered the issuer.

Other Operating Policies

         The Fund may, due to an undertaking with a state in which the Fund's shares are currently qualified for sale, purchase warrants not to exceed 5% of the Fund's net assets. Included within that amount, but not exceeding 2% of the Fund's net assets, may be warrants for which there is no public market. Any such warrants which are attached to securities at the time such securities are acquired by the Fund will be deemed to be without value for the purpose of this restriction.

         The Fund will not invest more than 5% of its total assets in companies which, including their respective predecessors, have a record of less than three years' continuous operation.

         In order to comply with certain state regulatory policies, the Fund will not, as a matter of operating policy, pledge, mortgage or hypothecate its portfolio securities if the percentage of securities so pledged, mortgaged or hypothecated would exceed 15%.

         In order to comply with certain state regulatory policies, the cost of investments in options, financial futures, stock index futures and currency futures, other than those acquired for hedging purposes, may not exceed 10% of the Fund's total net assets.

         As a nonfundamental investment restriction, the Fund may not purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies, (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds. The Fund may not purchase the shares of any closed-end investment company except in the open market where no commission or profit to a sponsor or dealer results from the purchase, other than customary brokerage fees.

         These operating policies are not fundamental and may be changed without shareholder approval. In order to comply with certain state regulatory practices, certain policies, if changed, would require advance written notice to shareholders.

THOSE RESPONSIBLE FOR MANAGEMENT

         The business of the Fund is managed by the Trust's Trustees who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Trust are also officers and directors of the Adviser or officers and directors of the Fund's principal distributor, John Hancock Funds, Inc. ("John Hancock Funds").

         The following table sets forth the principal occupation or employment of the Trustees during the past five years:

                                        Positions Held                          Principal Occupations(s)
Name and Address                        With the Company                        During the Past Five Years
----------------                        ----------------                        --------------------------
Edward J. Boudreau, Jr. *               Trustee, Chairman and Chief             Chairman and Chief Executive
101 Huntington Avenue                   Executive Officer (1, 2)                Officer, the Adviser and The
Boston, MA  02199                                                               Berkeley Financial Group ("Berkeley
October 1944                                                                    Group"); Chairman, NM Capital
                                                                                Management, Inc. ("NM Capital") and
                                                                                John Hancock Advisers International
                                                                                Limited ("Advisers International");
                                                                                Chairman, Chief Executive Officer
                                                                                and President, John Hancock Funds,
                                                                                Inc. ("John Hancock Funds"), John
                                                                                Hancock Investor Services
                                                                                Corporation ("Investor Services"),
                                                                                First Signature Bank and Trust
                                                                                Company and Sovereign Asset
                                                                                Management Corporation
                                                                                ("SAMCorp."); Director, John
                                                                                Hancock Freedom Securities
                                                                                Corporation, John Hancock Insurance
                                                                                Agency, Inc. ("Insurance Agency,
                                                                                Inc."), John Hancock Capital
                                                                                Corporation and New England/Canada
                                                                                Business Council; Member,
                                                                                Investment Company Institute Board
                                                                                of Governors; Director, Asia
                                                                                Strategic Growth Fund, Inc.;
                                                                                Trustee, Museum of Science; Vice
                                                                                Chairman and President, the Adviser
                                                                                (until July 1992); Chairman, John
                                                                                Hancock Distributors, Inc. (until
                                                                                April, 1994).


* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.


                                       16

                                        Positions Held                          Principal Occupations(s)
Name and Address                        With the Company                        During the Past Five Years
----------------                        ----------------                        --------------------------

James F. Carlin                         Trustee (3)                             Chairman and CEO, Carlin
233 West Central Street                                                         Consolidated, Inc.
Natick, MA 01760                                                                (management/investments); Director,
April 1940                                                                      Arbella Mutual Insurance Company
                                                                                (insurance), Consolidated Group
                                                                                Trust (insurance administration),
                                                                                Carlin Insurance Agency, Inc., West
                                                                                Insurance Agency, Inc. (until May
                                                                                1995) Uno Restaurant Corp.;
                                                                                Chairman, Massachusetts Board of
                                                                                Higher Education (since 1995);
                                                                                Receiver, the City of Chelsea (until
                                                                                August 1992).

William H. Cunningham                   Trustee (3)                             Chancellor, University of Texas
601 Colorado Street                                                             System and former President of the
O'Henry Hall                                                                    University of Texas, Austin, Texas;
Austin, TX 78701                                                                Lee Hage and Joseph D. Jamail
January 1944                                                                    Regents Chair of Free Enterprise;
                                                                                Director, LaQuinta Motor Inns, Inc.
                                                                                (hotel management company);
                                                                                Director, Jefferson-Pilot
                                                                                Corporation (diversified life
                                                                                insurance company) and LBJ
                                                                                Foundation Board (education
                                                                                foundation); Advisory Director,
                                                                                Texas Commerce Bank - Austin.

Charles F. Fretz                        Trustee (3)                             Retired; self employed; Former Vice
RD #5, Box 300B                                                                 President and Director, Towers,
Clothier Springs Road                                                           Perrin, Foster & Crosby, Inc.
Malvern, PA  19355                                                              (international management
June 1928                                                                       consultants) (1952-1985).

Harold R. Hiser, Jr.                    Trustee (3)                             Executive Vice President,
123 Highland Avenue                                                             Schering-Plough Corporation
Short Hill, NJ  07078                                                           (pharmaceuticals) (retired 1996);
October 1931                                                                    Director, ReCapital Corporation
                                                                                (reinsurance) (until 1995).


* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.


                                       17

                                        Positions Held                          Principal Occupations(s)
Name and Address                        With the Company                        During the Past Five Years
----------------                        ----------------                        --------------------------

Anne C. Hodsdon *                       President and Director (1, 2)           President, Chief Operating Officer
101 Huntington Avenue                                                           and Director, the Adviser; Director,
Boston, MA  02199                                                               The Berkeley Group, John Hancock
April 1953                                                                      Funds, Investor Services (since
                                                                                October 1996); Director, Advisers
                                                                                International; Executive Vice
                                                                                President, the Adviser (until
                                                                                December 1994); Senior Vice
                                                                                President, the Adviser (until
                                                                                December 1993).

Charles L. Ladner                       Trustee (3)                             Director, Energy North, Inc. (public
UGI Corporation                                                                 utility holding company) (until
P.O. Box 858                                                                    1992); Senior Vice President of UGI
Valley Forge, PA  19482                                                         Corp. Holding Company Public
February 1938                                                                   Utilities, LPGAS.

Leo E. Linbeck, Jr.                     Trustee (3)                             Chairman, President, Chief Executive
3810 W. Alabama                                                                 Officer and Director, Linbeck
Houston, TX 77027                                                               Corporation (a holding company
August 1934                                                                     engaged in various phases of the
                                                                                construction industry and
                                                                                warehousing interests); Former
                                                                                Chairman, Federal Reserve Bank of
                                                                                Dallas (1992, 1993); Chairman of
                                                                                the Board and Chief Executive
                                                                                Officer, Linbeck Construction
                                                                                Corporation; Director, PanEnergy
                                                                                Corporation (a diversified energy
                                                                                company), Daniel Industries, Inc.
                                                                                (manufacturer of gas measuring
                                                                                products and energy related
                                                                                equipment), GeoQuest International
                                                                                Holdings, Inc. (a geophysical
                                                                                consulting firm) (1980-1993);
                                                                                Former Director, Greater Houston
                                                                                Partnership (1980 -1995).


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.


                                       18

                                        Positions Held                          Principal Occupations(s)
Name and Address                        With the Company                        During the Past Five Years
----------------                        ----------------                        --------------------------

Patricia P. McCarter                                                            Director and Secretary, The McCarter
1230 Brentford Road                                                             Corp. (machine manufacturer).
Malvern, PA  19355
May 1928

Steven R. Pruchansky                    Trustee (1, 3)                          Director and President, Mast
4327 Enterprise Avenue                                                          Holdings, Inc. (since 1991);
Naples, FL  33942                                                               Director, First Signature Bank &
August 1944                                                                     Trust Company (until August 1991);
                                                                                Director, Mast Realty Trust (until
                                                                                1994); President, Maxwell Building
                                                                                Corp. (until 1991).

Richard S. Scipione *                   Trustee (1)                             General Counsel, John Hancock Life
John Hancock Place                                                              Company; Director, the Adviser,
P.O. Box 111                                                                    Advisers International, John Hancock
Boston, MA  02117                                                               Funds, Investor Services, John
August 1937                                                                     Hancock Distributors, Inc.,
                                                                                Insurnace Agency, Inc., John Hancock
                                                                                Subsidiaries, Inc., SAMCorp. and NM
                                                                                Capital; Trustee, The Berkeley
                                                                                Group; Director, JH Networking
                                                                                Insurance Agency, Inc.; Director,
                                                                                John Hancock Property and Casualty
                                                                                Insurance and its affiliates (until
                                                                                November, 1993),

Norman H. Smith                         Trustee (3)                             Lieutenant General, United States
243 Mt. Oriole Lane                                                             Marine Corps; Deputy Chief of Staff
Linden, VA  22642                                                               for Manpower and Reserve Affairs,
March 1933                                                                      Headquarters Marine Corps;
                                                                                Commanding General III Marine
                                                                                Expeditionary Force/3rd Marine
                                                                                Division (retired 1991).


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.

(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.


                                       19

                                        Positions Held                          Principal Occupations(s)
Name and Address                        With the Company                        During the Past Five Years
----------------                        ----------------                        --------------------------

John P. Toolan                          Trustee (3)                             Director, The Smith Barney Muni Bond
13 Chadwell Place                                                               Funds, The Smith Barney Tax-Free
Morristown, NJ  07960                                                           Money Funds, Inc., Vantage Money
September 1930                                                                  Market Funds (mutual funds), The
                                                                                Inefficient-Market Fund, Inc.
                                                                                (closed-end investment company) and
                                                                                Smith Barney Trust Company of
                                                                                Florida; Chairman, Smith Barney
                                                                                Trust Company (retired December,
                                                                                1991); Director, Smith Barney,
                                                                                Inc., Mutual Management Company and
                                                                                Smith Barney Advisers, Inc.
                                                                                (investment advisers) (retired
                                                                                1991); Senior Executive Vice
                                                                                President, Director and member of
                                                                                the Executive Committee, Smith
                                                                                Barney, Harris Upham & Co.,
                                                                                Incorporated (investment bankers)
                                                                                (until 1991).

Robert G. Freedman                      Vice Chairman and Chief Investment      Vice Chairman and Chief Investment
101 Huntington Avenue                   Officer (2)                             Officer, the Adviser; Director, the
Boston, MA  02199                                                               Adviser, Advisers International,
July 1938                                                                       John Hancock Funds, Investor
                                                                                Services, SAMCorp., Insurance
                                                                                Agency, Inc., Southeastern Thrift &
                                                                                Bank Fund and NM Capital; Senior
                                                                                Vice President, The Berkeley Group;
                                                                                President, the Adviser (until
                                                                                December 1994);

James B. Little                         Senior Vice President and Chief         Senior Vice President, the Adviser,
101 Huntington Avenue                   Financial Officer                       The Berkeley Group, John Hancock
Boston, MA  02199                                                               Funds and Investor Services.
February 1935


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.

(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.


                                       20

                                        Positions Held                          Principal Occupations(s)
Name and Address                        With the Company                        During the Past Five Years
----------------                        ----------------                        --------------------------

Susan S. Newton                         Vice President and Secretary            Vice President and Assistant
101 Huntington Avenue                                                           Secretary, the Adviser; Vice
Boston, MA  02199                                                               President, John Hancock Funds,
March 1950                                                                      Investor Services; Secretary,
                                                                                SAMCorp; Vice President, The
                                                                                Berkeley Group, John Hancock
                                                                                Distributors, Inc. (until 1994).

John A. Morin                           Vice President                          Vice President and Secretary, the
101 Huntington Avenue                                                           Adviser, The Berkeley Group,
Boston, MA  02199                                                               Investor Services and John Hancock
July 1950                                                                       Funds; Counsel, John Hancock Mutual
                                                                                Life Insurance Company.

James J. Stokowski                      Vice President and Treasurer            Vice President, the Adviser.
101 Huntington Avenue
Boston, MA  02199
November 1946

-------------------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.

         All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Trustees and officers may also be officers and/or Trustees and/or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.

         As of October 31, 1996, the officers and trustees of the Trust as a group beneficially owned less than 1% of the outstanding shares of the Trust and the Fund. On such date, the following shareholders were the only record holders or beneficial owners of 5% or more of the shares of either class of the Fund's shares:

                                                                                Percentage of
                                                                                 Outstanding
              Name and Address                   Class            Shares          Shares of
               of Shareholder                  of Shares          Owned         Class of Fund
               --------------                  ---------          -----         -------------
National Westminster Bank PLC                   Class A          758,464            13.79%
 as Trustee of American Smaller Companies
Trust
Attn:  Joe D'Mello
Juno Court
24 Prescott Street
London E18BB

Merrill Lynch Fenner & Smith                    Class A            614,827          11.18%
Trade House Account - Book Entry                Class B         2,915,426           25.24%
Team B - 3rd Floor
4800 Deerlake Drive East
Jacksonville, FL 32246-6484

         On such date, no other person(s) owned of record or was known by the Trust to beneficially own as much as 5% of the outstanding shares of the Trust or of either class of the Fund's shares.

         As of December 22, 1994, the Trustees have established an Advisory Board which acts to facilitate a smooth transition of management over a two-year period (between Transamerica Fund Management Company ("TFMC"), the prior investment adviser, and the Adviser). The members of the Advisory Board are distinct from the Board of Trustees, do not serve the Fund in any other capacity and are persons who have no power to determine what securities are purchased or sold on behalf of the Fund. Each member of the Advisory Board may be contacted at 101 Huntington Avenue, Boston, Massachusetts 02199.

         Members  of  the  Advisory   Board  and  their   respective   principal
occupations during the past five years are as follows:

R. Trent Campbell, President, FMS, Inc. (financial and management services); former Chairman of the Board, Mosher Steel Company.

Mrs. Lloyd Bentsen, Formerly National Democratic Committeewoman from Texas; co-founder, Houston Parents' League; former board member of various civic and cultural organizations in Houston, including the Houston Symphony, Museum of Fine Arts and YWCA. Mrs. Bentsen is presently active in various civic and cultural activities in the Washington, D.C. area, including membership on the Area Board for The March of Dimes and is a National Trustee for the Botanic Gardens of Washington, D. C.

Thomas R. Powers,  Formerly Chairman of the Board, President and Chief Executive
         Officer, TFMC; Director, West Central Advisory Board, Texas Commerce Bank; Trustee, Memorial Hospital System; Chairman of the Board of Regents of Baylor University; Member, Board of Governors, National Association of Securities Dealers, Inc.; Formerly, Chairman, Investment Company Institute; formerly, President, Houston Chapter of Financial Executive Institute.

Thomas B.  McDade,  Chairman and  Director,  TransTexas  Gas Company;  Director,
         Houston Industries and Houston Lighting and Power Company; Director, TransAmerican Companies (natural gas producer and transportation); Member, Board of Managers, Harris County Hospital District; Advisory Director, Commercial State Bank, El Campo; Advisory Director, First National Bank of Bryan; Advisory Director, Sterling Bancshares; Former Director and Vice Chairman, Texas Commerce Bancshares; and Vice Chairman, Texas Commerce Bank.

         Compensation of the Board of Trustees and Advisory Board. The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees and the Advisory Board members for their services for the Fund's most recently completed fiscal year. Ms. Hodsdon and Messrs. Boudreau and Scipione, each a non-Independent Trustee, and each of the officers of the Trust are interested persons of the Adviser, are compensated by the Adviser and received no compensation from the Funds for their services.

                                                       Total
                                                       Compensation
                                                       from all Funds in
                            Aggregate                  John Hancock
                           Compensation                Fund Complex to
Trustees                   from the Fund               Trustees**
--------                   -------------               ----------

James F. Carlin               $ 3,279                     $ 60,700
William H. Cunningham*        $ 8,672                     $ 69,700
Charles F. Fretz               $ 354                      $ 56,200
Harold R. Hiser, Jr.*          $ 353                      $ 60,200
Leo E. Linbeck, Jr.           $ 8,922                     $ 73,200
Patricia P. McCarter          $ 4,224                     $ 60,700
Steven R. Pruchansky          $ 4,371                     $ 62,700
Norman H. Smith               $ 4,371                     $ 62,700
John P. Toolan*               $ 3,279                     $ 60,700
                              -------                     --------

TOTALS                        $42,049                     $627,500


     * As of December 31, 1995 the value of the aggregate accrued deferred compensation from all Funds in the John Hancock fund complex for Mr. Cunningham was $54,413, for Mr. Hiser was $31,324, and for Mr. Toolan was $71,437 under the John Hancock Deferred Compensation Plan for Independent Trustees (the "Plan").

     ** Total compensation from each Fund and other John Hancock funds is as of December 31, 1995. As of this date there were sixty-one funds in the John Hancock fund complex. Messrs. Carlin, Hiser, Ladner, Pruchansky, Smith, Fretz, Toolan and Ms. McCarter served on the boards of 33 of the funds. Messrs. Cunningham and Linbeck served on the boards of 31 of the funds.



                             Aggregate               Total Compensation from all
                             Compensation from       Funds in John Hancock Fund
Advisory Board               the Fund*               Complex to Advisory Board*
--------------               ---------               --------------------------

R. Trent Campbell               $ 8,509                     $ 54,000
Mrs. Lloyd Bentsen              $ 8,826                     $ 54,000
Thomas R. Powers                $ 8,509                     $ 54,000
Thomas B McDade                 $ 8,509                     $ 54,000
                                -------                     --------

TOTALS                          $34,353                     $216,000


*    For the fiscal year ended October 31, 1995.
**   As of December 31, 1995.

INVESTMENT ADVISORY AND OTHER SERVICES

      The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199- 7603, was organized in 1968 and currently has more than $19 billion in assets under management in its capacity as investment adviser to the Fund and the other mutual funds and publicly traded investment companies in the John Hancock group of funds having a combined total of over 1,080,000 shareholders. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of more than $80 billion, the Life Company is one of the ten largest life insurance companies in the United States and carries high ratings from Standard & Poor's and A.M. Best's. Founded in 1862, the Life Company has been serving clients for over 130 years.

      The Trust, on behalf of the Fund, has entered into an investment management contract with the Adviser. Under the investment management contract, the Adviser provides the Fund with (i) a continuous investment program, consistent with the Fund's stated investment objective and policies, and (ii) supervision of all aspects of the Fund's operations except those that are delegated to a custodian, transfer agent or other agent. The Adviser is responsible for the day-to-day management of the Fund's portfolio assets.

      Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser or its affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Adviser or for other funds or clients for which the Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

      As provided by the investment management contract, the Fund pays the Adviser an investment management fee, which is accrued daily and paid monthly in arrears, equal on an annual basis to 0.75% of the Fund's average daily net asset value.

      The Adviser may voluntarily and temporarily reduce its advisory fee or make other arrangements to limit the Fund's expenses to a specified percentage of average daily net assets. The Adviser retains the right to re-impose the advisory fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.

      In the event normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of any state limit where the Fund is registered to sell shares of beneficial interest, the fee payable to the Adviser will be reduced to the extent of such excess and the Adviser will make any additional arrangements necessary to eliminate any remaining excess expenses, if required by law. Currently, the most restrictive limit applicable to the Fund is 2.5% of the first $30,000,000 of the Fund's average daily net asset value, 2% of the next $70,000,000 and 1.5% of the remaining average daily net asset value.

      Pursuant to the investment management contract, the Adviser is not liable to the Fund or its shareholders for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which its contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of the obligations and duties under the investment management contract.


      Under the investment management contract, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the investment management contract or any extension, renewal or amendment thereof remains in effect. If the Fund's investment management contract is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the non-exclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

      For the period from November 1, 1994 to December 22, 1994 and for the fiscal years ended October 31, 1994 and 1993, advisory fees paid by the Fund to TFMC, the Fund's former investment adviser, amounted to $496,208, $2,706,438 and $1,668,514, respectively. For the period from December 22, 1994 to October 31, 1995, advisory fees paid by the Fund to the Adviser amounted to $2,978,791.

The investment management contract and the distribution contract discussed below continue in effect from year to year if approved annually by vote of a majority of the Trustees who are not interested persons of one of the parties to the contract, cast in person at a meeting called for the purpose of voting on such approval, and by either the Trustees or the holders of a majority of the Fund's outstanding voting securities. Each of these contracts automatically terminates upon assignment and may be terminated without penalty on 60 days' notice at the option of either party to the contract or by vote of a majority of the outstanding voting securities of the Fund.

      Administrative Services Agreement. The investment management contract, and the distribution contract discussed below, continue in effect from year to year if approved annually by vote of a majority of the Trustees who are not interested persons of one of the parties to the contract, cast in person at a meeting called for the purpose of voting on such approval, and by either the Fund's contracts automatically terminates upon assignment and may be terminated without penalty on 60 days' notice at the option of either party to the respective contract or by vote of a majority of the outstanding voting securities of the Fund.

      The Fund was a party to an administrative services agreement with TFMC (the "Services Agreement"), pursuant to which TFMC performed bookkeeping and accounting services and functions, including preparing and maintaining various accounting books, records and other documents and keeping such general ledgers and portfolio accounts as are reasonably necessary for the operation of the Fund. Other administrative services included communications in response to shareholder inquiries and certain printing expenses of various financial reports. In addition, staff and office space, facilities and equipment was provided as necessary to provide administrative services to the Fund. The Services Agreement was amended in connection with the appointment of the Adviser as adviser to the Fund to permit services under the Agreement to be provided to the Fund by the Adviser and its affiliates. The Services Agreement was terminated during the fiscal year 1995.

      For the fiscal years ended October 31, 1995, 1994 and 1993, the Fund paid to TFMC (pursuant to the Services Agreement) $34,231, $222,044 and $157,911, respectively.

DISTRIBUTION CONTRACT

      The Fund has entered into a distribution contract with John Hancock Funds. Under the contract, John Hancock Funds is obligated to use its best efforts to sell shares on behalf of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with John Hancock Funds. John Hancock Funds accepts orders for the purchase of the shares of the Fund which are continually offered at net asset value next determined, plus any applicable sales charge. In connection with the sale of Class A or Class B shares, John Hancock Funds and Selling Brokers receive compensation in the form of a sales charge imposed, in the case of Class A shares at the time of sale or, in the case of Class B shares, on a deferred basis. Upon notice to all Selling Brokers, John Hancock Funds may allow them up to the full applicable sales charge during periods specified in such notice. During these periods, Selling Brokers may be deemed to be underwriters as that term is defined in the 1933 Act. The sales charges are discussed further in the Prospectus.

      The Fund's Trustees have adopted Distribution Plans with respect to Class A and Class B shares (together, the "Plans"), pursuant to Rule 12b-1 under the Investment Company Act. Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% and 1.00% respectively, of the Fund's daily net assets attributable to shares of that class. However, the amount of the service fee will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. In accordance with generally accepted accounting principles, the Fund does not treat unreimbursed distribution expenses attributable to Class B shares as a liability of the Fund and does not reduce the current net assets of Class B by such amount, although the amount may be payable under the Class B Plan in the future.

      Total underwriting commissions for sales of the Fund's Class A Shares for the fiscal year ended October 31, 1995, were $604,527. Of such amount, $67,705 was retained by the Fund's former distributor, Transamerica Fund Distributors, Inc. and the remainder was reallowed to dealers.


      Under the Plans, expenditures shall be calculated and accrued daily and paid monthly or at such other intervals as the Trustees shall determine. The fee may be spent by John Hancock Funds on Distribution Expenses or Service Expenses. "Distribution Expenses" include any activities or expenses primarily intended to result in the sale of shares of the relevant class of the Fund, including, but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of John Hancock Funds) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B hares only, interest expenses on unreimbursed payments made to, or on account of, account executives of selected broker-dealers (including affiliates of John Hancock Funds) and others who furnish personal and account maintenance services to shareholders of the relevant class of the Fund. For the fiscal year ended October 31, 1995, an aggregate of $9,697,401 of distribution expenses or 3.02% of the average net assets of the Fund's Class B shares was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods.

      Pursuant to the Plans, at least quarterly, John Hancock Funds provides the Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued approprateness.

      During the fiscal year ended October 31, 1995, the Funds paid John Hancock Funds the following amounts of expenses with respect to the Class A and Class B shares of the Fund:

                                                                                               Interest,
                                      Printing and                                             Carrying or
                                      Mailing of                               Expenses of     Other
                                      Prospectuses to      Compensation to     John Hancock    Finance
                     Advertising      new Shareholders     Selling Brokers     Funds           Charges
                     -----------      ----------------     ---------------     -----           -------
Class A shares        $ 60,215           $ 6,025             $   86,447          $205,221        None


Class B shares        $191,492           $22,622             $1,142,644          $690,198       $1,093,651

         Each of the Plans provides that it will continue in effect only as long as its continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. Each of the Plans may be terminated (a) at any time by vote of a majority of the Trustees, a majority of the Independent Trustees, or a majority of the respective Class' outstanding voting shares (b) by John Hancock Funds on 60 days' notice in writing to the Fund. Each of the Plans further provides that it may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to the Plan. Each of the Plans provides that no material amendment to the Plan will, in any event, be effective unless it is approved by a majority vote of the Trustees and the Independent Trustees of the Fund. The holders of Class A Shares and Class B Shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that each Plan will benefit the holders of the applicable class of shares of the Fund.


         When the Fund seeks an Independent Trustee to fill a vacancy or as a nominee for election by shareholders, the selection or nomination of the
Independent Trustee is, under resolutions adopted by the Trustees contemporaneously with their adoption of the Plans, committed to the discretion of the Committee on Administration of the Trustees. The members of the Committee on Administration are all Independent Trustees and identified in this Statement of Additional Information under the heading "Those Responsible for Management."

NET ASSET VALUE

         For purposes of calculating the net asset value ("NAV") of the Fund's shares, the following procedures are utilized wherever applicable.

         Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

         Equity securities traded on a principal exchange or NASDAQ National Market Issues are generally valued at last sale price on the day of valuation. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the mean between the current closing bid and asked prices.

         Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost, which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

         Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 5:00 p.m., London time (12:00 noon, New York time) on the date of any determination of the Fund's NAV.

The NAV for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class's net assets by the number of its shares outstanding.

INITIAL SALES CHARGE ON CLASS A SHARES

         Shares of the Fund are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge alternative") or on a contingent deferred basis (the "deferred sales charge alternative"). Share certificates will not be issued unless requested by the shareholder in writing, and then they will only be issued for full shares. The Trustees reserve the right to change or waive a Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.

         The sales charges applicable to purchases of Class A shares of the Fund are described in the Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares, the investor is entitled to cumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Fund owned by the investor, or if John Hancock Investor Services Corporation ("Investor Services") is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.

         Combined Purchases. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined if made by (a) an individual, his or her spouse and their children under the age of 21 purchasing securities for his or her own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) certain groups of four or more individuals making use of salary deductions or similar group methods of payment whose funds are combined for the purchase of mutual fund shares. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Investor Services or a Selling Broker's representative.

         Without Sales Charge. Class A shares may be offered without a front-end sales charge or CDSC to various individuals and institutions as follows:

o Any state, county or any instrumentality, department, authority, or agency of these entities that is prohibited by applicable investment laws from paying a sales charge or commission when it purchases shares of any registered investment management company.

o A bank, trust company, credit union, savings institution or other depository institution, its trust departments or common trust funds if it is purchasing $1 million or more for non-discretionary customers or accounts.

o A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, children, mother, father, sister, brother, mother-in-law, father-in-law) of any of the foregoing; or any fund, pension, profit sharing or other benefit plan of the individuals described above.

o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into an agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

o A former participant in an employee benefit plan with John Hancock funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.

o        A member of an approved affinity group financial services plan.

o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.

o Existing full service clients of the Life Company who were group annuity contract holders as of September 1, 1994, and participant directed defined contribution plans with at least 100 eligible employees at the inception of the Fund account, may purchase Class A shares with no initial sales charge. However, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the following rate:

         Amount Invested                                       CDSC Rate
         ---------------                                       ---------

         $1 Million to $4,999,999                                 1.00%
         Next $5 million to $9,999,999                            0.50%
         Amounts of $10 million and over                          0.25%

         Class A shares may also be purchased without an initial sales charge in
connection  with  certain  liquidation,   merger  or  acquisition   transactions
involving other investment companies or personal holding companies.

         Accumulation Privilege. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of reduced sales charge by taking into account not only the amount then being invested but also the purchase price or current account value of the Class A shares already held by such person.

         Combination Privilege. Reduced sales charges (according to the schedule set forth in the Prospectus) also are available to an investor based on the aggregate amount of his concurrent and prior investments in Class A shares of the Fund and shares of all other John Hancock funds which carry a sales charge.

         Letter of Intention. Reduced sales charges are also applicable to investments made over a specified period pursuant to a Letter of Intention
(LOI), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a period of thirteen (13) months. Investors who are using the Fund as a funding medium for a qualified retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These qualified retirement plans include IRA, SEP, SARSEP, 401(k), 403(b) (including
TSAs)  and  457  plans.   Such  an  investment   (including   accumulations  and
combinations) must aggregate $50,000 or more invested during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Investor Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period either 13 or 48 months, the sales charge applicable will not be higher than that which would have been applied (including accumulations and combinations) had the LOI been for the amount actually invested.

         The LOI authorizes Investor Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charges as may be due. By signing the LOI, the investor authorizes Investor Services to act as his attorney-in-fact to redeem any escrow shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B SHARES

         Investments in Class B shares are purchased at net asset value per share without the imposition of a sales charge so that the Fund will receive the full amount of the purchase payment.

         Contingent Deferred Sales Charge. Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices, including Class B shares derived from reinvestment of dividends or capital gains distributions.

         Class B shares are not available to full-service defined contribution plans administered by Investor Services or the Life Company that had more than 100 eligible employees at the inception of the Fund account.

         The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

         In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period. For this purpose, the amount of any increase in a share's value above its initial purchase price is not regarded as a share exempt from CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price. Upon redemption, appreciation is effective only on a per share basis for those shares being redeemed. Appreciation of shares cannot be redeemed CDSC free at the account level.

         When requesting a redemption for a specific dollar amount please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

         Example:

         You have purchased 100 shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

        o    Proceeds of 50 shares redeemed at $12 per share        $     600
        o    Minus proceeds of 10 shares not subject to CDSC
             (dividend reinvestment)                                $    -120
        o    Minus appreciation on remaining shares
             (40 shares X 2)                                        $      -80
                                                                    ----------
        o    Amount subject to CDSC                                 $      400

         Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to select Selling

Brokers for selling Class B shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B shares without a sales charge being deducted at the time of the purchase. See the Prospectus for additional information regarding the CDSC.

         Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B shares and of Class A shares that are subject to CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.

* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

*        Redemptions due to death or disability.

* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.

* Redemptions of Class B shares made under a periodic withdrawal plan, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Investor Services. (Please note that this waiver does not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a
         CDSC).

For Retirement Accounts (such as IRA, Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other qualified plans as described in the Internal Revenue Code) unless otherwise noted.

* Redemptions made to effect mandatory or life expectancy distributions under the Internal Revenue Code.

*        Returns of excess contributions made to these plans.

* Redemptions made to effect distributions to participants or beneficiaries from employer sponsored retirement plans under Section 401(a) of the Code (such as 401(k), Money Purchase Pension Plan, Profit Sharing Plan).

* Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992 and certain IRA accounts that purchased shares prior to May 15, 1995.

Please see matrix for reference.


CDSC Waiver Matrix for Class B Funds

-----------------------------------------------------------------------------------------------------------
Type of               401 (a) Plan       403 (b)           457              IRA, IRA         Non-
Distribution          [401 (k), MPP,                                        Rollover         retirement
                      PSP]
-----------------------------------------------------------------------------------------------------------
Death or              Waived             Waived            Waived           Waived           Waived
Disability
-----------------------------------------------------------------------------------------------------------
Over 701/2            Waived             Waived            Waived           Waived for       12% of account
                                                                            mandatory        value annually
                                                                            distributions    in periodic
                                                                            or 12% of        payments
                                                                            account value
                                                                            annually in
                                                                            periodic
                                                                            payments
-----------------------------------------------------------------------------------------------------------
Between 59 1/2        Waived             Waived            Waived           Waived for       12% of account
and 70 1/2                                                                  Life             value annually
                                                                            Expectancy or    in periodic
                                                                            12% of account   payments
                                                                            value annually
                                                                            in periodic
                                                                            payments
-----------------------------------------------------------------------------------------------------------
Under 591/2           Waived             Waived for        Waived for       Waived for       12% of account
                                         annuity           annuity          annuity          value annually
                                         payments (72+)    payments (72+)   payments (72+)   in periodic
                                         or 12% of         or 12% of        or 12% of        payments
                                         account value     account value    account value
                                         annually in       annually in      annually in
                                         periodic          periodic         periodic
                                         payments          payments         payments
-----------------------------------------------------------------------------------------------------------
Loans                 Waived             Waived            N/A              N/A              N/A
-----------------------------------------------------------------------------------------------------------
Termination of Plan   Not Waived         Not Waived        Not Waived       Not Waived       N/A
-----------------------------------------------------------------------------------------------------------
Hardships             Waived             Waived            Waived           N/A              N/A
-----------------------------------------------------------------------------------------------------------
Return of Excess      Waived             Waived            Waived           Waived           N/A
-----------------------------------------------------------------------------------------------------------

         If you qualify for a CDSC waiver under one of these situations, you must notify Investor Services at the time you make your redemption. The waiver will be granted once Investor Services has confirmed that you are entitled to the waiver.

SPECIAL REDEMPTIONS

         Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, he or she will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90 day period for any one account.

ADDITIONAL SERVICES AND PROGRAMS

         Exchange Privilege. The Fund permits exchanges of shares of any class of the Fund for shares of the same class in any other John Hancock fund offering that class.

         Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares. Since the redemption price of Fund shares may be more or less than the shareholder's cost, depending upon the market value of the securities owned by the Fund at the time of redemption, the distribution of cash pursuant to this plan may result in recognition of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional Class A or Class B shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B shares and because redemptions are taxable events. Therefore, a shareholder should not purchase Fund shares at the same time as a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Investor Services.

         Monthly Automatic Accumulation Program ("MAAP"). This program is explained in the Prospectus and the Account Privileges Application. The program, as it relates to automatic investment checks, is subject to the following conditions:

         The investments will be drawn on or about the day of the month indicated.

         The privilege of making investments through the Monthly Automatic Accumulation Program may be revoked by Investor Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any check.

         The program may be discontinued by the shareholder either by calling Investor Services or upon written notice to Investor Services which is received at least five (5) business days prior to the due date of any investment.

         Reinvestment Privilege. A shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or another John Hancock fund, subject to the minimum investment limit in that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund or in Class A shares of another John Hancock fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from that redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares. The Fund may modify or terminate the reinvestment privilege at any time.

         A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "Tax Status."

DESCRIPTION OF THE FUND'S SHARES

         The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund, without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of the Fund and one other series. The Declaration of Trust also authorizes the Trustees to classify and reclassify the shares of the Fund, or any new series of the Trust, into one or more classes. As of the date of this Statement of Additional Information, the Trustees have authorized the issuance of two classes of shares of the Fund, designated as Class A and Class B.

         The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund.
Holders of Class A shares and Class B shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

         Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to Class A and Class B shares will be borne exclusively by that class; (ii) Class B shares will pay higher distribution and service fees than Class A shares; and (iii) each of Class A shares and Class B shares will bear any class expenses properly allocable to that class of shares, subject to the requirements imposed by the Internal Revenue Service on funds having a multiple- class structure. Accordingly, the net asset value per share may vary depending whether Class A shares or Class B shares are purchased.

         In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable , except as set forth below.

         Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders of each class. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with a request for a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

         Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the trust. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations and affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no fund included in this Fund's prospectus shall be liable for the liabilities of any other John Hancock Fund. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

         In order to avoid conflicts with portfolio trades for the Fund, the Adviser and the Fund have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. Some of these restrictions are: pre-clearance for all personal trades and a ban on the purchase of initial public offerings, as well as contributions to specified charities of profits on securities held for less than 91 days. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders come first.

TAX STATUS

         The Fund has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Code, and intends to continue to so qualify in the future. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, the Fund will not be subject to Federal income tax on its taxable income (including net short-term and long-term capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

         The Fund will be subject to a 4% non-deductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distribution requirements.

         Distributions from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain," they will be taxable as long-term capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than net capital gain, after reduction by deductible expenses.) Some distributions from investment company taxable income and/or net capital gain may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

         Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

         If the Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require the Fund to recognize taxable income or gain without the concurrent receipt of cash. The Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

         Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to the Fund's investment in stock or securities, possibly including speculative currency positions or currency derivatives not used for hedging purposes, may increase the amount of gain it is deemed to recognize from the sale of certain investments or derivatives held for less than three months, which gain is limited under the Code to less than 30% of its gross income for each taxable year, and could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its gross income for each taxable year. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed the Fund's investment company taxable income computed without regard to such loss after consideration of certain regulations on the treatment of "post-October losses" the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

         The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. The Fund does not expect to qualify to pass such taxes through to its shareholders, who consequently will not take such taxes into account on their own tax returns. However, the Fund will deduct such taxes in determining the amount it has available for distribution to shareholders.

         The amount of the Fund's net short-term and long-term capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of the Fund to dispose of portfolio securities or enter into options transactions that will generate capital gains. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

         Upon a redemption of shares of the Fund (including by exercise of the exchange privilege) a shareholder may realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's tax holding period for the shares and subject to the special rules described below. A sales charge paid in purchasing Class A shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock Fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Such disregarded load will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to an election to reinvest dividends in additional shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

         Although its present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain income in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and (c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.

         For Federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset its net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. At October 31, 1995, the Fund has a realized capital loss carryforward of $6,354,280 which will expire in 2003.

         For purposes of the dividends received deduction available to corporations, dividends received by the Fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) and distributed and properly designated by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the minimum holding period requirement stated above (46 or 91 days) with respect to their shares of the Fund in order to qualify for the deduction and, if they have any debt that is deemed under the Code directly attributable to such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability, if any. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

         The Fund is required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payment. The mark to market rules applicable to certain options and forward contracts may also require the Fund to recognize income or gain without a concurrent receipt of cash. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

         A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangibles taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Fund may in its sole discretion provide relevant information to shareholders.

         The Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish a Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. A Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

         Different  tax  treatment,   including   penalties  on  certain  excess
contributions  and  deferrals,   certain   pre-retirement  and   post-retirement
distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

         Limitations imposed by the Code on regulated investment companies like the Fund may restrict the Fund's ability to enter into options, foreign currency positions, and foreign currency forward contracts.

         Certain options and forward foreign currency transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of certain foreign currency-related forward contracts or options, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Also, certain of the Fund's losses on its transactions involving options or forward contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gains. Certain of such transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. Certain of the applicable tax rules may be modified if the Fund is eligible and chooses to make one or more of certain tax elections that may be available. The Fund will take into account the special tax rules (including consideration of available elections) applicable to options and forward contracts in order to seek to minimize any potential adverse tax consequences.

         The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

         Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute for Form W-8 is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

         The Fund is not subject to Massachusetts corporate excise or franchise taxes. Provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

CALCULATION OF PERFORMANCE

         As of April 30, 1996, the average annual total returns of the Class B shares of the Fund for the one and five year periods and the life-of-the Fund since inception on October 26, 1987 were 39.52%, 19.38% and 22.15%, respectively. As of April 30, 1996, the average annual returns for the Fund's Class A shares for the one year period and since inception on August 22, 1991 were 38.21% and 18.39%, respectively.

         The Fund's total return is computed by finding the average annual compounded rate of return over the 1-year, 5-year, and 10-year periods that would equate the initial amount invested to the ending redeemable value according to the following formula:

     n _____
T = \ /ERV/P - 1


Where:

P =       a hypothetical initial investment of $1,000.
T =       average annual total return.
n =       number of years.
ERV = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the 1 year, 5 year and life-of-fund periods.

         In the case of Class A shares or Class B shares, this calculation assumes the maximum sales charge is included in the initial investment or the CDSC is applied at the end of the period. This calculation also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period.

         In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be quoted with or without taking the Fund's maximum sales charge on Class A shares or the CDSC on Class B shares into account. Excluding the Fund's sales charge on Class A shares and the CDSC on Class B shares from a total return calculation produces a higher total return figure.

         From time to time, in reports and promotional literature, the Fund's yield and total return will be compared to indices of mutual funds and bank deposit vehicles such as Lipper Analytical Services, Inc.'s "Lipper -- Fixed Income Fund Performance Analysis," a monthly publication which tracks net assets, total return, and yield on fixed income mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well as the Russell and Wilshire Indices.

         Performance rankings and ratings reported periodically in national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S and BARRON'S, etc. will also be utilized. The Fund's promotional and sales literature may make reference to the Fund's "beta." Beta is a reflection of the market-related risk of the Fund by showing how responsive the Fund is to the market.

         The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

BROKERAGE ALLOCATION

         Decisions concerning the purchase and sale of portfolio securities of the Fund and the allocation of brokerage commissions are made by the Adviser pursuant to recommendations made by its investment committee of the Adviser, which consists of officers and Trustees who are interested persons of the Fund. Orders for purchases and sales of securities are placed in a manner which, in the opinion of the Adviser, will offer the best price and market for the execution of each transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market makers reflect a "spread." Debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on such transactions.

         In the U.S. and in some other countries, debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S..

         The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Rules of Fair Practice of the National Association of Securities Dealer, Inc. and other policies that the Trustees may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

         To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and to a lesser extent statistical assistance furnished to the Adviser of the Fund, and their value and expected contribution to the performance of the Fund. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitments to allocate portfolio transactions upon any prescribed basis. While the Adviser will be primarily responsible for the allocation of the Fund's brokerage business, their policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees. For the fiscal years ended October 31, 1995, 1994 and 1993, the Fund paid negotiated brokerage commissions of $263,019, $318,023 and $330,454, respectively.

         As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that the price is reasonable in light of the services provided and to policies that the Trustees may adopt from time to time. During the fiscal year ended August 31, 1995, the Fund did not pay commissions as compensation to any brokers for research services such as industry, economic and company reviews and evaluations of securities.

         The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of John Hancock Distributors, Inc. ("Distributors"), a broker-dealer, and an indirect shareholder of John Hancock Freedom Securities Corporation and its two subsidiaries, Tucker Anthony Incorporated ("Tucker Anthony") and Sutro & Company, Inc. ("Sutro") (each are "Affiliated Brokers"). Pursuant to procedures established by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through Affiliated Brokers. During the year ended April 30, 1995, the Fund did not execute any portfolio transactions with then Affiliated Brokers.

         Any of the Affiliated Brokers may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the 1940 Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers, except for accounts for which the Affiliated Broker acts as a clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Fund, the Adviser or the Affiliated Brokers. Because the Adviser, which is affiliated with the Affiliated Brokers, has, as an investment adviser to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills, such research and related skills will not be used by the Affiliated Brokers as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria. The Fund will not effect principal transactions with Affiliated Brokers.

         The Fund may, however, purchase securities from other members of underwriting syndicates of which Tucker Anthony, Sutro and Distributors are members, but only in accordance with the policy set forth above and procedures adopted and reviewed periodically by the Trustees. The Fund's portfolio turnover rates for the fiscal years ended October 31, 1995 and 1994 were 23% and 25%, respectively. The Fund's relatively high portfolio turnover rate was due to changes in asset allocation between U.S. Treasury securities cash equivalents and GNMA certificates. These changes reflected the portfolio managers' changing assessment of market conditions and expectations in interest rate movements.


TRANSFER AGENT SERVICES

         John Hancock Investor Services Corporation, P.O. Box 9116, Boston, MA 02205- 9116, a wholly owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund pays an annual fee of $19.00 for each Class A shareholder and $21.50 for each Class B shareholder plus certain out-of-pocket expenses. These expenses are aggregated and charged to the Fund and allocated to each class on the basis of their relative net asset values.

CUSTODY OF PORTFOLIO

         Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and Investors Bank & Trust Company ("IBT"), 89 South Street, Boston, Massachusetts. Under the custodian agreement, IBT performs custody, portfolio and fund accounting services.

INDEPENDENT AUDITORS

         Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116, has been selected as the independent auditors of the Fund. The financial statements of the Fund for periods prior to August 31, 1995 in the Prospectus and this Statement of Additional Information have been audited by Ernst & Young LLP for the periods indicated in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                                   APPENDIX A

                           Description of Bond Ratings

The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group represent their opinions as to the quality of various debt instruments they undertake to rate. It should be emphasized that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

                         MOODY'S INVESTORS SERVICE, INC.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment at some time in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack the characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                         STANDARD & POOR'S RATINGS GROUP

AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B: Debt rated BB, and B is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.












                                      A-2